UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X| Preliminary proxy statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                                  E-LOAN, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     N/A
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
|_| No fee required.
|X| Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        Common stock, par value $0.001 per share, of E-Loan, Inc. ("Common Stock").

    (2) Aggregate number of securities to which transaction applies:
        66,302,484 shares of Common Stock, options to purchase 10,307,934 shares of Common Stock, of which 9,016,454 shares underlie options with an exercise price of less than $4.25, and warrants to purchase 400,000 shares of Common Stock, of which 400,000 shares underlie options with an exercise price of less than $4.25 (in each case based on the number of outstanding shares, options and warrants as of August 23, 2005).

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
        The filing fee of $35,333.73 was determined by multiplying .0001177 by the sum of: (x) the product of 66,302,484 shares of Common Stock and the merger consideration of $4.25 per share in cash plus (y) $18,416,099 which is the aggregate amount anticipated to be paid to certain persons holding options and warrants to purchase 9,416,454 shares of Common Stock in consideration for cancellation of such options and warrants.

    (4) Proposed maximum aggregate value of transaction:
        $300,201,656

    (5) Total fee paid:
        $35,334.00

|_|   Fee paid PREVIOUSLY with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

    ----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3) Filing Party:

    ----------------------------------------------------------------------------

(4) Date Filed:

    ----------------------------------------------------------------------------

               SUBJECT TO COMPLETION, DATED AUGUST 25, 2005

                                  E-LOAN, INC.
                            6230 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                                                   [      ], 2005

Dear E-LOAN, Inc. Stockholder:

      On August 2, 2005, we entered into a merger agreement with Popular, Inc. If the merger is completed, each of your shares of E-LOAN common stock will be converted into the right to receive $4.25 in cash. This merger consideration represents a premium of approximately 37% over the closing price of E-LOAN common stock on August 2, 2005, the last trading day before the merger was publicly announced, and a premium of approximately 28% over the average closing price of E-LOAN common stock for the 30 trading days ending August 2, 2005. The receipt of cash for your shares of E-LOAN common stock in the merger will generally be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws.

      We will hold a special meeting of stockholders of E-LOAN at [  ], on
[    ], 2005, at [ ] a.m. local time. At the special meeting, we will ask you to adopt the merger agreement with Popular. Your vote is important. We cannot complete the merger unless the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the special meeting adopt the merger agreement. Regardless of whether you plan to attend the special meeting in person, please submit your proxy without delay. To vote your shares, you may vote by proxy or attend the special meeting and vote in person. On behalf of the board of directors, I urge you to sign, date and return the enclosed proxy card, or vote via the Internet or by telephone as soon as possible, even if you currently plan to attend the special meeting. We encourage you to read the accompanying proxy statement carefully because it explains the proposed merger, the documents related to the merger and other related matters.

      After careful consideration, our board of directors has unanimously determined that the merger agreement and the merger are advisable, fair to and in the best interests of E-LOAN and our stockholders. ACCORDINGLY, THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING.

      I join the other members of the board of directors in recommending that you vote for the adoption of the merger agreement.

                               Sincerely,



                               Christian A. Larsen
                               Chairman of the Board of Directors

      This proxy statement is dated [    ], 2005 and is first being mailed
to stockholders of E-LOAN on or about [    ], 2005.

                                  E-LOAN, INC.
                            6230 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                                 (925) 847-6200
               -----------------------------------------------

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON [       ], 2005

      NOTICE IS HEREBY GIVEN THAT a special meeting of stockholders of E-LOAN,
Inc., a Delaware corporation will be held at [ ], on [        ], 2005, at
[    ] a.m. local time for the following purposes:

      1. To consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of August 2, 2005, by and among Popular, Inc., a Puerto Rico corporation, New Popular Acquisitions Corporation, a Delaware corporation and wholly owned subsidiary of Popular, and E-LOAN, Inc., pursuant to which New Popular Acquisitions Corporation will be merged with and into E-LOAN, and each share of E-LOAN common stock, par value $0.001 per share, outstanding immediately prior to the merger (other than shares held by E-LOAN or Merger Sub, which will be cancelled, and dissenting shares) will be converted into the right to receive $4.25 in cash, as more fully described in the enclosed proxy statement; and

      2. To consider and vote on any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes in favor of the foregoing proposal.

      The board of directors of E-LOAN has fixed the close of business on
[       ], 2005 as the record date. Only holders of record of common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. At the close of business on the record date, E-LOAN had outstanding and entitled to vote [ ] shares of common stock. Holders of E-LOAN common stock are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger if they meet certain conditions. See "The Merger -- Appraisal Rights" on page 31.

      YOUR VOTE IS IMPORTANT. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF E-LOAN'S COMMON STOCK IS REQUIRED TO ADOPT THE MERGER AGREEMENT.

      Regardless of whether you plan to attend the special meeting in person, please complete, sign, date and return the enclosed proxy by mail or vote via the Internet or by telephone and thus ensure that you are represented at the special meeting even if you are not there in person. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption of the merger agreement and in favor of adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies. If you fail to return your proxy card and do not vote via the Internet or by telephone, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting, but will effectively be counted as a vote against adoption of the merger agreement. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person. Holders of common stock may revoke their proxies in the manner described in the accompanying proxy statement at any time before they have been voted at the special meeting.

                               By Order of the Board of Directors

                               Darren Nelson
                               Secretary
Pleasanton, California
[    ], 2005

                             ADDITIONAL INFORMATION

      This document incorporates important business and financial information about E-LOAN from documents that are not included in or delivered with this proxy statement. You can obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from E-LOAN, Inc. Investor Relations Department, 6230 Stoneridge Mall Road, Pleasanton, California 94588, Telephone (925) 847-6200.

      YOU WILL NOT BE CHARGED FOR ANY OF THESE DOCUMENTS THAT YOU REQUEST. IF
YOU WISH TO REQUEST DOCUMENTS, YOU SHOULD DO SO BY [        ], 2005 IN ORDER TO
RECEIVE THEM BEFORE THE SPECIAL MEETING. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 55.

                                TABLE OF CONTENTS

                                                                            PAGE

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING................................1
SUMMARY........................................................................5
THE COMPANIES.................................................................10
THE SPECIAL MEETING...........................................................12
  The Proposal................................................................12
  Record Date and Voting......................................................12
  Required Vote...............................................................12
  Voting of Proxies...........................................................13
  Voting by E-LOAN's Directors, Executive Officers and
  Certain Stockholders........................................................13
  Revoking or Changing Your Vote..............................................13
  Solicitation of Proxies.....................................................14
  Householding of Special Meeting Materials...................................14
  Stockholder List............................................................15
THE MERGER....................................................................16
  Background of the Merger....................................................16
  E-LOAN's Reasons for the Merger; Recommendation of
  the E-LOAN Board of Directors...............................................18
  Opinion of E-LOAN's Financial Advisor.......................................20
  Material Federal Income Tax Consequences....................................27
  Governmental and Regulatory Approvals.......................................29
  Financial Interests of Executive Officers and
  Directors in the Merger.....................................................29
  Appraisal Rights............................................................31
THE MERGER AGREEMENT..........................................................35
  Structure and Effective Time................................................35
  Merger Consideration........................................................35
  Treatment of E-LOAN Stock Options and Warrants..............................35
  Representations and Warranties..............................................36
  Conduct of Business Pending the Merger......................................39
  Board of Directors' Covenant to Recommend...................................41
  No Solicitation of Other Offers.............................................42
  Efforts to Complete the Merger..............................................43
  Conditions to the Merger....................................................43
  Termination of the Merger Agreement.........................................45
  Termination Fee.............................................................46
  Employee Benefits...........................................................47
  Expenses....................................................................48
  Amendment...................................................................48
  Surrender of Stock Certificates; Payment for Shares.........................48
BENEFICIAL OWNERSHIP OF E-LOAN SECURITIES.....................................50
MARKET PRICE AND DIVIDEND DATA................................................53
FORWARD-LOOKING STATEMENTS....................................................53
FUTURE STOCKHOLDER PROPOSALS..................................................55
WHERE YOU CAN FIND MORE INFORMATION...........................................55

Appendix A  Agreement and Plan of Merger dated as of August 2,
            2005, among Popular, Inc., New Popular Acquisitions
            Corporation, and E-LOAN, Inc.
Appendix B  Fairness Opinion of J.P. Morgan Securities Inc.
Appendix C  Appraisal Rights

              QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

      The following questions and answers highlight only selected procedural information from this document. They do not contain all of the information important to you. You should read carefully the entire proxy statement, including the appendices and the documents referred to in this proxy statement to fully understand the voting procedures for the special meeting and other matters relating to the merger.

      Except as otherwise specifically noted in this proxy statement, "we," "our," "us" and similar words in this proxy statement refer to E-LOAN, Inc. In addition, we refer to E-LOAN, Inc. as "E-LOAN" or the "Company," to Popular, Inc. as "Popular" and to New Popular Acquisitions Corporation as "Merger Sub" or "New Popular Acquisitions."

Q:  WHEN AND WHERE IS THE SPECIAL MEETING OF OUR STOCKHOLDERS?

A:  The special meeting of our stockholders will take place at [         ],
    on [         ], 2005, at [  ] a.m. local time.

Q.  WHAT MATTERS WILL WE BE ASKED TO VOTE ON AT THE SPECIAL MEETING?

A.  At the special meeting, you will be asked:

    o  to adopt the merger agreement with Popular; and

    o to approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to adopt the merger agreement.

    The proposed acquisition would be accomplished through the merger of Merger Sub, a wholly owned subsidiary of Popular, with and into E-LOAN. As a result of the merger, E-LOAN will become a wholly owned subsidiary of Popular and E-LOAN common stock will cease to be quoted on the NASDAQ National Market, will not be publicly traded and will be deregistered under the Securities Exchange Act of 1934, as amended. In this proxy statement, we refer to the Securities Exchange Act of 1934, as amended, as the "Exchange Act".

Q.  WHAT IS THE REQUIRED VOTE TO ADOPT THE MERGER AGREEMENT?

A. In order to adopt the merger agreement, holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the special meeting must vote in favor of adoption of the merger agreement. Each share of our common stock is entitled to one vote.

Q.  WHO MAY VOTE AT THE SPECIAL MEETING?

A.  Only holders of record of E-LOAN common stock as of the close of business on
    [         ], 2005 may vote at the special meeting. As of [ ], 2005, there
    were [        ] shares of E-LOAN common stock outstanding and entitled to vote.

Q.  WHAT DO I NEED TO DO NOW?

A. After carefully reading and considering the information contained in this proxy statement, please vote your shares as soon as possible. Then just mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible, or vote via the Internet or by telephone, so that your shares can be voted at the special meeting of our stockholders. Please do not send in your stock certificates with your proxy. If you hold your shares through a bank, broker or other holder of record, you are considered the "beneficial owner" of shares held in "street name," and you must vote in accordance with the instructions on the voting instruction card that your bank, broker or other holder of record provides to you.

Q. IF MY SHARES ARE HELD IN "STREET NAME," WILL MY BROKER AUTOMATICALLY VOTE MY SHARES FOR ME?

A. No. Your broker cannot vote your shares without instructions from you. If your shares are held in street name, you should instruct your broker as to how to vote your shares, following the instructions contained in the voting instruction card that your broker provides to you. Without instructions, your shares will not be voted, which will have the same effect as if you voted against adoption of the merger agreement. Broker non-votes will have no effect on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Q.  WHAT IF I ABSTAIN FROM VOTING OR FAIL TO INSTRUCT MY BROKER?

A. Abstaining from voting or failing to instruct your bank, broker or other holder of record to vote your shares will have the same effect as a vote against the merger. In the event of any proposal to adjourn the special meeting to solicit additional proxies, abstentions will have no effect on the outcome.

Q.  SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A. No. After completion of the merger, you will receive written instructions for returning your E-LOAN stock certificates for the merger consideration of $4.25 in cash, without interest and less any applicable withholding tax, for each share of common stock you hold. These instructions will tell you how and where to send in your E-LOAN stock certificates in order to receive the merger consideration.

Q.  DO I HAVE APPRAISAL RIGHTS IF I OBJECT TO THE MERGER?

A. Yes. As a holder of our common stock, you are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger if you meet certain conditions, which conditions are described in this proxy statement under the caption "The Merger -- Appraisal Rights."

Q.  WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: We are working to complete the merger in the fourth quarter of 2005. However, we cannot assure you when or if the merger will occur. Before we can complete the merger, Popular and E-LOAN must first obtain your approval at the special meeting and the necessary governmental and regulatory approvals. See "The Merger -- Governmental and Regulatory Approvals."

Q. HOW DO I VOTE?

A: You can vote either in person at the special meeting or by proxy without attending the special meeting. We urge you to vote by proxy even if you plan to attend the special meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may notify the Secretary of E-LOAN at the meeting and then vote at the meeting and your previously delivered proxy will not be counted.

    Follow the instructions on your proxy card. Internet and telephone voting is available to all record holders. Stockholders of record voting by proxy may use one of the following three options:

    o filling out the enclosed proxy card and signing it, and mailing it to E-LOAN in the enclosed postage-paid envelope;

    o  voting by Internet; or

    o  voting by telephone.

    IF YOU HOLD YOUR SHARES IN "STREET NAME," PLEASE REFER TO THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD FOR INFORMATION ON HOW TO VOTE YOUR SHARES.

Q.  CAN I CHANGE MY VOTE?

A: Yes. You may revoke any proxy at any time before it is voted at the special meeting. You can do this in one of three ways.

    o First, you can deliver to the Secretary of E-LOAN a written notice bearing a date later than the proxy stating that you would like to revoke your proxy.

    o Second, you can complete, execute and deliver to the Secretary of E-LOAN a new, later-dated proxy card for the same shares. If you submitted the proxy you are seeking to revoke via the Internet or telephone, you may submit this later-dated new proxy using the same method of transmission (Internet or telephone) as the proxy being revoked, provided the new proxy is received by 11:59 p.m. on [ ], 2005.

    o Third, you can attend the special meeting and notify the Secretary of E-LOAN at the meeting and then vote in person. Your attendance alone will not revoke your proxy.

    Any written notice of revocation or subsequently delivered proxy card should be delivered to E-LOAN, Inc. at 6230 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Secretary, or hand-delivered to our Secretary, at or before the taking of the vote at the special meeting.

    IF YOU HAVE INSTRUCTED A BANK, BROKER OR OTHER HOLDER OF RECORD TO VOTE YOUR SHARES, YOU MUST FOLLOW DIRECTIONS RECEIVED FROM YOUR BANK, BROKER OR OTHER HOLDER OF RECORD TO CHANGE THOSE INSTRUCTIONS.

Q:  WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return (or vote via the Internet or by telephone with respect to) each proxy card and voting instruction card that you receive.

Q.  WHO CAN HELP ANSWER MY QUESTIONS?

A. If you would like additional copies, without charge, of this proxy statement or if you have questions about the special meeting or the merger, including the procedures for voting your shares, you should contact:

    E-LOAN, Inc.
    Attn: Darren Nelson
    6230 Stoneridge Mall Road
    Pleasanton, California 94588
    Telephone: (925) 847-6200

                                     SUMMARY

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT ABOUT THE PROPOSED MERGER AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU AS AN E-LOAN STOCKHOLDER. ACCORDINGLY, WE ENCOURAGE YOU TO READ CAREFULLY THIS ENTIRE DOCUMENT, INCLUDING THE APPENDICES, AND THE OTHER DOCUMENTS TO WHICH WE REFER YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION." THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT AS IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

WHAT YOU WILL RECEIVE IF THE MERGER IS COMPLETED (PAGE 22)

      If the merger of Merger Sub into E-LOAN is completed, you will receive $4.25 in cash, without interest and less any applicable withholding tax, in exchange for each share of E-LOAN common stock that you own.

      After the merger is completed, you will have the right to receive the merger consideration, but you will no longer have any rights as an E-LOAN stockholder and will have no rights as a Popular stockholder. You will receive the merger consideration after exchanging your E-LOAN stock certificates in accordance with the instructions contained in the letter of transmittal to be sent to holders of record shortly after completion of the merger.

THE MERGER WILL GENERALLY BE A TAXABLE TRANSACTION FOR FEDERAL INCOME TAX PURPOSES (PAGE 27)

      The receipt of cash in the merger will be a taxable transaction for federal income tax purposes (and may also be a taxable transaction under applicable state, local, foreign and other tax laws). Please refer to the section entitled "The Merger--Material Federal Income Tax Consequences" on pages 27 through 28 of this proxy statement for a more detailed explanation of the material federal income tax consequences of the merger. We urge you to consult your own tax advisors to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in the merger.

THE E-LOAN BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE MERGER (PAGE 18)

      Your board of directors has determined, by a unanimous vote, that the merger agreement and the merger are advisable, fair to and in the best interests of E-LOAN and our stockholders, and has unanimously approved the merger agreement and the merger. Our board of directors recommends that you vote "FOR" adoption of the merger agreement at the special meeting.

JPMORGAN HAS PROVIDED AN OPINION TO THE E-LOAN BOARD OF DIRECTORS THAT THE $4.25 PER SHARE PAID IN THE MERGER WAS FAIR, FROM A FINANCIAL POINT OF VIEW, TO E-LOAN STOCKHOLDERS (PAGE 20, APPENDIX B)

      JPMorgan delivered its oral opinion to our board of directors on August 2, 2005 that, as of that date, and subject to and based on the factors and assumptions set forth in the opinion, the $4.25 per share in cash consideration to be received by the holders of our common stock pursuant to the merger agreement is fair, from a financial point of view, to the holders of our common stock. See "The Merger -- Opinion of E-LOAN's Financial Advisor." The full text of the written opinion of JPMorgan, dated August 2, 2005, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix B to this proxy statement. You should read the opinion in its entirety. JPMorgan provided its opinion for the information and assistance of our board of directors in connection with its consideration of the transaction contemplated by the merger agreement. The JPMorgan opinion is not a recommendation as to how any holder of our common stock should vote or act with respect to the transaction or any other matter.

CONDITIONS TO THE MERGER AND EXPECTED TIMING (PAGE 43)

      The completion of the merger depends on a number of conditions being satisfied or waived, including adoption of the merger agreement by the holders of a majority of the outstanding shares of E-LOAN common stock entitled to vote at the special meeting, as well as receipt of regulatory approvals.

      We currently expect to complete the merger in the fourth quarter of 2005, but we cannot be certain when or if the conditions will be satisfied or waived.

THE MERGER AGREEMENT MAY BE TERMINATED UNDER SOME CIRCUMSTANCES (PAGE 45)

      Popular and we may agree in writing to terminate the merger agreement at any time without completing the merger, even after E-LOAN stockholders adopt the merger agreement.

      In addition, either we or Popular may terminate the merger agreement without the consent of the other if:

      o  the merger is not completed on or before January 31, 2006;

      o any permanent injunction or other order of a court or other competent authority preventing the completion of the merger shall have become final and nonappealable; or

      o the merger agreement is not adopted by our stockholders at the special meeting.

      Popular may terminate the merger agreement without our consent if:

      o we breach any of our representations, warranties or obligations, which breach would result in the failure of the applicable conditions to completion of the merger, and the breach is not cured within 30 business days;

      o our board of directors withdraws or modifies its recommendation for adoption of the merger agreement in a manner that is adverse to Popular, or resolves to do so;

      o we breach in any material respect our obligation to comply with the provisions of the merger agreement relating to the non-solicitation of competing transaction proposals or in responding to unsolicited competing transaction proposals; or

      o our board of directors recommends, endorses, accepts or agrees to a competing transaction proposal or resolves to do so.

      We may terminate the merger agreement without Popular's consent if:

      o Popular breaches any of its representations, warranties or obligations, which breach would result in the failure of the applicable conditions to completion of the merger, and the breach is not cured within 30 business days; or

      o at any time prior to the adoption of the merger agreement by our stockholders at the special meeting if our board of directors authorizes us to enter into an agreement with respect to a competing transaction, provided that:

         o our board of directors complies with the provisions of the merger agreement relating to the non-solicitation of competing transaction proposals and in responding to unsolicited competing transaction proposals;

         o our board of directors shall have determined in good faith, after consultation with its independent financial advisors and outside legal counsel, that the competing transaction is a superior proposal;

         o our board of directors has determined in good faith, based upon the advice of outside legal counsel, that the entry into an agreement with respect to a competing transaction is required to discharge the board of directors' fiduciary duties under Delaware law; and

         o  we pay a termination fee to Popular.

WE MAY BE OBLIGATED TO PAY POPULAR A TERMINATION FEE UNDER SOME CIRCUMSTANCES (PAGE 46)

      We must pay to Popular a termination fee of $12 million if:

      o we terminate the merger agreement in order to enter into an agreement providing for a competing transaction proposal;

      o Popular terminates the merger agreement because our board of directors recommends, endorses, accepts or agrees to a competing proposal or resolves to do so;

      o  Popular terminates the merger agreement because:

         o we have breached any of our representations, warranties or obligations under the merger agreement (other than as a result of any unintentional breach);

         o prior to the time of such termination a competing transaction proposal has been publicly made or otherwise made known to our board of directors or our stockholders; and

         o within 12 months of termination, we enter into an agreement or letter of intent with a third party with respect to a competing transaction or a competing transaction is completed; or

      o  either party terminates the merger agreement because:

         o the merger is not completed by January 31, 2006 because of a material breach by E-LOAN (other than an unintentional material breach) of the merger agreement, or our stockholders fail to adopt the merger agreement at the special meeting;

         o prior to the time of such termination a competing transaction proposal has been publicly made or otherwise made known to our board of directors or our stockholders; and

         o within 12 months of termination, we enter into an agreement or letter of intent with a third party that constitutes a competing transaction or a competing transaction is completed.

      In addition, if:

      o Popular terminates the merger agreement because our board of directors withdrew or modified its recommendation for adoption of the merger agreement in a manner which is adverse to Popular, or resolved to do so, or because we breached in any material respect our obligation to comply with the provisions of the merger agreement relating to the non-solicitation of competing transaction proposals or in responding to unsolicited competing transaction proposals, then

         o we must pay one-quarter of the termination fee ($3 million) upon such termination; and

         o if we enter into a definitive agreement or letter of intent with respect to a competing transaction, or a competing transaction is completed, in the 12 months following termination, we must pay Popular the other three-quarters of the termination fee (an additional $9 million) at that time.

OUR DIRECTORS AND EXECUTIVE OFFICERS HAVE FINANCIAL INTERESTS IN THE MERGER THAT ARE DIFFERENT FROM YOUR INTERESTS (PAGE 29)

      Our executive officers and directors have financial interests in the merger that are different from, or in addition to, the interests of our stockholders. These interests include:

      o the fact that E-LOAN stock options, whether vested or unvested, will be cancelled and converted into the right to receive upon completion of the merger an amount in cash per share subject to the option equal to the excess, if any, of the merger consideration over the per share exercise price of the option;

      o a retention agreement between Popular and Mark A. Lefanowicz, Chief Executive Officer of E-LOAN, that will become effective upon completion of the merger pursuant to which, among other things, Mr. Lefanowicz will continue to serve as President of E-LOAN; and

      o long-term bonus eligibility letters between Popular and certain officers of E-LOAN that will become effective upon completion of the merger pursuant to which, among other things, each of the executives will be eligible to receive specified long-term bonuses based on the achievement of specified performance goals and certain post-closing termination protections.

      Also, following completion of the merger, Popular will indemnify and provide directors' and officers' insurance for the directors and officers of E-LOAN for customary events occurring at or prior to the merger, including those that are related to the merger agreement.

REGULATORY MATTERS (PAGE 29)

      Popular and we have agreed to use our respective commercially reasonable best efforts to obtain all regulatory approvals and provide all notices necessary or advisable to complete the merger and the other transactions contemplated by the merger agreement. The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, prohibits us from completing the merger until we have furnished certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission and the required waiting period has ended. In this proxy statement, we refer to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as the "HSR Act." The filing of these applications and notices has been, or will promptly be, completed. Although we do not know of any reason why these regulatory approvals cannot be obtained in a timely manner, we cannot be certain when or if they will be obtained or what conditions these approvals might include. In addition, filings are required to be made with various state regulatory authorities in connection with the merger.

APPRAISAL RIGHTS (PAGE 31, APPENDIX C)

      Our stockholders have the right under Delaware law to dissent from the adoption of the merger agreement and to exercise appraisal rights and to receive payment in cash for the fair value of their shares of our common stock determined in accordance with Delaware law. The fair value of shares of our common stock, as determined in accordance with Delaware law, may be more or less than the merger consideration to be paid to non-dissenting E-LOAN stockholders in the merger. To preserve their rights, stockholders who wish to exercise appraisal rights must not vote in favor of the adoption of the merger agreement and must follow specific procedures. Dissenting E-LOAN stockholders must precisely follow these specific procedures to exercise appraisal rights, or their appraisal rights may be lost. These procedures are described in this proxy statement, and the provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Appendix C to this proxy statement. You are encouraged to read these provisions carefully and in their entirety. See "The Merger -- Appraisal Rights."

                                  THE COMPANIES

THE COMPANIES

E-LOAN, INC.

      E-LOAN is an online consumer direct lender dedicated to providing borrowers with a Radically Simple(SM) way to obtain mortgage, auto and home equity loans. Since its launch in 1997, E-LOAN has drawn upon its pro-consumer values to improve the lending experience in revolutionary ways. By eliminating the traditional incentive structure to charge consumers higher rates, giving consumers free access to credit scores and eliminating lender fees, E-LOAN is providing a uniquely open, fair and honest loan process. Additional information about E-LOAN and its subsidiaries is included in documents incorporated by reference in this proxy statement. Our principal executive offices are located at 6230 Stoneridge Mall Road, Pleasanton, California, 94588 and our telephone number is (925) 847-6200. Additional information regarding us is contained in our filings with the Securities and Exchange Commission. See "Where You Can Find More Information" on page 55.

POPULAR, INC.

      Popular, Inc. is a diversified, publicly owned bank holding company, registered under the Bank Holding Company Act of 1956, and is subject to the supervision and regulation of the Board of Governors of the Federal Reserve System. Popular was incorporated in 1984 under the laws of the Commonwealth of Puerto Rico and is the largest financial institution in Puerto Rico.

      Popular's principal subsidiary, Banco Popular de Puerto Rico, was incorporated in 1893 and is Puerto Rico's largest bank. A consumer-oriented bank, Banco Popular de Puerto Rico has the largest retail franchise and the largest trust operation in Puerto Rico. Banco Popular de Puerto Rico also operates branches in the U.S. Virgin Islands, the British Virgin Islands and the State of New York. Banco Popular de Puerto Rico's deposits are insured under the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or FDIC. Banco Popular de Puerto Rico has three subsidiaries: Popular Auto, Inc., Puerto Rico's largest vehicle financing, leasing and daily rental company; Popular Finance, Inc., a small-loan and second mortgage company in Puerto Rico; and Popular Mortgage, Inc., a mortgage loan company in Puerto Rico.

      Popular has three other principal subsidiaries: Popular Securities, Inc., Popular International Bank, Inc. and EVERTEC, Inc. Popular Securities, Inc. is a securities broker-dealer in Puerto Rico with financial advisory, investment and security brokerage operations for institutional and retail customers. Popular International Bank, Inc. is principally engaged in providing managerial services to its subsidiaries and owns the outstanding stock of Popular North America, Inc., which functions as a holding company for Popular's mainland U.S. operations, including Banco Popular North America, a full service commercial bank incorporated in the State of New York. EVERTEC, Inc. provides electronic data processing and consulting services, sale and rental of electronic data processing equipment, and sale and maintenance of computer software to clients in Puerto Rico, the United States, the Caribbean and Latin America through offices in Puerto Rico, Miami, Venezuela and the Dominican Republic.

      Popular Financial Holdings, Inc., a subsidiary of Popular North America, Inc., is the holding company of Equity One, Inc., which is engaged in the business of granting personal and mortgage loans and providing dealer financing. Popular Financial Services, LLC, a direct subidiary of Equity One, Inc., is the wholesale operation which both acquires pools of non-prime loans from mortgage bankers and originates individual mortgage loans through a network of approved mortgage brokers and bankers throughout the U.S. In addition, Popular Warehouse Lending, LLC, a direct subsidiary of Equity One, Inc. provides revolving credit lines to small and mid-size mortgage bankers.

      Popular, Inc.'s principal executive offices are located at 209 Munoz Rivera Avenue, 3rd Floor, Hato Rey, Puerto Rico 00918 and its telephone number is (787) 765-9800.

NEW POPULAR ACQUISITIONS CORPORATION

      New Popular Acquisitions Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Popular, Inc., was organized solely for the purpose of entering into the merger agreement with us and completing the merger. The executive offices of New Popular Acquisitions Corporation are located at c/o Popular Financial Holdings, Inc., 301 Lippincott Drive, Marlton, New Jersey 08053.

                               THE SPECIAL MEETING

THE PROPOSAL

      This proxy statement is being furnished to E-LOAN stockholders in connection with the solicitation of proxies by the E-LOAN board of directors for use at a special meeting to be held at [ ], on [ ], 2005, at [ ] a.m. local time. The purpose of the special meeting is for you to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of August 2, 2005, by and among E-LOAN, Popular, and New Popular Acquisitions, which provides for the merger of New Popular Acquisitions with and into E-LOAN, with E-LOAN surviving the merger as a wholly owned subsidiary of Popular. A copy of the merger agreement is attached as Appendix A to this proxy statement. This proxy statement and the enclosed form of proxy are first being mailed to E-LOAN stockholders on or about [ ], 2005. You also will be asked to vote on a proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the merger proposal.

RECORD DATE AND VOTING

      The holders of record of E-LOAN common stock as of the close of business
on the record date, which was [            ], 2005, are entitled to receive
notice of, and to vote at, the special meeting. On the record date, there were
[    ] shares of E-LOAN common stock outstanding, held by [    ] holders of
record.

      Under our Amended and Restated Bylaws, the holders of a majority of the shares of E-LOAN common stock that were outstanding on the record date, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. For purposes of determining the presence or absence of a quorum, votes withheld, abstentions and "broker non-votes" (where a broker or nominee does not exercise discretionary authority to vote on a matter) will be counted as present.

REQUIRED VOTE

      Each share of E-LOAN common stock that was outstanding on the record date entitles the holder to one vote at the special meeting. Completion of the merger requires the adoption of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of E-LOAN common stock entitled to vote at the special meeting. BECAUSE THE VOTE IS BASED ON THE NUMBER OF SHARES OF E-LOAN COMMON STOCK OUTSTANDING RATHER THAN ON THE NUMBER OF VOTES CAST, FAILURE TO VOTE YOUR SHARES (INCLUDING AS A RESULT OF BROKER NON-VOTES), AND VOTES TO ABSTAIN, ARE EFFECTIVELY VOTES AGAINST THE MERGER. The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to adopt the merger agreement requires the approval of the majority of shares present at the special meeting, in person or by proxy, whether or not a quorum is present.

VOTING OF PROXIES

      You can vote either in person at the special meeting or by proxy without attending the special meeting. We urge you to vote by proxy even if you plan to attend the special meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may notify the Secretary of E-LOAN at the meeting and then vote at the meeting and your previously delivered proxy will not be counted.

      Follow the instructions on your proxy card or voting instruction form. Internet and telephone voting is available to all record holders. Stockholders voting by proxy may use one of the following three options:

      o filling out the enclosed proxy card, or if you hold your shares in "street name," voter instruction form, signing it, and mailing it in the enclosed postage-paid envelope;

      o  voting by Internet; or

      o  voting by telephone.

      If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record to see which options are available to you.

      All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted "FOR" the adoption of the merger agreement and "FOR" the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the merger proposal.

VOTING BY E-LOAN'S DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN STOCKHOLDERS

      As of the record date, our executive officers and directors owned an aggregate of approximately [ ] shares of E-LOAN common stock, entitling them to exercise approximately [ ]% of the voting power of E-LOAN common stock entitled to vote at the special meeting. We currently expect that the executive officers and directors of E-LOAN will vote in favor of the proposals.

REVOKING OR CHANGING YOUR VOTE

      You may revoke any proxy at any time before it is voted at the special meeting. You can do this in one of three ways.

      o First, you can deliver to the Secretary of E-LOAN a written notice bearing a date later than the proxy stating that you would like to revoke your proxy.

      o Second, you can complete, execute and deliver to the Secretary of E-LOAN a new, later-dated proxy card for the same shares. If you submitted the proxy you are seeking to revoke via the Internet or telephone, you may submit this later-dated new proxy using the same method of transmission (Internet or telephone) as the proxy being revoked, provided the new proxy is received by 11:59 p.m. on
         [        ], 2005.

      o Third, you can attend the special meeting and vote in person. Your attendance alone will not revoke your proxy.

      Any written notice of revocation or subsequent proxy should be delivered to E-LOAN, Inc. at 6230 Stoneridge Mall Road, Pleasanton, California 94588,
Attention: Secretary, or hand-delivered to our Secretary at or before the taking of the vote at the special meeting.

      If you have instructed a bank, broker or other holder of record to vote your shares, you must follow directions received from your bank, broker or other holder of record to change those instructions.

ATTENDING THE SPECIAL MEETING

      All record holders of E-LOAN common stock are invited to attend the meeting in person. If you hold your shares of E-LOAN common stock in street name and you want to vote these shares in person at the meeting, you will have to provide proof of ownership by bringing a copy of the voting instruction card provided by your bank, broker or other holder of record or a brokerage account statement showing your share ownership on [_________], 2005, the record date.

SOLICITATION OF PROXIES

      The expense of soliciting proxies in the enclosed form will be borne by E-LOAN. We have retained [ ], a proxy solicitation firm, to solicit proxies in connection with the special meeting at a cost of approximately $[ ] plus expenses. In addition, we may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, facsimile or other means of communication. No additional compensation will be paid for such services.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

      Some banks, brokers and other holders of record may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to E-LOAN, Inc. at 6230 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations, (925) 847-6200.

STOCKHOLDER LIST

      A list of our stockholders entitled to vote at the special meeting will be available for examination by any E-LOAN stockholder at the special meeting. For ten days prior to the special meeting, this stockholder list will be available for inspection during ordinary business hours at our corporate offices located at 6230 Stoneridge Mall Road, Pleasanton, California 94588.

                                   THE MERGER

BACKGROUND OF THE MERGER

      The E-LOAN board of directors has periodically reviewed and discussed with management E-LOAN's business, strategic direction, performance and prospects in the context of the current and prospective business environment and financial services and consumer lending landscape. The E-LOAN board of directors has also at times discussed with management various potential strategic options, including strategies to grow E-LOAN's business through business and marketing initiatives and through business combinations with other companies. In this regard, the management of E-LOAN has from time to time engaged informally in communications with representatives of other institutions regarding industry trends and issues, their respective companies' strategic direction and the potential benefits and issues arising from potential business combinations or other strategic transactions.

      The Popular board of directors and management also regularly review the financial services industry environment, and periodically discuss ways in which to enhance the company's competitive position, including its penetration into the U.S. mainland market.

      In early April, 2005, the E-LOAN board of directors held a board meeting at which it reviewed with management and JPMorgan financial and other information relating to E-LOAN and the current financial services environment, including the consumer lending environment in particular. The board also discussed with management and JPMorgan the strategic options potentially available to E-LOAN, including strategies for continuing as an independent entity and strategies for undertaking a strategic business combination with another financial or other business institution. This review was undertaken as part of E-LOAN's regular periodic review of strategic alternatives and consideration of strategies to address current issues in the industry, including the increasing importance of scale and scope, potential challenges to earnings growth in the current economic environment, and continuing consolidation trends. At the conclusion of this meeting, the board preliminarily determined that a business combination with another institution was likely to present the best prospect for enhancing stockholder value, and authorized JPMorgan, with the assistance of management, to make preliminary contacts with potential business combination partners.

      Representatives of JPMorgan thereafter held a series of discussions with E-LOAN management, and, beginning in late April, 2005, JPMorgan contacted a number of financial institutions and other companies with potential interest in a transaction to explore their interest in a possible business combination transaction with E-LOAN. On June 15, 2005, the E-LOAN board met to receive an update regarding these contacts, and to review and discuss matters relating to the business, operations and financial condition of E-LOAN and the current mergers and acquisitions environment. At this meeting, among other things, JPMorgan reported that E-LOAN had received from certain of the institutions preliminary indications of interest in continuing to explore a potential transaction. Following a discussion among the board members, management and JPMorgan, and based on the initial contacts made by JPMorgan, the board determined to proceed to the next stage of the process, and authorized management, with the assistance of JPMorgan, to conduct management presentations and commence due diligence investigations with the potential transaction partners.

      Over the next month representatives of E-LOAN held discussions with these institutions, including Popular, and the institutions conducted their respective due diligence investigations of E-LOAN. On July 18, JPMorgan requested, on behalf of E-LOAN, that these institutions submit final revised bids by July 26. On July 29, the E-LOAN board of directors held a meeting at which it received updates on the progress of the discussions and reviewed the bids. Following discussions relating to E-LOAN, including its business, operations, financial condition and prospects, the interest of and discussions with Popular and the other potential partners, as well as certain valuation-related information, the E-LOAN board elected to pursue a sale transaction and selected Popular's bid. The board then directed management and its advisors to seek to finalize negotiations and transaction documentation with Popular. Thereafter, legal counsel to Popular and legal counsel to E-LOAN worked to prepare definitive documentation with respect to the proposed merger, including the merger agreement, a retention agreement with Mr. Lefanowicz and long-term bonus arrangements with certain officers of E-LOAN.

      On August 2, 2005, the E-LOAN board of directors held a special meeting. Mr. Christian A. Larsen, Chairman of the E-LOAN board of directors, together with Mr. Lefanowicz, updated the E-LOAN board of directors regarding the discussions with Popular, and, together with E-LOAN's financial and legal advisors, reviewed with the board of directors the terms of the proposed transaction with Popular in light of the board's prior discussions of E-LOAN's strategic alternatives.

      JPMorgan then discussed a range of matters, including the amount and form of the merger consideration, the structure of the transaction, business and financial information regarding the parties, E-LOAN's historical stock price performance, valuation methodologies and analyses and the other matters set forth under "Opinion of E-LOAN's Financial Advisors." After this discussion, JPMorgan rendered to the E-LOAN board of directors its oral opinion (later confirmed in writing) that, as of the date of the special meeting and based upon and subject to the factors and assumptions set forth in its opinion, the proposed $4.25 cash merger consideration was fair, from a financial point of view, to holders of E-LOAN common stock. See "Opinion of E-LOAN'S Financial Advisors." Representatives of Wachtell, Lipton,Rosen & Katz then discussed with the E-LOAN board of directors matters relating to the proposed merger, including the legal standards applicable to its decisions and actions with respect to the proposed transaction, the legal terms of the proposed merger and matters related to the employees of E-LOAN, and anticipated transaction timing and other transaction-related matters.

      Following these presentations, the E-LOAN board meeting continued with discussions and questions among the members of the E-LOAN board, management and E-LOAN's legal and financial advisors. After further discussion, and taking into consideration the factors described under "--E-LOAN's Reasons for the Merger; Recommendation of the E-LOAN Board of Directors," the E-LOAN board of directors determined that the merger agreement and the merger were advisable, fair to and in the best interests of E-LOAN and its stockholders. The E-LOAN board approved the merger agreement and the merger by unanimous vote.

      Following approval of the E-LOAN board, in the evening on August 2, the parties executed the definitive transaction agreements and, on August 3, publicly announced the transaction by joint press release.

E-LOAN'S REASONS FOR THE MERGER; RECOMMENDATION OF THE E-LOAN
BOARD OF DIRECTORS

      The E-LOAN board of directors reviewed and discussed the transaction with E-LOAN's management and its financial and legal advisors in determining that the merger is advisable, fair to, and in the best interests of, E-LOAN and our stockholders. In reaching its conclusion to approve the merger agreement and the merger, the E-LOAN board of directors considered a number of factors, including the following:

      o the E-LOAN board of directors' understanding of, and the presentations of our management and financial advisors regarding, our business, operations, management, financial condition, earnings and prospects;

      o the E-LOAN board of directors' knowledge of the current and prospective environment in which E-LOAN operates, including national and local economic conditions, the competitive environment, the trend toward consolidation in the financial services industry generally and the consumer lending industry in particular, and the likely effect of these factors on our potential growth, development, productivity, profitability and strategic options;

      o the review by the E-LOAN board of directors with its legal and financial advisors of the structure of the merger and the financial and other terms of the merger agreement, including the cash merger price of $4.25 per share;

      o the current and historical market prices of our common stock, and the current and historical market prices of our common stock relative to those of other industry participants and general market indices, including the fact that the cash merger price of $4.25 per share represents a premium of approximately 37% over the closing price of E-LOAN common stock on August 2, 2005, the last trading day before the merger was publicly announced, and a premium of approximately 28% over the average closing price of E-LOAN common stock for the 30 trading days ending August 2, 2005;

      o the fact that the merger consideration consists solely of cash, and is not subject to any financing conditions;

      o the likelihood that the merger will be completed, including the likelihood that the regulatory approvals needed to complete the merger will be obtained;

     o the financial information and analyses presented by JPMorgan to the E-LOAN board of directors, and the opinion of JPMorgan, dated as of August 2, 2005, based upon and subject to the assumptions, conditions, limitations and other matters set forth in its opinion, that the $4.25 in cash per share to be received by the holders of our common stock pursuant to the merger was fair, from a financial point of view, to the holders of our common stock (see "--Opinion of E-LOAN's Financial Advisor");

      o the fact that the all-cash price would not allow our stockholders to participate in any of the synergies created by the merger or in any future growth of the combined entity and will be taxable to our stockholders upon completion of the merger;

      o the fact that some of our officers and directors have interests in the merger described under "--Financial Interests of Executive Officers and Directors in the Merger" that are in addition to and different from their interests as E-LOAN stockholders;

      o the requirement that we conduct our business in the ordinary course and the other restrictions on the conduct of our business prior to completion of the merger, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the merger;

      o the risks and contingencies related to the announcement and pendency of the merger, including the impact of the merger on our employees, customers and our relationships with third parties;

      o the conditions to Popular's obligation to complete the merger and the right of Popular to terminate the merger agreement in certain circumstances; and

      o the fact that under the merger agreement we cannot solicit competing proposals and a termination fee is payable to Popular under limited circumstances relating to competing third party business combination proposals.

      The discussion of the information and factors considered by the E-LOAN board is not exhaustive, but includes all material factors considered by the E-LOAN board of directors. In view of the wide variety of factors considered by the E-LOAN board of directors in connection with its evaluation of the merger and the complexity of these matters, the E-LOAN board of directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. The E-LOAN board of directors evaluated the factors described above, including asking questions of E-LOAN's management and E-LOAN's legal and financial advisors, and reached the unanimous decision that the merger was in the best interests of E-LOAN and its stockholders. In considering the factors described above, individual members of the E-LOAN board of directors may have given different weights to different factors. The E-LOAN board of directors considered these factors as a whole, and overall considered them to be favorable to, and to support, its determination.

      THE E-LOAN BOARD OF DIRECTORS DETERMINED THAT THE MERGER AGREEMENT AND THE MERGER ARE ADVISABLE, FAIR TO AND IN THE BEST INTERESTS OF E-LOAN AND ITS STOCKHOLDERS. ACCORDINGLY, THE E-LOAN BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AND UNANIMOUSLY RECOMMENDS THAT E-LOAN STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

OPINION OF E-LOAN'S FINANCIAL ADVISOR

      At the meeting of the board of directors of E-LOAN held on August 2, 2005, JPMorgan rendered its oral opinion to the board of directors of E-LOAN that, as of that date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration of $4.25 per share in cash to be received by the holders of common stock of E-LOAN was fair, from a financial point of view, to such stockholders. JPMorgan confirmed its oral opinion by delivering to the board of directors of E-LOAN a written opinion dated August 2, 2005. E-LOAN's board of directors did not limit the investigations made or the procedures followed by JPMorgan in giving its oral or written opinion.

      The full text of the written opinion of JPMorgan, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JPMorgan in connection with the opinion, is attached to this document as Annex B and is incorporated in this document by reference. Holders of E-LOAN common stock are urged to, and should, read this opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of such opinion.

      JPMorgan's opinion is directed to the board of directors of E-LOAN and addresses only the fairness, from a financial point of view, of the consideration to be received by the holders of common stock of E-LOAN. JPMorgan's opinion does not constitute an opinion as to the fairness of the merger to, or any consideration of, the holders of any other class of securities, creditors or other constituencies of E-LOAN and did not address the merits of the underlying decision by E-LOAN to engage in the merger. Moreover, JPMorgan has expressed no opinion as to the price at which E-LOAN's common stock will trade at any future time. The JPMorgan opinion is not a recommendation as to how any holder of E-LOAN common stock should vote with respect to the merger or any other matter.

      In arriving at its opinion, JPMorgan, among other things:

      o  reviewed a draft dated August 1, 2005 of the Agreement;

      o reviewed certain publicly available business and financial information concerning E-LOAN and the industries in which it operates;

      o compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies JPMorgan deemed relevant and the consideration received for such companies;

      o compared the financial and operating performance of E-LOAN with publicly available information concerning certain other companies JPMorgan deemed relevant and reviewed the current and historical market prices of the E-LOAN common stock and certain publicly traded securities of such other companies;

      o reviewed certain internal financial analyses and forecasts prepared by the management of E-LOAN relating to its business; and


      o performed such other financial studies and analyses and considered such other information as JPMorgan deemed appropriate for the purposes of its opinion.

      In addition, JPMorgan also held discussions with certain members of the managements of E-LOAN and Popular with respect to certain aspects of the merger, and the past and current business operations of E-LOAN, the financial condition and future prospects and operations of E-LOAN, and other matters that JPMorgan believed necessary or appropriate to its inquiry.

      JPMorgan relied upon and assumed, without assuming responsibility or liability for independent verification, the accuracy and completeness of all information that was publicly available or was furnished to or discussed with it by E-LOAN or Popular or otherwise reviewed by or for JPMorgan. JPMorgan did not review individual credit files and it did not conduct, nor was it provided with, any valuation or appraisal of any assets or liabilities (including any derivative or off-balance-sheet liabilities), nor did it evaluate the solvency of E-LOAN or Popular under any state or federal laws relating to bankruptcy, insolvency or similar matters. JPMorgan is not an expert in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses with respect thereto and, accordingly, JPMorgan assumed that such allowances for losses are in the aggregate adequate to cover such losses. In relying on financial analyses and forecasts provided to it, JPMorgan assumed that those analyses and forecasts were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the management of E-LOAN as to the expected future results of operations and financial condition of E-LOAN. JPMorgan expressed no view as to the future results included in those analyses or forecasts or the assumptions on which they were based. JPMorgan also assumed that the merger and the other transactions contemplated by the merger agreement will be consummated as described in the merger agreement, and that the definitive merger agreement would not differ in any material respects from the draft thereof furnished to JPMorgan. JPMorgan relied as to all legal matters relevant to rendering its opinion upon the advice of counsel. JPMorgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the completion of the merger will be obtained without any effect on E-LOAN adverse to JPMorgan's analysis.

      JPMorgan based its opinions on economic, market and other conditions as in effect on, and the information made available to JPMorgan, as of the date of its opinion. Subsequent developments may affect its opinion, and JPMorgan has no obligation to update, revise or reaffirm its opinion.

      In accordance with customary investment banking practice, JPMorgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses that JPMorgan used in providing its opinion. Some of the summaries of financial analyses are presented in tabular format. In order to understand the financial analyses used by JPMorgan more fully, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of JPMorgan's financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by JP Morgan.

IMPLIED VALUE AND RECENT TRADING PRICES

      JPMorgan reviewed the financial terms of the merger agreement, noting that the merger agreement provided for total consideration of $4.25 per share of E-LOAN common stock, and that the transaction had an implied aggregate offer value of approximately $299.3 million. JPMorgan noted that the E-LOAN common stock closed on the NASDAQ National Market at $3.06 on August 1, 2005, and that E-LOAN's 52-week high and low NASDAQ closing prices ranged from $2.00 to $3.66 per share.

COMPARABLE COMPANIES

      Using publicly available information, JPMorgan compared selected financial and market data of E-LOAN with similar data for the following publicly-traded mortgage companies:

      o  Countrywide Financial Corporation;

      o  Flagstar Bancorp, Inc.;

      o  Golden West Financial Corporation;

      o  IndyMac Bancorp, Inc.;

      o  PHH Corporation; and

      o  Washington Mutual, Inc.

      JP Morgan calculated and compared various financial multiples and ratios based on publicly available financial data as of March 31, 2005 and market data as of August 1, 2005. This information was obtained from filings with the Securities and Exchange Commission, Bloomberg and Institutional Brokers Estimate Systems (IBES). IBES is a database owned and operated by Thompson Financial, which contains estimated and actual earnings, cash flows, dividends and other data for U.S. and foreign markets, and Bloomberg is an information provider that publishes a compilation of estimates of projected financial performance for publicly-traded companies produced by equity research analysts at leading investment banking firms. With respect to each of the selected companies, JPMorgan analyzed the multiples of each of the selected company's market price per share to its 2005 and 2006 IBES median estimated GAAP earnings per share.

The results of this analysis are set forth below:

                                          MORTGAGE COMPANIES
                                          ----------------------
                                          Range           Median     E-LOAN
                                          -----------     ------     ------
2005E P/E                                 8.4 - 13.9x     10.3x      23.5x
2006E P/E                                 7.9 - 12.1x      9.8x      17.0x

      This analysis implied a range of value for E-LOAN common stock of approximately $1.09 to $2.38.

      In addition, JPMorgan compared selected financial and market data of E-LOAN with similar data for the following publicly-traded Internet retail companies:

LARGE CAP PUBLICLY-TRADED INTERNET RETAIL COMPANIES:

      o  eBay Inc.;

      o  IAC/InterActiveCorp; and

      o  Amazon.com, Inc.

SMALL CAP PUBLICLY-TRADED INTERNET RETAIL COMPANIES:

      o  Monster;

      o  priceline.com;

      o  RealNetworks, Inc.;

      o  Overstock.com, Inc.;

      o  GSI Commerce, Inc.;

      o  Blue Nile, Inc.;

      o  1-800 Flowers.com, Inc.;

      o  House Values, Inc.; and

      o  ZipRealty, Inc.

      JPMorgan calculated and compared various financial multiples and ratios based on publicly available financial data as of March 31, 2005 and market data as of August 1, 2005. This information was obtained from filings with the Securities and Exchange Commission, Tradeline, IBES and a third-party research report. Tradeline is an on-line financial information service providing historical securities pricing, corporate data and earnings estimates. With respect to each of the selected companies, JPMorgan analyzed the multiples of each of the selected company's enterprise value (calculated as market value plus debt, less cash) to estimated 2005 EBITDA and the multiples of each of the selected company's market price per share to its 2005 and 2006 IBES median estimated GAAP earnings.

      The results of this analysis are set forth below:


                                 INTERNET-LARGE CAP   INTERNET-MID CAP    E-LOAN
                                 -------------------  ------------------  ------
                                 Range        Median  Range       Median
                                 ----------   ------  ----------  ------
ENTERPRISE VALUE TO 2005E
  EBITDA                         10.8-31.2x   28.3x   14.5-27.7x  20.6x   11.4x
2005E P/E                        25.3-67.6x   52.2x   20.0-50.5x  36.8x   23.5x
2006E P/E                        21.8-47.0x   41.5x   17.2-68.0x  28.1x   17.0x

      This analysis implied a range of value for E-LOAN common stock of approximately $3.76 to $4.70.

COMPARABLE TRANSACTIONS

      Using publicly available information, JPMorgan examined the following mortgage company transactions with transaction values greater than $100 million since January 2000:

ANNOUNCEMENT DATE           ACQUIROR                  TARGET
--------------------        --------------------      --------------------------
May 2005                    Experian                  LowerMyBills.com
January 2005                Friedman, Billings,       First NLC Financial
                              Ramsey                    Services, Inc.
May 2004                    Citigroup                 Principal Residential
                                                        Mortgage, Inc.
November 2002               AIG                       Wilmington Finance
December 2001               Washington Mutual         HomeSide Lending (assets)
November 2001               Netbank                   Resource Bancshares
                                                        Mortgage
April 2001                  Washington Mutual         Fleet Mortgage
October 2000                Washington Mutual         Residential Mortgage
March 2000                  Royal Bank of Canada      Prism Financial

      For each of these transactions, JPMorgan analyzed the purchase price as a multiple to each of the target company's estimated twelve-months forward projected GAAP earnings. This analysis showed a range of price of twelve-months forward projected GAAP earnings of 5.9x to 13.6x, with a median of 9.8x. The analysis implied an acquisition value of E-LOAN common stock ranging from approximately $1.21 to $1.56 per share.

      In addition, using publicly available information, JPMorgan examined the following Internet retail transactions since January 2003 that JPMorgan determined to be comparable for purposes of its analysis:

ANNOUNCEMENT DATE              ACQUIROR                   TARGET
----------------------         ---------------------      ----------------------
June 2005                      News Corporation           Intermix Media
June 2005                      E.W. Scripps Company       Shopzilla, Inc.
June 2005                      eBay                       Shopping.com
March 2005                     IAC/InterActiveCorp        Ask Jeeves
February 2005                  New York Times             About.com
December 2004                  Cendant                    ebookers
November 2004                  Dow Jones                  MarketWatch
September 2004                 Cendant                    Orbitz
March 2004                     Yahoo!                     Kelkoo
March 2004                     Ask Jeeves                 Interactive Search
July 2003                      Yahoo!                     Overture Services
May 2003                       USA Interactive            LendingTree

      For each of these transactions, JPMorgan analyzed firm value (calculated as purchase price plus debt, less cash) as a multiple to the target company's twelve-months forward projected EBITDA. This analysis showed a range of enterprise value (calculated as purchase price plus debt, less cash) as a multiple to each of the target company's twelve-months forward projected EBITDA of 15.0x to 37.5x, with a median of 20.2x. The analysis implied an acquisition value of E-LOAN common stock ranging from approximately $4.39 to $4.98 per share.

DISCOUNTED CASH FLOW ANALYSIS

      JPMorgan performed a discounted cash flow analysis to determine a range of equity values of E-LOAN common stock, assuming E-LOAN continued to operate as a stand-alone entity. The range was determined by adding the present value of an estimated future cash flow stream for E-LOAN over a ten-year period from the fourth quarter of 2005 through 2015, and the present value of an estimated terminal value of E-LOAN common stock at the end of 2015. In performing its analysis, JPMorgan made the following assumptions, among others:

      o  GAAP earnings for 2005 and 2006 based on IBES median estimates;

      o GAAP earnings growth at an annual rate of 20.0% (based on IBES median estimates) from 2007 through 2010 and 10.0% (based on the low IBES estimate) from 2011 through 2015;

      o a terminal value of E-LOAN common stock at the end of 2015 based on a price to earnings multiple of 11.0x 2015 projected earnings; and

      o a discount rate of 13.0% to calculate the present value of the dividend stream and terminal values.

      This analysis implied an equity value of $3.95 per share for E-LOAN on a stand-alone basis. JPMorgan also tested the sensitivity of the values by varying the terminal multiple from 10.0x to 12.0x and the discount rate from 12.0% to 14.0% and keeping constant the other assumptions discussed above. This analysis indicated an implied price of $3.56 to $4.40 per share for E-LOAN on a stand-alone basis.

                                     * * * *

      The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by JPMorgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. JPMorgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. No single factor or analysis was determinative of JPMorgan's fairness determination. Rather, JPMorgan considered the totality of the factors and analyses performed in determining its opinion. JPMorgan based its analyses on assumptions that it deemed reasonable, including those concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which JPMorgan based its analysis have been described under the description of each analysis in the foregoing summary. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by JPMorgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, JPMorgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. None of the selected companies reviewed as described in the above summary is identical to E-LOAN, and none of the selected transactions reviewed was identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of JPMorgan's analysis, may be considered similar in certain respects to those of E-LOAN. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of JPMorgan's analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to E-LOAN and the transactions compared to the merger.

      As part of its investment banking and financial advisory business, JPMorgan is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. JPMorgan and its affiliates have performed investment banking and other services for E-LOAN and Popular in the past and have been compensated for such services including arranging warehouse lending facilities and providing treasury and security services to each of E-LOAN and Popular (or their respective affiliates), as well as engaging in hedging and derivative transactions and loan and equities trading with Popular and its affiliates, and may in the future continue to provide these and other services for compensation. In 2003, JPMorgan acted as a lead managing underwriter with respect to Popular's offering of trust preferred securities. JPMorgan's commercial bank affiliate is a lender to each of E-LOAN and Popular. In addition, in the ordinary course of businesses, JPMorgan and its affiliates may actively trade the debt and equity securities of E-LOAN and Popular for their own account or for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

      E-LOAN selected JPMorgan to advise it and deliver a fairness opinion with respect to the merger on the basis of its experience and its familiarity with E-LOAN. Pursuant to its engagement letter with JPMorgan, E-LOAN has agreed to pay JPMorgan a fee (of which $500,000 was due upon delivery of the JPMorgan opinion, with the remainder due if and when the merger is completed) equal to 1.6% of the aggregate consideration. In addition, E-LOAN has agreed to reimburse JPMorgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify JPMorgan against certain liabilities, including liabilities arising under federal securities laws.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      The following describes generally the material United States federal income tax consequences of the merger to U.S. holders (i.e., an individual citizen or resident of the United States or a domestic corporation) of our common stock. The summary is based on the Internal Revenue Code of 1986, as amended (which we refer to in this proxy statement as the "Code"), applicable current and proposed United States Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly with retroactive effect, and to differing interpretation. This discussion assumes that U.S. holders hold the shares of our common stock as a capital asset within the meaning of Section 1221 of the Code. This discussion does not address all aspects of United States federal income taxation that may be relevant to holders in light of their particular circumstances, or that may apply to holders that are subject to special treatment under the United States federal income tax laws (including, for example, persons who are not U.S. holders, insurance companies, dealers in securities or foreign currencies, tax-exempt organizations, financial institutions, mutual funds, partnerships or other pass-through entities and persons holding our common stock through a partnership or other pass-through entity, United States expatriates, U.S. holders who hold shares of our stock as part of a hedge, straddle, constructive sale or conversion transaction, who are subject to the alternative minimum tax or who acquired our common stock through the exercise of employee stock options or other compensation arrangements). In addition, the discussion does not address any tax considerations under state, local or foreign laws or federal laws other than United States federal income tax laws.

      If a partnership holds our common stock, the tax treatment of a partner will generally depend on the status of the partners and the activities of the partnership. If you are a U.S. holder that is a partner in a partnership holding our common stock, you should consult your tax advisor.

      WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR OUR COMMON STOCK PURSUANT TO THE MERGER.

      THE MERGER

      The receipt of cash in the merger by U.S. holders of our common stock will be a taxable transaction for United States federal income tax purposes (and may also be a taxable transaction under applicable state, local, foreign and other tax laws). In general, for United States federal income tax purposes, a U.S. holder of shares of our common stock will recognize capital gain or loss equal to the difference, if any, between (1) the amount of cash received in exchange for such shares and (2) the holder's adjusted tax basis in such shares. Such gain or loss will be long-term capital gain or loss if the U.S. holder's holding period for the shares of our common stock is more than one year at the time the merger is completed. Long-term gains recognized by U.S. holders that are not corporations generally will be subject to a maximum U.S. federal income tax rate of 15%. The deductibility of a capital loss recognized on the exchange is subject to limitations. If a U.S. holder acquired different blocks of our stock at different times or different prices, such holder must determine its tax basis and holding period separately with respect to each block of our stock.

      In general, U.S. holders who exercise appraisal rights also will recognize gain or loss. Any holders considering exercising statutory appraisal rights are urged to consult their tax advisors.

      BACKUP WITHHOLDING

      Under the Code, a U.S. holder of our common stock (other than a corporation or other exempt recipient) may be subject, under certain circumstances, to information reporting on the cash received in the merger. "Backup withholding" at a rate of 28% may also apply with respect to the amount of cash received in the merger, unless the U.S. holder provides proof of an applicable exemption or a correct taxpayer identification number (or properly certifies that it is awaiting a taxpayer identification number), and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder's United States federal income tax liability, if any, provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner.

GOVERNMENTAL AND REGULATORY APPROVALS

      E-LOAN and Popular have agreed to use commercially reasonable best efforts to obtain all regulatory approvals and provide all notices necessary or advisable to complete the merger and the other transactions contemplated by the merger agreement. While we do not know of any reason why these regulatory approvals cannot be obtained in a timely manner, we cannot be certain when or if they will be obtained or what conditions these approvals might include.

      HSR ACT. Under the HSR Act and the rules thereunder, certain transactions, including the merger, may not be completed unless certain waiting period requirements have been satisfied. Popular and we each will file a notification and report form pursuant to the HSR Act with the Antitrust Division of the Department of Justice and the Federal Trade Commission. Even if the waiting period is terminated, the Antitrust Division, the Federal Trade Commission or others could take action under the antitrust laws with respect to the merger, including seeking to enjoin the completion of the merger, to rescind the merger or to conditionally approve the merger. There can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

      STATE APPROVALS AND NOTICES. In connection with the proposed merger, applications or notifications are also required to be filed with governmental entities under various state laws, including those regulating mortgage, home equity and automobile lending. These governmental entities may disapprove the change in control of E-LOAN as a result of the merger based upon the criteria set forth in the applicable laws and regulations. Popular and E-LOAN have or promptly will file all applications and notifications that they believe are necessary or advisable to complete the proposed merger. E-LOAN and Popular currently anticipate receiving the necessary approvals before the end of the fourth quarter of 2005, although we can give no assurance as to when or if the necessary approvals will be received.

FINANCIAL INTERESTS OF EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER

      In considering the recommendation of the E-LOAN board of directors with respect to the merger agreement, E-LOAN's shareholders should be aware that some of E-LOAN's executive officers and directors have interests in the merger and have arrangements that are different from, or in addition to, those of E-LOAN's shareholders generally. The E-LOAN board of directors was aware of these interests and considered them, among other matters, in reaching its decisions to approve the merger agreement and to recommend that E-LOAN's shareholders vote in favor of approving the merger agreement.

      STOCK OPTIONS. The merger agreement provides that upon completion of the merger, each E-LOAN stock option, whether vested or unvested, including those held by executive officers and directors of E-LOAN, will be cancelled and converted into the right to receive upon completion of the merger an amount in cash per share subject to the option equal to the excess, if any, of the merger consideration over the per share exercise price of the option.

      RETENTION AGREEMENT WITH MARK E. LEFANOWICZ. In connection with entering into the merger agreement, Popular entered into a retention agreement with Mark
E. Lefanowicz, the present Chief Executive Officer and President of E-LOAN, that will become effective upon completion of the merger and will remain in effect until December 31, 2008. Under the terms of the retention agreement, Mr. Lefanowicz will continue to serve as President of E-LOAN and will report to the President of Popular Financial Holdings, Inc. The retention agreement specifies that Mr. Lefanowicz will be paid an annual base salary of $250,000, which will be reviewed for increase at least annually. In addition, Mr. Lefanowicz will be eligible to receive an annual bonus for each fiscal year ending during his employment with a target of 75 percent of Mr. Lefanowicz's annual base salary. Mr. Lefanowicz will also be eligible to receive a long-term bonus with a target amount of $900,000 and a maximum amount of $1,350,000 that will be earned based on the achievement of specified performance goals. Such long-term bonus amount, if any, will be paid on December 31, 2008. In addition, Mr. Lefanowicz will be eligible to participate in Popular's restricted stock plan.

      If, during the term of the retention agreement, Mr. Lefanowicz's employment is terminated by Popular without "cause" or Mr. Lefanowicz resigns for "good reason" (in each case, as defined in the retention agreement), Mr. Lefanowicz will be entitled to receive an amount equal to one times the sum of Mr. Lefanowicz's annual base salary and target annual bonus and will continue to receive employee and welfare benefits for one year following termination of his employment. In the event that Mr. Lefanowicz's employment terminates for any reason during the term of the Agreement, Mr. Lefanowicz will be subject to one-year non-competition and non-solicitation of employees and producers covenants. In the event that Mr. Lefanowicz would be subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), Mr. Lefanowicz will receive an additional payment such that he is placed in the same after-tax position as if no excise tax had been imposed, but in no event will such payment exceed $100,000. Mr. Lefanowicz will have the right to waive such payment and have his aggregate payments reduced to an amount equal to the maximum amount that he could receive without being subject to the excise tax under Section 4999 of the Code.

      LONG-TERM BONUS ELIGIBILITY LETTERS WITH EACH OF JAY SHAH, DARREN NELSON, HAROLD BONNIKSON, SEDRICK A. TYDUS, STEVE BARRINGTON AND SUSAN CATHERINE MURIEL. In connection with entering into the merger agreement, Popular entered into long-term bonus eligibility letters with each of Jay Shah, Darren Nelson, Harold Bonnikson, Sedrick A. Tydus, Steve Barrington and

Susan Catherine Muriel that will become effective upon completion of the merger. Under the terms of the agreements, each of the executives will be eligible to receive a long-term bonus with target amounts between $200,000 and $600,000 and maximum amounts between $300,000 and $900,000 that will be earned based on the achievement of specified performance goals during the three years following the completion of the merger. In addition, if, during the term of the agreement, Mr. Shah or Mr. Nelson's employment is terminated by Popular without "cause" or Mr. Shah or Mr. Nelson resigns for "good reason" (in each case, as defined in the applicable agreement), Mr. Shah or Mr. Nelson, as applicable, will be entitled to receive an amount equal to six months' of the executive's annual base salary. In the event that any of the executives' employment terminates for any reason during the term of the agreement, the executive will be subject to six-month non-solicitation of employees and producers covenants.

      INDEMNIFICATION AND INSURANCE. The merger agreement provides that, upon completion of the merger, Popular will indemnify, defend and hold harmless, and provide advancement of expenses to, all present and former officers, directors, employees and agents of E-LOAN and its subsidiaries, in each case to the fullest extent permitted by applicable law.

      The merger agreement also provides that Popular will maintain for a period of six years after completion of the merger, the current directors' and officers' liability insurance policies maintained by E-LOAN, or policies with substantively the same coverage and amount and on terms and conditions that are reasonably comparable to those of the current policy, with respect to acts or omissions occurring prior to the effective time of the merger, although Popular will not be required to make annual premium payments in excess of 200% of the annual premiums paid by E-LOAN for directors' and officers' liability insurance as of the date of the merger agreement. In the event that Popular is unable to maintain or obtain such insurance, Popular will obtain as much comparable insurance as is available for annual premium payments equal to 200% of the annual premiums paid by E-LOAN for directors' and officers' liability insurance as of the date of the merger agreement.

APPRAISAL RIGHTS

      The discussion of the provisions set forth below is not a summary and not a complete description of your appraisal rights under Delaware law, and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this proxy statement as Appendix C. Stockholders intending to exercise appraisal rights should carefully review Appendix C. Failure to follow precisely any of the statutory procedures set forth in Appendix C may result in a termination or waiver of these rights.

      If the merger is completed, dissenting holders of our common stock who follow the procedures specified in Section 262 of the Delaware General Corporate Law within the appropriate time periods will be entitled to have their shares of our common stock appraised by a court and to receive the "fair value" of such shares in cash as determined by the Delaware Court of Chancery in lieu of the consideration that such stockholders would otherwise be entitled to receive pursuant to the merger agreement.

      The following is a brief summary of Section 262, which sets forth the procedures for dissenting from the merger and demanding statutory appraisal rights. Failure to follow the procedures set forth in Section 262 precisely could result in the loss of appraisal rights. This proxy statement constitutes notice to holders of our common stock concerning the availability of appraisal rights under Section 262. A stockholder of record wishing to assert appraisal rights must hold the shares of stock on the date of making a demand for appraisal rights with respect to such shares and must continuously hold such shares through the effective time of the merger.

      Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262. A written demand for appraisal of shares must be filed with us before the special meeting on [ ], 2005. This written demand for appraisal of shares must be in addition to and separate from a vote against the merger. Stockholders electing to exercise their appraisal rights must not vote "for" the merger. Any proxy or vote against the merger will not constitute a demand for appraisal within the meaning of Section 262.

      A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he or she is acting as agent for the record owner. A person having a beneficial interest in our common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

      An E-LOAN stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to us at our address at 6230 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Secretary. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder is thereby demanding appraisal of his, her or its E-LOAN common stock. Within 10 days after the effective time of the merger, we must provide notice of the effective time of the merger to all our stockholders who have complied with Section 262 and have not voted for the merger.

      Within 120 days after the effective time of the merger (but not thereafter), any stockholder who has satisfied the requirements of Section 262 may deliver to us a written demand for a statement listing the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. We, as the surviving corporation in the merger, must mail such written statement to the stockholder no later than the later of 10 days after the stockholders' request is received by us or 10 days after the latest date for delivery of a demand for appraisal under Section 262.

      Within 120 days after the effective time of the merger (but not thereafter), either we or any stockholder who has complied with the required conditions of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the E-LOAN shares of stockholders entitled to appraisal rights. We have no present intention to file such a petition if demand for appraisal is made.

      Upon the filing of any petition by a stockholder in accordance with
Section 262, service of a copy must be made upon us, which we must, within 20 days after service, file in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by us. If we file a petition, the petition must be accompanied by the verified list. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to us and to the stockholders shown on the list at the addresses therein stated, and notice will also be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the court deems advisable. The forms of the notices by mail and by publication must be approved by the court, and we will bear the costs thereof. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their shares (and who hold stock represented by certificates) to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder that fails to comply with such direction.

      If a petition for an appraisal is filed in a timely fashion, after a hearing on the petition, the court will determine which stockholders are entitled to appraisal rights and will appraise the shares owned by these stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value.

      E-LOAN stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 could be more, the same or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a dissenting stockholder, the court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of a determination or assessment, each party bears his, her or its own expenses. The exchange of shares for cash pursuant to the exercise of appraisal rights will generally be a taxable transaction for United States federal income tax purposes and possibly state, local and foreign income tax purposes as well. See "The Merger -- Material United States Federal Income Tax Consequences of the Merger."

      Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the effective time of the merger, be entitled to vote for any purpose the shares subject to demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

      At any time within 60 days after the effective time of the merger, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the merger agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the merger agreement only with our consent. If no petition for appraisal is filed with the court within 120 days after the effective time of the merger, stockholders' rights to appraisal (if available) will cease. Inasmuch as we have no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. No petition timely filed in the court demanding appraisal may be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon such terms as the court deems just.

      Failure by any E-LOAN stockholder to comply fully with the procedures described above and more fully set forth in Appendix C to this proxy statement may result in termination of such stockholder's appraisal rights.

                              THE MERGER AGREEMENT

      THE FOLLOWING SUMMARY OF THE TERMS OF THE MERGER AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, A COPY OF WHICH WE ATTACH TO THIS PROXY STATEMENT AS APPENDIX A.

STRUCTURE AND EFFECTIVE TIME

      The merger agreement provides that Merger Sub, a wholly owned subsidiary of Popular, will merge with and into E-LOAN. E-LOAN will survive the merger as a wholly owned subsidiary of Popular.

      The completion date for the merger will be no later than the second business day following the satisfaction or waiver of all conditions to completion in the merger agreement. We will seek to complete the merger in the fourth quarter of 2005. However, we cannot assure you when, or if, all the conditions to completion of the merger will be satisfied or waived. See "--Conditions to the Merger."

      The merger will be effective when we file a certificate of merger with the Secretary of State of the State of Delaware, or at such later time as Popular and we specify in the certificate of merger.

MERGER CONSIDERATION

      The merger agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger (other than shares held by E-LOAN or Merger Sub, which will be cancelled, and dissenting shares) will be converted at the effective time of the merger into the right to receive $4.25 in cash, without interest and less any applicable withholding tax.

TREATMENT OF E-LOAN STOCK OPTIONS AND WARRANTS

      At the effective time of the merger, each outstanding E-LOAN stock option will automatically accelerate so that each such stock option will become fully exercisable. All stock options and warrants not exercised prior to the effective time of the merger will be cancelled in the merger, with the holder of each such stock option and warrant becoming entitled to receive, in full satisfaction of the rights of such holder with respect to such stock options or warrants, as applicable, an amount in cash equal to the excess, if any, of the merger consideration of $4.25 per share over the exercise price per share of E-LOAN common stock subject to such stock option or warrant, as applicable, multiplied by the number of shares of E-LOAN common stock subject to such stock option or warrant, as applicable. All amounts payable will be paid at or as soon as practicable following the effective time of the merger, without interest and less any applicable withholding tax.

REPRESENTATIONS AND WARRANTIES

      In the merger agreement, we have made customary representations and warranties relating to, among other things:

      o  corporate organization and existence;

      o corporate power and authority to own and operate our properties and assets and to carry on our business;

      o  our capitalization;

      o corporate power and authority to enter into and perform our obligations under, and enforceability of, the merger agreement;

      o  absence of conflicts;

      o  identification of our subsidiaries;

      o  required consents and approvals of governmental entities;

      o documents filed with the Securities and Exchange Commission and financial statements;

      o  absence of certain changes or events;

      o  absence of undisclosed liabilities;

      o  legal proceedings and regulatory actions;

      o  tax matters;

      o  employee benefit plans;

      o  compliance with applicable laws and regulations;

      o  licenses and permits;

      o  material contracts and performance of obligations thereunder;

      o absence of contracts restricting our ability to compete or to solicit prospective employees;

      o  ownership of material properties and assets;

      o  environmental matters;

      o  applicability of state takeover statutes;

      o  insurance;

      o  intellectual property;

      o  information technology;

      o absence of related-party transactions and undisclosed interests of our officers and directors;

      o  receipt of the opinion of JPMorgan;

      o  broker's fees;

      o  disclosure of information in documents filed with regulatory agencies;

      o  books and records;

      o  accounting controls;

      o  risk management practices;

      o  employee matters; and

      o  the conduct of our lending business.

      Most of the representations and warranties made by us are qualified by a material adverse effect standard. A material adverse effect for purposes of our representations and warranties means any effect that:

      o is material and adverse to the business, financial condition or results of operations of E-LOAN and its subsidiaries taken as a whole; or

      o prevents E-LOAN from consummating the merger and the other transactions contemplated by the merger agreement.

      In determining whether a material adverse effect has occurred, the effect of the following are excluded (in each case to the extent not having a materially more adverse effect on E-LOAN than that experienced by similarly situated companies in the industry):

      o events, facts or circumstances relating to the economy in general, including market fluctuations and changes in interest rates, or to our industry in general and not specifically relating to E-LOAN or any of its subsidiaries;

      o changes in legal or regulatory conditions that affect in general the businesses in which E-LOAN and its subsidiaries are engaged;

      o the fact that E-LOAN is partnering with Popular and its affiliates or the announcement by Popular or its affiliates of plans or intentions regarding the operation or conduct of the business of E-LOAN or its subsidiaries; and

      o any change in applicable accounting requirements or principles which occurs or becomes effective after the date of the merger agreement.

      The merger agreement contains customary representations made by Popular with respect to itself and Merger Sub, including, but not limited to, representations and warranties relating to:

      o  corporate organization and existence;

      o corporate power and authority to enter into and perform their obligations under, and enforceability of, the merger agreement;

      o  absence of conflicts;

      o  required consents and approvals of governmental entities;

      o  legal proceedings and regulatory actions;

      o  compliance with applicable laws and regulations;

      o  broker's fees;

      o  disclosure of information in documents filed with regulatory agencies;
         and

      o  financing.

      The representations and warranties of each of the parties to the merger agreement will expire upon completion of the merger.

      The representations and warranties described above and included in the merger agreement were made by each of Popular and E-LOAN to the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Popular and E-LOAN in connection with negotiating the terms of the merger agreement, and may have been included in the merger agreement for the purpose of allocating risk between Popular and E-LOAN rather than to establish matters as facts. The merger agreement is described in, and included as an appendix to, this document only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding E-LOAN, Popular or their respective businesses. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document and in the documents incorporated by reference into this document. See "Where You Can Find More Information" on page 55.

CONDUCT OF BUSINESS PENDING THE MERGER

      With limited exceptions, we agreed in the merger agreement that, until the completion of the merger, without the prior written consent of Popular, we and each of our subsidiaries will:

      o carry on our respective businesses in the usual, regular and ordinary course consistent with past practice;

      o use commercially reasonable best efforts consistent with past practice and policies to preserve intact our present business organization, keep available the services of our present officers and employees and preserve our relationships with persons having significant business dealings with us; and

      o take no action which would adversely affect or delay in any material respect the ability of either Popular or E-LOAN or any of their respective subsidiaries to obtain any necessary approvals of any regulatory agency or other governmental entity required for the transactions contemplated by the merger agreement.

      We have also agreed that, until completion of the merger, without the prior written consent of Popular, except as expressly contemplated or permitted by the merger agreement, we and our subsidiaries will comply with specific restrictions relating, among other things, to:

      o the amendment of our respective certificates of incorporation, bylaws or similar organizational documents;

      o the declaration of dividends on, or other distributions in respect of, our capital stock;

      o the split, combination or reclassification of our capital stock or issuance of securities in respect of, in lieu of or in substitution for our capital stock, or the repurchase or other acquisition of shares of our capital stock;

      o the grant of rights to acquire any of our capital stock, the making of any change to the period of exercisability or vesting of options or other rights granted under our stock plans, or other authorization of cash payments in exchange for any options or other rights granted under such plans;

      o the issuance, delivery or sale of any shares of our capital stock or rights to acquire shares of our capital stock;

      o the entry into material leases for real property or material operating leases, or the sale, lease, license or other disposition or encumbrance of any properties or assets which are material to our business, other than in the ordinary course of business consistent with past practice;

      o the incurrence of indebtedness for borrowed money, the assumption, guaranty, endorsement or other acceptance of responsibility for the obligations of any other person or the cancellation, release, assignment or modification of any material amount of indebtedness of any other person, other than in the ordinary course of business consistent with past practice;

      o  the making of capital expenditures beyond specified levels;

      o the entry into material contracts other than in the ordinary course of business consistent with past practice;

      o the adoption or amendment of any employee benefit plan that will materially increase our cost to maintain those plans, the entry into employment agreements with any director or officer, the payment of any special bonus or compensation to employees or directors beyond specified levels, the increase of salaries or other benefits, payment of bonuses or making of equity awards to directors, officers or employees, the acceleration of vesting or payment of compensation or benefits under any of E-LOAN's employee benefit plans (except as already provided in any such plan and for the cash-out of options pursuant to the merger agreement), or the forgiveness of loans to directors, officers or employees;

      o the provision of severance, termination, change-in-control or similar payments to, or entry into severance, termination, change-in-control or similar agreements with, directors, officers and employees;

      o the making of written communications to officers and employees pertaining to compensation or benefit matters affected by the transactions contemplated by the merger agreement;

      o the acquisition of any business or person or division thereof, or any assets which are material to E-LOAN and its subsidiaries, taken as a whole, or acquisition of greater than five percent (5%) of the outstanding securities of any entity;

      o the making of changes to financial accounting methods or practices, except as required by GAAP or rules and regulations of the Securities and Exchange Commission;

      o the making or change of any material tax election, the adoption or change of any tax accounting method, the entry into any material closing agreement, the settlement of any material tax claim or assessment, or the consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment, other than in the ordinary course of business consistent with past practice or as required by law;

      o the making of any material change in risk management or hedging policies, procedures or practices or failure to follow in any material respect existing risk management policies or practices;

      o the sale, assignment or grant of security interests in intellectual property, the grant to third parties of licenses in or to intellectual property, joint development of intellectual property with third parties, the disclosure of non-public intellectual property, or failure to prevent the lapse or abandonment of intellectual property rights or to use commercially reasonable best efforts to protect such rights, other than in the ordinary course of business consistent with past practice;

      o  the settlement of claims beyond specified levels;

      o the making of loans or advances other than in the ordinary course of business consistent in all material respects with lending policies and practices as in effect on the date of the merger agreement;

      o the grant of annual restricted stock bonuses or, except in the ordinary course of business, annual cash bonuses;

      o the entry into or amendment of agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights with respect to products or technology;

      o the material reduction of the amount of any insurance coverage provided by existing insurance policies;

      o  the revaluation of assets;

      o the change of domain names or failure to timely renew existing domain name registrations; or

      o  agreement or commitment to take any action described above.

BOARD OF DIRECTORS' COVENANT TO RECOMMEND

      In the merger agreement, our board of directors agreed to recommend that our stockholders adopt the merger agreement at the special meeting. Our board of directors may not withdraw, modify or propose to withdraw or modify this recommendation, approve or recommend, or propose to approve or recommend any takeover proposal, or enter into any agreement with respect to any takeover proposal (as defined below), in each case unless:

      o we shall have received a superior proposal (as defined below) which is pending at the time we determine to take such action;

      o our board of directors determines in good faith (based upon advice of outside legal counsel) that such action is required to discharge our board of directors' fiduciary duties under Delaware law;

      o at least three business days have passed following Popular's receipt of written notice stating that we intend to accept the superior proposal and including the material terms of such superior proposal, and Popular does not make an offer that the board of directors shall have concluded in its good faith judgment, after consultation with its financial advisors and outside legal counsel, is as favorable (taking into account the bullet point below) to our stockholders as the superior proposal; and

      o concurrently with taking such action, we pay any applicable termination fee.

NO SOLICITATION OF OTHER OFFERS

      The merger agreement provides that neither we nor our representatives will:

      o solicit or initiate, or encourage, directly or indirectly, any inquiries regarding or the submission of, any takeover proposal;

      o participate in any discussions or negotiation regarding, or furnish to any person any information or data with respect to, or take any other action to knowingly facilitate the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal; or

      o subject to the conditions discussed above, enter into any agreement with respect to a takeover proposal or resolve to approve any takeover proposal.

      The merger agreement permits us to comply with the Securities Exchange Act of 1934, as amended, and to make such disclosure to our stockholders as, in the good faith judgment of our board of directors, after receiving advice from outside legal counsel, is required under applicable laws and regulations. In addition, we may furnish information concerning our business, properties or assets to any person or group pursuant to confidentiality agreements with terms and conditions at least as restrictive on such person or group as the confidentiality agreement between us and Popular, and may negotiate and participate in discussions and negotiations with such person or group concerning a takeover proposal if:

      o such person or group has submitted a superior proposal, which is pending at the time we determine to take such action; and

      o our board of directors determines in good faith, based upon advice of outside legal counsel, that such action is required to discharge the board of directors' fiduciary duties to our stockholders under applicable law.

      We have agreed to give Popular prompt (and in any event within one business day) written notice of the existence of any proposal, discussion, negotiation or inquiry received by us with respect to any takeover proposal, and to promptly communicate to Popular the material terms and conditions of any such proposal, discussion, negotiation or inquiry and the identity of the person or group making such proposal or inquiry or engaging in such discussions or negotiations. In addition, we have agreed to promptly provide to Popular any non-public information concerning E-LOAN or its subsidiaries provided to any other person or group which was not previously provided to Popular, and to keep Popular reasonably informed of the status and details of any such takeover proposal.

      For purposes of the merger agreement, the term "takeover proposal" means any inquiry, proposal or offer, whether in writing or otherwise, from a third party to acquire beneficial ownership of assets that constitute 25% or more of the consolidated revenues, net income or assets of E-LOAN and its subsidiaries or 25% or more of (x) E-LOAN's common stock or outstanding voting power, (y) any new series or new class of preferred stock that would be entitled to a class or series vote with respect to the merger or (z) any other class of equity securities of E-LOAN or any of its subsidiaries pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer or similar transaction with respect to either E-LOAN or any of its subsidiaries, including any single or multi-step transaction or series of related transactions, which is structured to permit such third party or another third party to acquire beneficial ownership of assets that constitute 25% or more of the consolidated revenues, net income or assets of E-LOAN and its subsidiaries, or 25% or more of the equity interest in either E-LOAN or any of its subsidiaries.

      For purposes of the merger agreement, the term "superior proposal" means an unsolicited written proposal by a third party to acquire, directly or indirectly, more than 50% of the shares of E-LOAN common stock then outstanding or all or substantially all of the assets of E-LOAN, and:

      o otherwise on terms which our board of directors determines in good faith (after consultation with its independent financial advisors and outside legal counsel) to be more favorable to the E-LOAN's stockholders from a financial point of view than the Merger; and

      o which, in the good faith reasonable judgment of our board of directors, is reasonably likely to be completed within a reasonable time;

in each case taking into consideration all financial, regulatory, legal and other aspects of such proposal.

EFFORTS TO COMPLETE THE MERGER

      Popular and we have agreed to use our respective commercially reasonable best efforts to effect the transactions contemplated by the merger agreement and to fulfill and cause to be fulfilled the conditions to consummating the Merger. Popular and we have each agreed, at the reasonable request of the other, to execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting the completion of the merger agreement and the transactions contemplated thereby.

CONDITIONS TO THE MERGER

      CONDITIONS TO EACH PARTY'S OBLIGATIONS. Each party's obligation to complete the merger is subject to the satisfaction of the following conditions:

      o the proposal to adopt the merger agreement is approved by the requisite stockholder vote at the special meeting;

      o no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the completion of the merger is in effect; and no statute, rule, regulation or order has been enacted, or enforced, which prevents or prohibits the completion of the merger; and

      o Popular, E-LOAN, Merger Sub and their respective subsidiaries have obtained all governmental approvals, waivers and consents necessary for completion of the merger, including approvals as may be required under the Exchange Act, the HSR Act and the applicable laws and regulations of any state.

      CONDITIONS TO POPULAR'S AND MERGER SUB'S OBLIGATIONS. The obligations of Popular and Merger Sub to complete the merger are subject to the satisfaction or waiver of the following additional conditions:

      o our representations and warranties with respect to our capitalization must be true and correct (other than for such failures to be true and correct as are de minimis in effect) and our remaining representations and warranties must be true and correct in all material respects, as of the date of the merger agreement and the date we complete the merger as though made on such date (except for representations and warranties that speak as of an earlier date, which must be true and correct as of that earlier date), except (other than with respect to our capitalization, and disregarding any materiality standards set forth in such representations and warranties) as shall not be or have a material adverse effect on E-LOAN, and we must have delivered to Popular a certificate to that effect;

      o we must have performed in all material respects all obligations that we are required to perform prior to the completion of the merger, and we must have delivered to Popular a certificate to that effect; and

      o we must have obtained all non-governmental consents or approvals required for the execution, delivery and performance of the merger agreement, the completion of the Merger or the other transactions contemplated by the merger agreement and such consents or approvals shall be in full force and effect, unless the failure to obtain any such consent or approval or of such consent or approval not to be in full force and effect is not reasonably likely to have, individually or in the aggregate, a material adverse effect on E-LOAN.

      CONDITIONS TO OUR OBLIGATIONS. Our obligation to complete the merger is subject to the satisfaction or waiver of the following additional conditions:

      o Popular's representations and warranties must be true and correct in all material respects, as of the date of the merger agreement and the date we complete the merger as though made on such date (except for representations and warranties that speak as of an earlier date, which must be true and correct as of that earlier date), except (disregarding any materiality standards set forth in such representations and warranties) as shall not be or have a material adverse effect on Popular's ability to timely complete the merger and the other transactions contemplated by the merger agreement, and Popular must have a certificate to us to that effect;

      o Popular and Merger Sub must have performed in all material respects all of their respective obligations that must be performed under the merger agreement prior to the completion of the merger, and Popular must have delivered a certificate to us to that effect.

TERMINATION OF THE MERGER AGREEMENT

      Popular and we may agree in writing to terminate the merger agreement at any time without completing the merger, even after E-LOAN stockholders adopt the merger agreement.

      In addition, either we or Popular may terminate the merger agreement without the consent of the other if:

      o the merger is not completed on or before January 31, 2006, unless the failure to complete the merger by that date results from the action or inaction of the party seeking termination;

      o any permanent injunction or other order of a court or other competent authority preventing the completion of the merger has become final and nonappealable; or

      o the merger agreement is not adopted by our stockholders at the special meeting.

      Popular may terminate the merger agreement without our consent if:

      o we breach any of our representations, warranties or obligations, which breach would result in the failure of the applicable conditions to completion of the merger, and the breach is not cured within 30 business days;

      o our board of directors withdraws or modifies its recommendation for adoption of the merger agreement in a manner which is adverse to Popular, or resolves to do so;

      o we breach in any material respect our obligation to comply with the provisions of the merger agreement relating to the non-solicitation of takeover proposals or in responding to unsolicited takeover proposals; or

      o our board of directors recommends, endorses, accepts or agrees to a takeover proposal or resolves to do so.

      We may terminate the merger agreement without Popular's consent if:

      o Popular breaches any of its representations, warranties or obligations, which breach would result in the failure of the applicable conditions to completion of the merger, and the breach is not cured within 30 business days; or

      o at any time prior to the adoption of the merger agreement by our stockholders at the special meeting if our board of directors authorizes us to enter into an agreement with respect to a superior proposal, provided that:

         o our board of directors complies with the provisions of the merger agreement relating to the non-solicitation of takeover proposals and in responding to unsolicited takeover proposals;

         o our board of directors shall have determined in good faith, after consultation with its independent financial advisors and outside legal counsel, that the competing transaction is a superior proposal;

         o our board of directors has determined in good faith, based upon the advice of outside legal counsel, that the entry into an agreement with respect to a competing transaction is required to discharge the board of directors' fiduciary duties under Delaware law; and

         o  we pay the termination fee to Popular.

TERMINATION FEE

      We must pay to Popular a termination fee of $12 million if:

      o we terminate the merger agreement in order to enter into an agreement relating to a superior proposal;

      o Popular terminates the merger agreement because our board of directors recommends, endorses, accepts or agrees to a takeover proposal or resolves to do so (except that for the purpose of this bullet point all references in the definition of "takeover proposal" to "25%" shall instead be deemed references to "a majority");

      o  Popular terminates the merger agreement because:

         o we have breached any of our representations, warranties or obligations under the merger agreement (other than as a result of any unintentional breach);

         o prior to the time of such termination a bona fide takeover proposal with respect to E-LOAN has been publicly made or otherwise made known to our board of directors or our stockholders; and

         o within 12 months of termination, we enter into a definitive agreement or letter of intent with a third party with respect to a takeover proposal, or a takeover proposal is completed (except that for the purpose of this bullet point all references in the definition of "takeover proposal" to "25%" shall instead be deemed references to "a majority"); or

      o  We or Popular terminate the merger agreement because:

         o the merger is not completed by January 31, 2006 because of a material breach by E-LOAN (other than an unintentional material breach by us), or our stockholders fail to adopt the merger agreement at the special meeting;

         o prior to the time of such termination a bona fide takeover proposal with respect to E-LOAN has been publicly made or otherwise made known to our board of directors or our stockholders; and

         o within 12 months of termination, we enter into a definitive agreement or letter of intent with a third party with respect to a takeover proposal, or a takeover proposal is completed (except that for the purpose of this bullet point all references in the definition of "takeover proposal" to "25%" shall instead be deemed references to "a majority").

      In addition, if:

      o Popular terminates the merger agreement because our board of directors withdrew or modified its recommendation for adoption of the merger agreement in a manner which is adverse to Popular, or resolved to do so, or because we breached in any material respect our obligation to comply with the provisions of the merger agreement relating to the non-solicitation of takeover proposals or in responding to unsolicited takeover proposals, then

         o we must pay one-quarter of the termination fee ($3 million) upon such termination; and

         o if we enter into a definitive agreement or letter of intent with respect to a takeover proposal, or a takeover proposal is completed in the 12 months following termination, we must pay Popular the other three-quarters of the termination fee (an additional $9 million) at that time (provided that for the purpose of this bullet point all references in the definition of "takeover proposal" to "25%" shall instead be deemed references to "a majority").

EMPLOYEE BENEFITS

      For a transition period not to exceed one year, Popular has agreed that E-LOAN employees who become Popular employees will receive base salaries and other compensation opportunities and benefits (other than stock options and other equity-based benefits) that are no less favorable, in the aggregate, than those provided immediately prior to completion of the merger. Following this transition period, Popular has agreed that such former E-LOAN employees will receive base salaries and other compensation opportunities and benefits that are substantially comparable, in the aggregate, to the base salaries and other compensation opportunities and benefits (other than stock options and other equity-based benefits) provided to similarly situated employees of Popular's applicable subsidiary.

      Former E-LOAN employees who become eligible to participate in particular Popular compensation or benefit plans will receive credit under such plans for service with E-LOAN for purposes of eligibility, vesting and benefit accrual (other than under any "final average pay" defined benefit pension plan) to the same extent such service was recognized immediately prior to completion of the merger under the applicable E-LOAN benefit plan, all without duplication of any benefits. Popular has also agreed to waive (if waived or satisfied under the applicable E-LOAN plan) any pre-existing condition limitations under any of its applicable health, dental or vision plans in which any applicable former E-LOAN employee is eligible to participate in the plan year that includes the year in which such former E-LOAN employee becomes eligible to participate, and Popular has also agreed to recognize any medical or other health expenses incurred by any applicable former E-LOAN employee in the year that includes the date on which such former E-LOAN employee becomes eligible to participate for purposes of any applicable deductible and annual out-of-pocket expense requirements under any such health, dental or vision plan of Popular.

      Notwithstanding the provisions described above, Popular retains the right to terminate the employment of any former E-LOAN employee at any time, and Popular will not be required to maintain any particular compensation or benefit program, or be prevented from amending, modifying or terminating any benefit plans, contracts, arrangements, commitments or understandings in accordance with their terms and applicable law.

      In addition, E-LOAN has agreed to take certain requested actions relating to its 401(k) plan and other employee benefit plans (including providing for their termination) effective immediately prior to or simultaneous with the completion of the merger.

EXPENSES

      The party incurring any costs and expenses in connection with the merger agreement and the transactions contemplated by the merger agreement will pay those costs and expenses.

AMENDMENT

      The parties may mutually agree to amend the merger agreement by action taken or authorized by their respective boards of directors, at any time before or after adoption of the merger agreement by our stockholders. All amendments to the merger agreement must be in writing signed by us, Popular and Merger Sub; provided that an amendment made subsequent to adoption of the merger agreement by E-LOAN stockholders of the Company shall not alter or change the amount or kind of merger consideration to be received on conversion of E-LOAN common stock or alter or change any of the terms and conditions of the merger agreement if such alteration or change would adversely affect the holders of E-LOAN common stock in any material respect.

SURRENDER OF STOCK CERTIFICATES; PAYMENT FOR SHARES

      Popular has selected [Mellon Shareholder Services] as the exchange agent. As of the effective time of the merger, Popular will deliver to the exchange agent an amount in cash equal to the aggregate merger consideration.

      Promptly following the completion of the merger, the exchange agent will mail to each holder of record of our shares a letter of transmittal disclosing the procedure for exchanging certificates representing shares of common stock. After the effective time of the merger, each holder of a certificate previously representing shares of our issued and outstanding common stock will, upon surrender to the paying agent of a stock certificate together with a properly completed letter of transmittal, be entitled to receive $4.25 in cash, without interest and less any applicable withholding tax, for each share of common stock represented by such certificate. No interest will be paid or accrued on the merger consideration upon the surrender of any stock certificate for the benefit of the holder of the certificate.

                    BENEFICIAL OWNERSHIP OF E-LOAN SECURITIES

      Persons and groups owning in excess of 5.0% of the E-LOAN common stock are required to file certain reports regarding such ownership pursuant to the Exchange Act. Based upon such reports, the following table sets forth, as of the record date, certain information as to E-LOAN common stock beneficially owned by stockholders owning in excess of 5.0% of the outstanding E-LOAN common stock.

                                              AMOUNT AND
                                               NATURE OF        PERCENT OF
                                              BENEFICIAL     SHARES OF COMMON
BENEFICIAL OWNER                               OWNERSHIP     STOCK OUTSTANDING
---------------------------------             -----------    -----------------
Entities affiliated with                         [   ]            [   ]%
  Benchmark Capital Partners;
  Robert C. Kagle(1)
Second Curve Capital, LLC(2)                     [   ]            [   ]%
Wells Fargo & Company(3)                         [   ]            [   ]%
-----------------
(1) Consists of [ ] shares held directly by Mr. Kagle and [ ] shares held by entities affiliated with Benchmark Capital Partners. Mr. Kagle, a Director of E-LOAN, is a member of a Benchmark Capital Partners affiliate and disclaims beneficial ownership of the shares held by entities affiliated with Benchmark Capital Partners, except to the extent of his proportionate partnership interest therein. The business address for Mr. Kagle is Benchmark Capital Management Co. II, L.L.C., 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(2) The business address for Second Curve Capital, LLC is 200 Park Avenue, Suite 3300, New York, NY 10166.

(3) The business address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94104.

      We set forth in the following table information regarding beneficial ownership of E-LOAN common stock as of the record date for (a) each current director, (b) each of the executive officers included in the Summary Compensation Table contained in E-LOAN's 2005 annual meeting proxy statement and
(c) all directors and executive officers, including those listed in the Summary Compensation Table referred to above, as a group. Except as otherwise noted and subject to applicable community property laws, the directors and the executive officers listed in the Summary Compensation Table referred to above had sole voting and investment power with respect to the securities listed opposite their respective names.

                                         AMOUNT AND     PERCENT OF
                                          NATURE OF      SHARES OF
                                         BENEFICIAL    COMMON STOCK
NAME OF BENEFICIAL OWNER                  OWNERSHIP     OUTSTANDING
-------------------------------------    ----------    ------------
Christian A. Larsen(1)                      [   ]        [   ]%
Mark E. Lefanowicz(2)                       [   ]           *
Joseph J. Kennedy(3)                        [   ]           *
Harold "Pete" Bonnikson(4)                  [   ]        [   ]%
Matthew Roberts(5)                          [   ]           *
Susan Catherine Muriel(6)                   [   ]           *
Wade Randlett(7)                            [   ]           *
James G. Jones(8)                           [   ]           *
Claus H. Lund(9)                            [   ]           *
Daniel Springer(10)                         [   ]           *
All directors and executive officers        [   ]        [   ]%
  as a group (15 persons)(11)
-----------------
*Represents less than one percent of the outstanding E-LOAN common stock.

(1) Includes [ ] shares of common stock that Mr. Larsen could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(2) Includes [ ] shares of common stock that Mr. Lefanowicz could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(3) Mr. Kennedy resigned on January 29, 2004 as President, Chief Operating Officer and as a Director of the Company. Includes [ ] shares of common stock that Mr. Kennedy could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(4) Includes [ ] shares of common stock that Mr. Bonnikson could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(5) Mr. Roberts resigned on May 10, 2005 as the Chief Financial Officer and Secretary of the Company. Includes [ ] shares of common stock that Mr. Roberts could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(6) Includes [ ] shares of common stock that Ms. Muriel could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(7) Includes [ ] shares of common stock that Mr. Randlett could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(8) Includes [ ] shares of common stock that Mr. Jones could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(9) Includes [ ] shares of common stock that Mr. Lund could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(10) Includes [ ] shares of common stock that Mr. Springer could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date.

(11) Includes [ ] shares of common stock that all directors and executive officers as a group could acquire through the exercise of stock options that were vested or would vest in accordance with their regular vesting schedule within 60 days after the record date. Does not include Messrs. Kennedy and Roberts; neither of them is currently an officer or director of E-LOAN.

                         MARKET PRICE AND DIVIDEND DATA

      E-LOAN common stock is listed on The NASDAQ National Market under the symbol "EELN". The following table sets forth the high and low closing prices of shares of E-LOAN common stock as reported on the NASDAQ National Market (rounded to the nearest cent). E-LOAN has never declared or paid any cash dividends on its capital stock, and is prohibited from declaring or paying any dividends under the merger agreement.

                                         MARKET PRICES
                                         -------------
                                         HIGH       LOW
                                        -----      -----
2003
      First Quarter                     $2.75      $1.88
      Second Quarter                     6.81       2.55
      Third Quarter                      6.95       3.18
      Fourth Quarter                     4.42       2.55
2004
      First Quarter                      3.72       2.63
      Second Quarter                     3.10       2.08
      Third Quarter                      2.64       2.00
      Fourth Quarter                     3.66       2.01
2005
      First Quarter                      3.47       2.65
      Second Quarter                     3.39       2.49
      Third Quarter (through
      [   ] [  ], 2005)

      On August 2, 2005, the last full trading day prior to the public announcement of the merger agreement, the closing price of E-LOAN common stock on the NASDAQ National Market was $3.09 per share. E-LOAN stockholders are encouraged to obtain current market quotations for E-LOAN common stock.

                           FORWARD-LOOKING STATEMENTS

      This proxy statement, including information incorporated by reference, contains, and future filings by E-LOAN on Form 10-K, Form 10-Q and Form 8-K and future oral and written statements and press releases by E-LOAN and its management may contain, forward-looking statements about E-LOAN which we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements with respect to anticipated future operating and financial performance. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. These forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Accordingly, E-LOAN cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement or the date of any document incorporated by reference in this proxy statement.

      Many of these forward-looking statements appear throughout this proxy statement. Words such as may, could, should, would, believe, anticipate, estimate, expect, intend, plan and similar expressions are intended to identify these forward-looking statements. The important factors discussed below, as well as other factors discussed elsewhere in this proxy statement and factors identified in our filings with the Securities and Exchange Commission and those presented elsewhere by our management from time to time, could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Among the factors that could cause our actual results to differ from these forward-looking statements are:

      o the strength of the United States economy in general and the strength of the local economies in which we conduct our operations; general economic conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in the credit quality of our loans and leases and other assets;

      o the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board;

      o financial markets, monetary and interest rate fluctuations, particularly the relative relationship of short-term interest rates to long-term interest rates;

      o the timely development of and acceptance of new products and services of E-LOAN and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services;

      o the impact of changes in consumer lending laws and regulations (including laws and regulations concerning taxes, accounting standards, banking, securities and insurance);

      o legislative or regulatory changes may adversely affect the business in which we are engaged;

      o  the impact of technological changes;

      o  changes in consumer borrowing and spending habits; and

      o  our success at managing the risks involved in the foregoing.

      E-LOAN disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

                          FUTURE STOCKHOLDER PROPOSALS

      We intend to hold an annual meeting in 2006 only if the merger is not completed. In order to be eligible for inclusion in E-LOAN's proxy materials for next year's annual meeting of stockholders, if such a meeting be held, any stockholder proposal must be received at E-LOAN's principal executive office at 6230 Stoneridge Mall Road, Pleasanton, California 94588 not later than March 1, 2006, and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals. The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by an eligible stockholder for action at our next annual meeting of stockholders, but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us at our principal executive office not later than March 18, 2006, and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.

                       WHERE YOU CAN FIND MORE INFORMATION

      The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.

      This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our business.

E-LOAN SEC FILINGS                 PERIOD OR DATE FILED
-------------------------------    --------------------------------------------
Annual Report on Form 10-K         Year ended December 31, 2004 (as amended)
Quarterly Reports on Form 10-Q     Quarter ended June 30, 2005
Current Reports on Form 8-K        --

      We also incorporate by reference additional documents that may be filed with the SEC between the date of this proxy statement and the date of the special meeting of stockholders or, if sooner, the termination of the merger agreement. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

      If you are a stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us, the SEC or the SEC's Internet web site as set forth below. You may obtain documents we incorporate by reference from us without charge, other than exhibits, except for those that we have specifically incorporated by reference in this proxy statement.

Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from us at the following address:


                                  E-LOAN, Inc.
                            Attn:  Investor Relations
                            6230 Stoneridge Mall Road
                          Pleasanton, California  94588
                                 (925) 847-6200

      We will send you any of these documents within one business day of your request by first class mail.

      You may also read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at HTTP://WWW.SEC.GOV, that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC. Reports, proxy statements and other information relating to E-LOAN are also available at the offices of the NASDAQ Stock Market at 1735 K Street, N.W., Washington, D.C. 20006.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT OR IN ANY OF THE MATERIALS THAT HAVE BEEN INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. IF YOU ARE IN A JURISDICTION WHERE THE SOLICITATION OF PROXIES IS UNLAWFUL, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT THESE TYPES OF ACTIVITIES, THEN THE OFFER PRESENTED IN THIS PROXY STATEMENT DOES NOT EXTEND TO YOU. THIS PROXY STATEMENT IS DATED [ ], 2005. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE. THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

      This document contains a description of the representations and warranties that each of Popular and E-LOAN made to the other in the merger agreement. Representations and warranties made by E-LOAN and other applicable parties are also set forth in contracts and other documents (including the merger agreement) that are attached or incorporated by reference into this document. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to between the parties in connection with negotiating the terms of the agreement, and may have been included in the agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding E-LOAN, Popular or their respective businesses. Accordingly, the representations and warranties and other provisions of the agreements (including the merger agreement and the stock option agreement) should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this document.

                                                                      APPENDIX A
                                                                  EXECUTION COPY



                          AGREEMENT AND PLAN OF MERGER


                                  BY AND AMONG


                                  POPULAR, INC.


                     NEW POPULAR ACQUISITIONS CORPORATION


                                       AND


                                  E-LOAN, INC.


                           DATED AS OF AUGUST 2, 2005

                                TABLE OF CONTENTS



ARTICLE I    THE MERGER......................................................A-6
      1.1  The Merger........................................................A-6
      1.2  Closing; Effective Time...........................................A-6
      1.3  Effects of the Merger.............................................A-6
      1.4  Conversion of Company Capital Stock...............................A-6
      1.5  Merger Sub Common Stock...........................................A-7
      1.6  Parent Common Stock...............................................A-7
      1.7  Company Dissenting Shares.........................................A-7
      1.8  Warrants and Options..............................................A-7
      1.9  Certificate of Incorporation......................................A-8
      1.10 Bylaws............................................................A-8
      1.11 Directors of Surviving Corporation................................A-8
      1.12 Taking of Necessary Action; Further Action........................A-8
      1.13 Parent to Make Cash Available.....................................A-8
      1.14 Exchange of Shares................................................A-8
      1.15 Withholding.......................................................A-9
      1.16 Reservation of Right to Revise Structure.........................A-10

ARTICLE II   REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................A-10
      2.1  Corporate Organization, Standing and Power.......................A-10
      2.2  Capitalization...................................................A-11
      2.3  Authority; No Violation..........................................A-12
      2.4  Subsidiaries; Subsidiaries' Activities...........................A-13
      2.5  Consents and Approvals...........................................A-13
      2.6  SEC Documents; Financial Statements..............................A-13
      2.7  Absence of Certain Changes or Events.............................A-14
      2.8  Undisclosed Liabilities..........................................A-15
      2.9  Legal Proceedings................................................A-15
      2.10 Taxes and Tax Returns............................................A-16
      2.11 Employee Benefit Plans...........................................A-17
      2.12 Compliance with Applicable Law and Regulatory Matters............A-20
      2.13 Material Contracts...............................................A-21
      2.14 Non-Competition/Non-Solicitation.................................A-23
      2.15 Assets...........................................................A-24
      2.16 Environmental Liability..........................................A-24
      2.17 State Takeover Laws..............................................A-24
      2.18 Insurance........................................................A-25
      2.19 Intellectual Property............................................A-25
      2.20 Information Technology...........................................A-28
      2.21 Related-Party Transactions; Interests of Officers and
           Directors........................................................A-29
      2.22 Opinion..........................................................A-29
      2.23 Broker's Fees....................................................A-29
      2.24 Company Information..............................................A-30

      2.25 Books and Records................................................A-30
      2.26 Accounting Controls..............................................A-30
      2.27 Risk Management..................................................A-30
      2.28 Employee Matters.................................................A-30
      2.29 Mortgage Banking and Home Equity Loan Businesses; Auto Loan
           Business; Lending Business Generally.............................A-31

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF PARENT.......................A-34
      3.1  Corporate Organization, Standing and Power.......................A-35
      3.2  Authority; No Violation..........................................A-35
      3.3  Consents and Approvals...........................................A-36
      3.4  Legal Proceedings................................................A-36
      3.5  Compliance with Applicable Law and Regulatory Matters............A-36
      3.5  Broker's Fees....................................................A-37
      3.6  Parent Information...............................................A-37
      3.7  Financing........................................................A-37

ARTICLE IV   CONDUCT PRIOR TO THE EFFECTIVE TIME............................A-37
      4.1  Conduct of Business Prior to the Effective Time..................A-37
      4.2  Conduct of Business of the Company...............................A-37
      4.3  No Solicitation..................................................A-41
      4.4  Conduct of Parent and Merger Sub.................................A-43

ARTICLE V    ADDITIONAL AGREEMENTS..........................................A-43
      5.1  Regulatory Matters...............................................A-43
      5.2  Access to Information............................................A-45
      5.3  Stockholder Approval.............................................A-45
      5.4  Public Disclosure................................................A-46
      5.5  Commercially Reasonable Best Efforts; Further Assurances.........A-46
      5.6  Employees; Employee Benefit Matters..............................A-46
      5.7  Director and Officer Indemnification.............................A-48
      5.8  Advice of Changes................................................A-49
      5.9  Section 16b-3....................................................A-49

ARTICLE VI   CONDITIONS PRECEDENT...........................................A-49
      6.1  Conditions to Each Party's Obligation To Effect the Merger.......A-49
      6.2  Conditions to Obligation of the Company..........................A-50
      6.3  Conditions to Obligation of the Parent...........................A-50

ARTICLE VII  TERMINATION AND AMENDMENT......................................A-51
      7.1  Termination......................................................A-51
      7.2  Effect of Termination............................................A-52
      7.3  Expenses and Termination Fee.....................................A-52
      7.4  Amendment........................................................A-54
      7.5  Extension; Waiver................................................A-54

ARTICLE VIII DEFINITIONS....................................................A-54
      8.1  Certain Defined Terms............................................A-54

ARTICLE IX   GENERAL PROVISIONS.............................................A-61
      9.1  Nonsurvival of Representations, Warranties and Agreements........A-61
      9.2  Notices..........................................................A-61
      9.3  Interpretation...................................................A-62
      9.4  Counterparts.....................................................A-63
      9.5  Entire Agreement.................................................A-63
      9.6  Assignment.......................................................A-63
      9.7  Third Party Beneficiaries........................................A-63
      9.8  Governing Law....................................................A-63
      9.9  Rules of Construction............................................A-63
      9.10 Attorneys' Fees..................................................A-64
      9.11 Waiver of Jury Trial.............................................A-64
      9.12 Severability.....................................................A-64

                          AGREEMENT AND PLAN OF MERGER


           AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of August 2, 2005, by and among Popular, Inc., a Puerto Rico corporation ("Parent"), New Popular Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and E-LOAN, Inc., a Delaware corporation (the "Company"). Certain capitalized terms have the meanings given to such terms in Article VIII.

                                    RECITALS

           A. The Board of Directors of the Company has determined that it is advisable, and in the best interests of the Company and its stockholders for Parent to acquire the Company upon the terms and subject to the conditions set forth in this Agreement.

           B. In furtherance of the acquisition of the Company by Parent, it is proposed: that Merger Sub merge with and into the Company, with the Company being the surviving corporation, on the terms and subject to the conditions set forth in this Agreement (the merger of Merger Sub with and into the Company being referred to in this Agreement as the "Merger").

           C. The Board of Directors of the Company has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of the Company and its stockholders, (ii) approved this Agreement, and the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend that the stockholders of the Company adopt this Agreement.

           D. The Board of Directors of Parent has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, and in the best interests of, Parent and its stockholders and (ii) approved this Agreement and the transactions contemplated hereby, including the Merger.

           E. The Board of Directors of Merger Sub has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of, Merger Sub and its stockholder, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend that the stockholder of Merger Sub adopt this Agreement.

           F. Pursuant to the Merger, among other things, the outstanding shares of Company Common Stock, other than the Company Dissenting Shares, will be converted into the right to receive the Merger Consideration as set forth herein.

           G. As an inducement to Parent to enter into this Agreement, Mark E. Lefanowicz, Chief Executive Officer of the Company, is entering into an employment agreement dated as of the date hereof and effective at the Effective Time.

           NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and for other good and valuable



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consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I.
                                   THE MERGER

          Section 1.1 THE MERGER. At the Effective Time, and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Delaware Law, Merger Sub shall merge with and into the Company. The Company shall be the Surviving Corporation in the Merger and shall continue its corporate existence under the laws of the State of Delaware, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. Upon consummation of the Merger, the separate corporate existence of Merger Sub shall terminate.

          Section 1.2 CLOSING; EFFECTIVE TIME. The Closing shall take place as soon as practicable, and in any event not later than two (2) business days after the satisfaction of each of the conditions set forth in Article VI or at such other time as the parties hereto may agree (the "Closing Date"). The Closing shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019, or at such other location as the parties hereto may agree in writing. The Merger shall become effective at the Effective Time as set forth in the Certificate of Merger which shall be filed with the Secretary of State of the State of Delaware on the Closing Date.

          Section 1.3 EFFECTS OF THE MERGER. At and after the Effective Time, the Merger shall have the effects set forth in Sections 259 and 261 of the Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

          Section 1.4 CONVERSION OF COMPANY CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company or the holder of any of the following securities:

          (a) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock held by Merger Sub or the Company and Company Dissenting Shares) shall be converted into the right to receive $4.25 per share, subject to adjustment as provided in Section 1.4(c) (the "Merger Consideration"). All shares of Company Common Stock issued and outstanding immediately prior to the Effective Time held by Merger Sub or the Company shall be cancelled and shall cease to exist as of the Effective Time.

          (b) All shares of Company Common Stock converted into Merger Consideration pursuant to this Section 1.4 shall no longer be outstanding and shall automatically



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

be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of Company Common Stock shall thereafter represent the right to receive with respect to each underlying share of Company Common Stock the Merger Consideration.

          (c) If, subsequent to the date of this Agreement and prior to the Effective Time, the outstanding shares of Company Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization consented to by Parent pursuant to this Agreement, then an appropriate and proportionate adjustment shall be made to the Merger Consideration.

          Section 1.5 MERGER SUB COMMON STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of Parent or the Company, each share of the common stock, $.01 par value, of Merger Sub shall be converted into one (1) share of Company Common Stock (which shares of Company Common Stock shall be deemed not to be outstanding immediately prior to the Effective Time for purposes of this Agreement).

          Section 1.6 PARENT COMMON STOCK. At and after the Effective Time, each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall remain an issued and outstanding share of Parent Common Stock and shall not be affected by the Merger.

          Section 1.7 COMPANY DISSENTING SHARES. Holders of Company Dissenting Shares shall have those rights, but only those rights, of holders who perfect their appraisal rights under Section 262 of the Delaware Law. The Company shall give Parent prompt notice of any demand, purported demand, objection, notice, petition, or other communication received from stockholders or provided to stockholders by the Company with respect to any Company Dissenting Shares or shares claimed to be Company Dissenting Shares, and Parent shall have the right to participate in all negotiations and proceedings with respect to such shares. Payment of any amount payable to the holders of Company Dissenting Shares shall be the obligation of the Company. However, the Company agrees that, without the prior written consent of Parent, it shall not voluntarily make any payment with respect to, or settle or offer to settle, any demand or purported demand respecting such shares.

          Section 1.8   WARRANTS AND OPTIONS.

          (a) WARRANTS. At the Effective Time, each outstanding Warrant shall be converted into the right to receive, at the Effective Time, a lump sum cash payment equal to the product of (x) the number of shares such Warrant entitles the holder thereof to purchase and (y) the excess, if any, of (i) the Merger Consideration over (ii) the purchase price per share provided for under such Warrant.




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

          (b) COMPANY OPTIONS. At the Effective Time, each outstanding Company Option under the 1997 Company Stock Option Plan shall fully vest, automatically be cancelled and shall only entitle the holder thereof the right to receive, as soon as reasonably practicable after the Effective Time, a lump sum cash payment equal to the product of (x) the number of shares subject to such Company Option and (y) the excess, if any, of (i) the Merger Consideration over (ii) the exercise price per share of such Company Option.

          (c) ACTIONS. Prior to the Effective Time, Company shall deliver appropriate notices (which notices shall have been both provided to Parent with a reasonable opportunity to review and approved by the Parent) to each holder of Company Options setting forth each holder's rights pursuant to the 1997 Company Stock Option Plan, and stating that such Company Options shall be treated in the manner set forth in this Section 1.8. In addition, Company shall cause the administrator of the 1997 Company Stock Option Plan to take such actions under the 1997 Company Stock Option Plan as are necessary to accomplish the provisions of this Section 1.8.

          Section 1.9 CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation.

          Section 1.10 BYLAWS. At the Effective Time, the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

          Section 1.11 DIRECTORS OF SURVIVING CORPORATION. At the Effective Time, the directors of the Surviving Corporation shall be the persons listed in
Exhibit 1.11.

          Section 1.12 TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the Company, Parent and Merger Sub shall cause their respective officers to take all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

          Section 1.13 PARENT TO MAKE CASH AVAILABLE. At or prior to the Effective Time, Parent shall deposit or cause to be deposited in an Exchange Fund with the Exchange Agent for the benefit of the holders of Company Common Stock the cash to be exchanged for outstanding shares of Company Common Stock.

          Section 1.14  EXCHANGE OF SHARES.

          (a) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of one or more certificates of Company Common Stock whose


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

shares are being converted into the Merger Consideration pursuant to Section 1.4 a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates of Company Common Stock shall pass, only upon delivery of the certificates of Company Common Stock to the Exchange Agent) and instructions for use in effecting the surrender of the certificates of Company Common Stock in exchange for the Merger Consideration. Upon proper surrender of a certificate of Company Common Stock for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such certificate of Company Common Stock shall be entitled to receive in exchange therefor the amount of Merger Consideration provided in Section 1.4, and the certificate of Company Common Stock so surrendered shall forthwith be cancelled. No interest shall be paid or accrued on any cash or on any unpaid dividends or distributions payable to holders of certificates of Company Common Stock.

          (b) After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, any certificates of Company Common Stock representing such shares are presented for transfer to the Exchange Agent, each such share shall be cancelled and exchanged for the Merger Consideration provided in Section 1.4. In the event of a transfer of ownership of any share of Company Common Stock prior to the Effective Time that has not been registered in the transfer records of the Company, the Merger Consideration payable in respect of such share of Company Common Stock shall be paid to the transferee of such share if the certificate that previously represented such share is presented to the Exchange Agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

          (c) Any portion of the Exchange Fund that remains unclaimed by the stockholders of the Company for 18 months after the Effective Time shall be paid to Parent. Any stockholders of the Company who have not theretofore complied with this Article I shall thereafter look only to Parent for payment of the Merger Consideration deliverable in respect of each share of Company Common Stock such stockholder holds as determined pursuant to this Agreement without any interest thereon. Notwithstanding the foregoing, none of the Company, Parent, the Exchange Agent or any other Person shall be liable to any former holder of shares of Company Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (d) In the event any certificate of Company Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate of Company Common Stock to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such Person of a bond in such amount as Parent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such certificate of Company Common Stock, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificate of Company Common Stock the Merger Consideration such holder has a right to receive pursuant to this Article I.

          Section 1.15 WITHHOLDING. Parent and the Surviving Corporation shall be entitled to deduct and withhold from the Merger Consideration deliverable under this Agreement, and from any other payments made pursuant to this Agreement, such amounts as Parent and the Surviving Corporation are required to deduct and withhold with respect to such delivery and payment under the Code or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the holder of shares of Company Common Stock in respect of which such deduction and withholding was made by Parent and the Surviving Corporation.

          Section 1.16 RESERVATION OF RIGHT TO REVISE STRUCTURE. Notwithstanding anything to the contrary contained in this Agreement, before the Effective Time, Parent may revise the structure of the Merger by providing for a directly or indirectly wholly-owned Subsidiary of Parent other than Merger Sub to be merged with and into the Company; provided that (a) such revision does not reduce the value or alter the form of the Merger Consideration and (b) such revised structure or method is reasonably capable of consummation without significant delay in relation to the structure contemplated herein. In the event Parent makes such an election, the Company agrees to execute an appropriate amendment to this Agreement in order to reflect such election.

                                   ARTICLE II.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           Except as disclosed in the Company Disclosure Schedule (with specific reference to the section of this Agreement to which the information stated in such disclosure relates; PROVIDED that (i) disclosure in any section of such Company Disclosure Schedule shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is readily apparent from the face of such disclosure that such disclosure is applicable to such other Section and (ii) the mere inclusion of an item in such Company Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would have a Company Material Adverse Effect) the Company represents and warrants to Parent and Merger Sub as follows and as set forth in the Company Disclosure Schedule:

          Section 2.1 CORPORATE ORGANIZATION, STANDING AND POWER. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the corporate and other power and authority to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Company Material Adverse Effect. The Company has furnished or made available to Parent a complete and correct copy of the certificate or articles of incorporation, as amended, and bylaws, as amended, and any other charter or organizational documents, each as amended, of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its certificate or articles of incorporation or bylaws or other charter or organizational documents, each as amended.



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

          Section 2.2   CAPITALIZATION.

          (a) The authorized capital stock of the Company consists of 150,000,000 shares of Company Common Stock; and 5,000,000 shares of Company Preferred Stock. As of the date of this Agreement, (i) 65,788,780 shares of Company Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable, (ii) 10,865,257 shares of Company Common Stock are reserved for issuance upon the exercise of outstanding Company Options, (iii) 400,000 shares of Company Common Stock are reserved for issuance upon exercise of the outstanding Warrants, (iv) no shares of Company Common Stock are held in the treasury of the Company and (v) 2,884,083 shares of Company Common Stock are reserved for issuance pursuant to Company Options not yet granted. As of the date of this Agreement, no shares of Company Preferred Stock are outstanding. There are no bonds, debentures, notes or other indebtedness or securities of the Company that have the right to vote (or that are convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth above, as of the date of this Agreement, no shares of capital stock or other voting securities of, or other equity interests in, the Company are issued, reserved for issuance or outstanding and no shares of capital stock or other voting securities of, or other equity interests in, the Company shall be issued or become outstanding after the date of this Agreement other than upon exercise of Company Options and Warrants outstanding as of the date of this Agreement. Section 2.2(a) of the Company Disclosure Schedule sets forth a complete and correct list, as of the date of this Agreement, of all Rights that exist with respect to the Company or any of its Subsidiaries, including Company Options and Warrants. Such list sets forth (x) the name of each holder and the number of shares of Company Common Stock subject to each such option, the date of grant, the exercise price per share and the term of each such option and (y) the name of each holder of each such Warrant, the number of shares each such Warrant entitles the holder to purchase, the date of issuance and the exercise price of such Warrant and the expiration date of such Warrant. On the Closing Date, the Company shall deliver to Parent an updated Section 2.2(a) of the Company Disclosure Schedule hereto current as of such date. As of the date of this Agreement, the Company has not issued any additional shares of its capital stock or Company Options in respect thereof, except for shares of Company Common Stock issued upon the exercise of the Company Options and Warrants referred to above. All shares of Company Common Stock subject to issuance as described above shall, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, be duly authorized, validly issued, fully paid and nonassessable.

          (b) None of the Company or any of its Subsidiaries has any contract or other obligation to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of any of, or other equity interests in, the Company or the Company's Subsidiaries, or make any investment (in the form of a loan, capital contribution or otherwise) in any of the Company's Subsidiaries or any other Person. All of the outstanding shares of capital stock and voting securities of (and any other equity interests in) each Subsidiary of the Company are owned, directly or indirectly, by the Company and are duly authorized, validly issued, fully paid and nonassessable, and those shares of capital stock and voting securities of (and any other equity interests in) each of the Company's Subsidiaries owned by the Company, directly or indirectly, are free and clear of all Liens. There are no outstanding Rights with respect to any such Subsidiary, or other instruments otherwise obligating the Company or any such Subsidiary


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

to issue, transfer, sell, purchase, redeem or otherwise acquire any of its securities or equity interests.

          (c) Neither the Company nor any of its Subsidiaries owns, or has any contract or other obligation to acquire, any equity securities or other securities of any Person (other than Subsidiaries of the Company) or any direct or indirect equity or ownership interest in any other business. Neither the Company nor any Subsidiary is a general partner of any general or limited partnership or the managing member of any limited liability company.

          Section 2.3   AUTHORITY; NO VIOLATION.

          (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company has taken all corporate action necessary in order (i) to authorize the execution and delivery of, and performance of its obligations under this Agreement and (ii) subject only to receipt of the Company Stockholder Approval approving this Agreement and the consents and approvals identified in Section 2.5, to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company. Assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the Merger and the other transactions contemplated hereby, nor compliance by the Company with any of the terms or provisions of this Agreement, will (i) violate any provision of the Certificates of Incorporation or bylaws or other charter or organizational documents of the Company or any of its Subsidiaries or (ii) assuming that the consents and approvals referred to in Section 2.5 are duly obtained, (x) violate any Laws or Regulations, judgment, order, writ, decree or injunction applicable to the Company or any of its Subsidiaries or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract, or other instrument or obligation to which the Company or any of its Subsidiaries is a party, or by which they or any of their respective properties, assets or business activities may be bound or affected, except (in the case of clause (ii) (y) above) for such violations, conflicts, breaches, defaults or the loss of benefits which, either individually or in the aggregate, would not constitute a Company Material Adverse Effect. Since December 31, 2002,


                                      A-12
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the Company has not received notice from any of its stockholders of an intention of such stockholder to cumulate votes in any election of directors.

          Section 2.4 SUBSIDIARIES; SUBSIDIARIES' ACTIVITIES. Section 2.4 of the Company Disclosure Schedule sets forth a list of all Subsidiaries of the Company, along with (i) the date, purpose, and jurisdiction of incorporation or formation for each Subsidiary, and (ii) any commercial, business, or other activities each Subsidiary has engaged in, is engaging in, or will engage in (including an indication of any Subsidiaries that are currently inactive or dormant).

          Section 2.5 CONSENTS AND APPROVALS. Except for (i) any approvals or filings required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the Company Stockholder Approval, (iii) the filing with the SEC of (A) the Proxy Statement and (B) such reports under the Securities Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the Delaware Law, (v) such filings as may be required under the rules and regulations of the NASDAQ, (vi) the consents, notices and approvals set forth in Section 2.5 of the Company Disclosure Schedule and (vii) such additional consents, notices and approvals, the failure of which to make or obtain would not have a Company Material Adverse Effect, no consents or approvals of any Governmental Entity or any third party are necessary in connection with (A) the execution and delivery by the Company of this Agreement and (B) the consummation by the Company of the Merger and the other transactions contemplated by this Agreement.

          Section 2.6   SEC DOCUMENTS; FINANCIAL STATEMENTS.

          (a) The Company has furnished or made available to Parent complete and correct copies of the Company SEC Documents filed with the SEC (including via EDGAR) by the Company since January 1, 2003, and, prior to the Effective Time, the Company shall have furnished or made available to Parent complete and correct copies of any Company SEC Documents filed with the SEC (including via EDGAR) by the Company after the date of this Agreement and prior to the Effective Time. As of their respective filing dates, the Company SEC Documents complied, or, in the case of SEC Documents filed after the date of the Agreement will comply, in all material respects with the requirements of the Securities Exchange Act and the Securities Act, and none of the Company SEC Documents contained, or, in the case of SEC Documents filed after the date of the Agreement will contain, any untrue statement of a material fact or omitted, or in the case of Company SEC Documents filed after the date of this Agreement will omit, to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except to the extent amended or superseded by a Company SEC Document filed prior to the date of this Agreement.

          (b) The financial statements of the Company, including the notes thereto, included in the Company SEC Documents and the financial statements of the Company furnished to Parent for the quarter ended March 31, 2005 (collectively, the "Company Financial


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

Statements") complied, or in case of Company Financial statements filed after the date of this Agreement, will comply, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated. The Company Financial Statements fairly present, or in the case of Company Financial Statements filed after the date of this Agreement, will fairly present, in all material respects the consolidated financial condition and operating results of the Company and its Subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments). Neither the Company nor any of its Subsidiaries has sponsored or established any special purpose vehicle or entity that would be required to be consolidated with the Company or a Company Subsidiary pursuant to Interpretation No. 46R of the Financial Accounting Standards Board that has not been so consolidated.

          (c) The Company is in compliance in all material respects with the provisions of SOX applicable to it, including Section 404 thereof, and the certifications provided and to be provided pursuant to Sections 302 and 906 thereof were accurate, or in the case of certifications provided after the date of this Agreement will be accurate, when made.

          Section 2.7   ABSENCE OF CERTAIN CHANGES OR EVENTS.

          (a) Since December 31, 2004, the Company and each of its Subsidiaries has, in all material respects, conducted its business in the ordinary course consistent with past practice and there has not occurred:

               (i) any change, event or condition that has or is reasonably likely to have a Company Material Adverse Effect;

               (ii) any acquisition, sale or transfer of any material asset of the Company or any of its Subsidiaries other than in the ordinary course of business consistent with past practice or entry into or exit from any material line of business of the Company of any of its Subsidiaries or any material change in its or their material lending or operating policies;

               (iii) any change in the Company's accounting methods or practices (including any change in depreciation or amortization policies or rates) materially affecting the Company's assets or any of its Subsidiaries' assets, except as set forth in any Company SEC Document filed prior to the date of this Agreement (but only to the extent set forth therein) or as have been required by a change in GAAP;

               (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company or any of its Subsidiaries of any of its shares of capital stock or other equity interests;

               (v) any material contract entered into by the Company or any of its Subsidiaries, other than in the ordinary course of business consistent with past practice or made
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available to Parent, or any material amendment or termination of, or default under, any material contract to which the Company or any of its Subsidiaries is a party or by which it is bound;

               (vi) any amendment or change to the Certificate of Incorporation or bylaws of the Company;

               (vii) any material change in the risk management or hedging policies, procedures or practices of the Company or any of its Subsidiaries, or any failure to comply with such policies, procedures and practices;

               (viii) any material election with respect to Taxes or material changes in Tax accounting methods; or

               (ix) any agreement by the Company or any of its Subsidiaries to do any of the things described in the preceding clauses (i) through (viii) (other than negotiations with Parent and its representatives regarding the transactions contemplated by this Agreement).

          (b) Except as set forth in Section 2.7(b) of the Company Disclosure Schedule, since December 31, 2004, neither the Company nor any of its Subsidiaries has, (i) increased the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any executive officer or director from the amount thereof in effect as of December 31, 2004,
(ii) granted any severance, termination, change-in-control or similar pay to, entered into any contract to make or grant any severance, termination, change-in-control or similar pay to, or paid any bonus other than customary bonuses for fiscal 2004 to any executive officer or director or (iii) granted any Rights with respect to the Company or any Company Subsidiary to any officer, director or employee, other than grants made in the ordinary course of business consistent with past practice pursuant to the Company Stock Plans prior to the date of this Agreement.

          Section 2.8   UNDISCLOSED LIABILITIES. Except as set forth in Section
2.8 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has any material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the consolidated balance sheet (and the related notes thereto) of the Company and its Subsidiaries included in the Company SEC Documents filed prior to the date of this Agreement, (ii) those incurred in connection with the execution of this Agreement and (iii) those incurred in the ordinary course of business consistent with past practice since December 31, 2004 that, individually or in the aggregate, do not constitute a Company Material Adverse Effect.

          Section 2.9 LEGAL PROCEEDINGS. Except as set forth in Section 2.9 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to any, and there are no pending or, to the Knowledge of the Company, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against the Company or any of its Subsidiaries which individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect, nor, to the Knowledge of the Company, is there any basis for any proceeding, claim, action or investigation against the Company or any of its Subsidiaries that would have, or would reasonably be expected to have, a Company Material

Adverse Effect. There is no injunction, order, judgment or decree imposed upon the Company, any of its Subsidiaries or the assets of the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, a Company Material Adverse Effect.

          Section 2.10  TAXES AND TAX RETURNS.

          (a) (i) The Company and each of its Subsidiaries have filed or caused to be filed all Tax Returns required to be filed with any Tax authority, (ii) all such Tax Returns are correct and complete in all material respects, (iii) the Company and its Subsidiaries have paid or caused to be paid all Taxes that are due and payable in respect of such Tax Returns, other than Taxes which are being contested in good faith and are adequately reserved against or provided for (in accordance with GAAP) in the Company Financial Statements and (iv) the Company and each of its Subsidiaries do not have any material liability for Taxes for any current or prior tax periods in excess of the amount reserved or provided for in the Company Financial Statements.

          (b) Section 2.10(b) of the Company Disclosure Schedule identifies all pending material audits or examinations with respect to any Tax Returns of the Company and its Subsidiaries. The consolidated federal income Tax Returns of the Company and its Subsidiaries have not been examined by the IRS, and the material state Tax Returns of the Company and its Subsidiaries have not been examined by any relevant state taxing authority.

          (c) There are no disputes pending with respect to, or claims or assessments asserted in writing for any material amount of Taxes upon the Company or any of its Subsidiaries.

          (d) The Company and each of its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, stockholder, creditor or any third party.

          (e) Neither the Company nor any of its Subsidiaries (i) is a party to a Tax allocation or Tax sharing agreement (other than an agreement solely among members of a group the common parent of which is the Company) or (ii) has any liability for the Taxes of any Person (other than any of the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).

          (f) Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries are in compliance with all applicable rules and regulations regarding the solicitation, collection and maintenance of any forms, certifications and other information required in connection with federal, state, local or foreign Tax withholding or reporting.

          (g) None of the Company and its Subsidiaries has been a party to any "reportable transaction" within the meaning of Treasury Regulations Section 1.6011-4(b)(1).

          (h) No waivers of statute of limitations have been given by or requested with respect to any Taxes of the Company or its Subsidiaries.

          (i) Each Subsidiary of the Company that is a U.S. domestic corporation for U.S. federal income tax purposes has at all times been a member of the consolidated group, for purposes of filing any U.S. federal income tax returns, of which the Company was the common parent (the "Consolidated Group").
Section 2.10(i) of the Company Disclosure Schedule sets forth a list, which is accurate in all material respects, of (i) the consolidated net operating loss carry-forwards of the Consolidated Group as of December 31, 2004 (and the net operating loss carry-forwards of the Company and its Subsidiaries for state income tax purposes) and (ii) the related taxable years of the Consolidated Group in which such consolidated net operating loss carry-forwards expire.

          Section 2.11  EMPLOYEE BENEFIT PLANS.

          (a) (i) Section 2.11(a) of the Company Disclosure Schedule sets forth a list of all "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all other employee benefit or compensation arrangements, employment agreements, change in control agreements, perquisite programs or payroll practices, including, without limitation, any such arrangements or payroll practices providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options (including those held by directors, employees, and consultants), stock purchase, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, that are maintained by the Company, any of its Subsidiaries or any entity within the same "controlled group" as the Company or any of its Subsidiaries, within the meaning of Section 4001(a)(14) of ERISA (a "Company ERISA Affiliate") or to which the Company, any of its Subsidiaries or a Company ERISA Affiliate is obligated to contribute thereunder for current or former directors, officers, employees or consultants of the Company, any of its Subsidiaries or a Company ERISA Affiliate (the "Company Employee Benefit Plans").

          (b) Complete and correct copies of the following documents, with respect to each of the Company Employee Benefit Plans, have been delivered to Parent by the Company: (i) all Company Employee Benefit Plans and related trust documents, and amendments thereto; (ii) the most recent Forms 5500 for the past two years and (iii) summary plan descriptions.

          (c) There are no pending material actions, claims or lawsuits which have been asserted, instituted or, to the Company's Knowledge, threatened, against the Company Employee Benefit Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Company Employee Benefit Plans with respect to the operation of such plans (other than routine benefit claims).

          (d) None of the Company Employee Benefit Plans is a "multiemployer plan," as defined in Section 3(37) of ERISA (the "Company Multiemployer Plan"). Neither the Company, any of its Subsidiaries nor any Company ERISA Affiliate has withdrawn in a complete or partial withdrawal from any Company Multiemployer Plan, nor has any of them incurred any liability due to the termination or reorganization of a Company Multiemployer Plan.

          (e) No liability under Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of
Section 4001(a)(15) of ERISA. Neither the Company, any of its Subsidiaries nor any Company ERISA Affiliate has incurred any outstanding liability under Section 4062 of ERISA to the Pension Benefit Guaranty Corporation or to a trustee appointed under Section 4042 of ERISA. Neither the Company, any of its Subsidiaries nor any Company ERISA Affiliate has engaged in any transaction described in Section 4069 of ERISA. No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the reporting requirement has not been waived or extended, other than pursuant to Pension Benefit Guaranty Corporation ("PBGC") Reg. Section 4043.33 or 4043.66, has been required to be filed for any pension plan or by any Company ERISA Affiliate within the 12-month period ending on the date hereof or will be required to be filed in connection with the transaction contemplated by this Agreement. Neither the Company nor any of its Subsidiaries maintains, or is required, either currently or in the future, to provide medical benefits to employees, former employees or retirees after their termination of employment, other than pursuant to applicable Laws and Regulations.

         (f) Each Company Employee Benefit Plan that is intended to qualify under Section 401 of the Code, and each trust maintained pursuant thereto, received a favorable determination letter from the IRS covering all tax law changes prior to the Economic Growth and Tax Relief Reconciliation Act of 2001, and, to the Company's Knowledge, nothing has occurred with respect to the operation of any such Company Employee Benefit Plan that would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code. Any voluntary employees' beneficiary association within the meaning of Section 501(c)(9) of the Code has (i) received an opinion letter from the IRS recognizing its exempt status under Section 501(c)(9) of the Code and (ii) filed a timely notice with the IRS pursuant to
Section 505(c) of the Code, and neither the Company nor any of its Subsidiaries is aware of circumstances likely to result in the loss of such exempt status under Section 501(c)(9) of the Code.

          (g) All contributions (including all employer contributions and employee salary reduction contributions) required to have been timely made under any of the Company Employee Benefit Plans to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof, other than a failure to make contributions that is not material. Neither any Company Employee Benefit Plan which is subject to ERISA that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (a "Pension Plan") nor any single-employer plan of a Company ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of
Section 412 of the Code or Section 302 of ERISA and no Company ERISA Affiliate has an outstanding funding waiver. Neither any Pension Plan nor any single-employer plan of a Company ERISA Affiliate has been required to file information pursuant to Section 4010 of ERISA for the current or most recently completed plan year. It is not reasonably anticipated that required minimum contributions to any Pension Plan under Section 412 of the Code will be materially increased by application of Section 412(l) of the Code. Neither the Company nor any of its Subsidiaries has provided, or is required to provide, security to any Pension Plan or to any single-employer plan of a Company ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

          (h) There has been no violation of ERISA or the Code with respect to the filing of applicable reports, documents and notices regarding the Company Employee Benefit Plans with the Secretary of Labor or the Secretary of the Treasury or the furnishing of required reports, documents or notices to the participants or beneficiaries of the Company Employee Benefit Plans.

          (i) None of the Company, its Subsidiaries, any Company Employee Benefit Plan which is subject to ERISA, any trust created under any such Company Employee Benefit Plan or any trustee or administrator of any such Company Employee Benefit Plan or trust, has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could reasonably be expected to subject the Company, any of its Subsidiaries or any officer of the Company or of any of its Subsidiaries to any tax or penalty on prohibited transactions imposed by such Section 4975 or to any material liability under Section 502(i) of ERISA. Neither the Company nor any of its Subsidiaries has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980 of the Code or any material liability under Section 4071 of ERISA.

          (j) All Company Employee Benefit Plans subject to ERISA or the Code have been maintained and administered in accordance with their terms and with all provisions of ERISA and the Code, respectively (including rules and regulations thereunder) and other applicable Laws and Regulations and all employees required to be included as participants by the terms of such plans have been properly included.

          (k) There has been no amendment to, announcement by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Company Employee Benefit Plan which would increase materially the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year. Neither the execution and delivery of this Agreement, approval of this Agreement by the Company's stockholders nor the consummation of the transactions contemplated hereby will
(i) entitle any employees of the Company or any of its Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date hereof, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or result in any other material obligation pursuant to, any of the Company Employee Benefit Plans, (iii) limit or restrict the right of the Company or any of its Subsidiaries or, after the consummation of the transactions contemplated hereby, Parent to merge, amend or terminate any of the Company Employee Benefit Plans or (iv) result in payments under any of the Benefit Plans which would not be deductible under Section 280G of the Code. Neither the Company nor any of its Subsidiaries is a party to any agreement, contract, arrangement or plan that has resulted, or would result, separately or in the aggregate, in the payment of any amount that will not be fully deductible under the Code as a result of Section 162(m) of the Code. Neither the Company nor any of its Subsidiaries has made or will make any payment that will not be fully deductible under the Code as a result of Section 162(m) of the Code.

          (l) Neither the Company nor any of its Subsidiaries maintains benefit or compensation plans outside of the United States.

          (m) The census information provided to Parent as set forth in Section 2.11(m) of the Company Disclosure Schedule accurately reflects the name, title, date of hire, base salary, bonus, commissions, location of work and benefits provided to each current employee of the Company and its Subsidiary as of July 31, 2005.

          Section 2.12  COMPLIANCE WITH APPLICABLE LAW AND REGULATORY MATTERS.

          (a) The Company and each of its Subsidiaries (i) have complied with all applicable Laws and Regulations, and are not in violation of, and have not received any notices of violation with respect to, any Laws and Regulations in connection with the conduct of their respective businesses or the ownership or operation of their respective businesses, assets and properties, including state usury, consumer lending and insurance Laws and Regulations, the Truth in Lending Act, the Consumer Credit Protection Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act, the Bank Secrecy Act, the USA PATRIOT Act, the International Money Laundering Abatement and Anti-Terrorist Financing Act, the Home Mortgage Disclosure Act, the Homeowners Protection Act, the Flood Disaster Protection Act, the Federal Trade Commission Act, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the International Security and Development Cooperation Act, the United Nations Participation Act, the Arms Export Control Act and other federal, state, local and foreign Laws or Regulations regulating mortgage banking, mortgage brokerage or agency, automobile loans, student loans, other personal loans, and lending or servicing loans generally, except for immaterial noncompliance or violations, (ii) is not party to any agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or subject to any order, decree or directive particular to the Company or its Subsidiaries by, any Governmental Entity, and (iii) since January 1, 2003, has, timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed under any applicable Law or Regulation with any applicable Governmental Entity. No material deficiencies have been asserted by any Governmental Entity with respect to any such report, registration or statement that have not been cured or satisfied.

          (b) Set forth on Section 2.12(b) of the Company Disclosure Schedule are all material licenses, permits, certificates, franchises and other authorizations (collectively the "Authorizations") held by the Company and each of its Subsidiaries, which constitute all Authorizations necessary for the ownership or use of its and their assets and properties and the conduct of its and their business as currently conducted. The Company and each of its Subsidiaries have complied with, and are not in violation of, any Authorization. All such Authorizations are in full force and effect and there are no proceedings pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened that seek the revocation, cancellation, suspension or adverse modification thereof, except for any revocation, cancellation, or suspension of any immaterial Authorization or any immaterial modification of an Authorization.

          (c) Section 2.12(c) of the Company Disclosure Schedule sets forth a description of each Governmental Order applicable to the Company or any of its Subsidiaries, and no such Governmental Order has had, or would reasonably be expected to have, a Company Material Adverse.

          (d) As of the date of this Agreement, to the Knowledge of the Company there is no reason why (i) all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis or (ii) any condition to the consummation of the Merger and the other transactions contemplated by this Agreement should not be satisfied on a timely basis.

          (e) Neither the Company nor any of its Subsidiaries has received any notice from a competent authority alleging that the Company or any Subsidiary has failed to comply in any material respect with any applicable privacy law or data or consumer protection Laws or Regulations.

          (f) To the Knowledge of the Company, there are no facts or circumstances that would require the Company or any of its Subsidiaries to give notice to any customers, consumers or other similarly situated individuals, pursuant to California Civil Code Sections 1798.29, et seq., or any similar Laws or Regulations of any other jurisdiction, of any actual or perceived data security breaches.

          Section 2.13  MATERIAL CONTRACTS.

          (a) Except for those agreements and other documents (x) filed as exhibits to its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 or set forth in Section 2.13(a) of the Company Disclosure Schedule, and
(y) the April 26, 2005 engagement letter signed by the Company and JP Morgan Securities Inc., neither the Company nor any of its Subsidiaries is a party to, bound by or subject to the following (the following, together with the contracts described in or filed as exhibits to the Company SEC Document and the contracts set forth in Section 2.13(a) of the Company Disclosure Schedule, collectively the "Material Contracts"):

               (i) any "material contract" within the meaning of Item 601(b)(10) of the SEC's Regulation S-K;

               (ii) any agreement, contract, arrangement, commitment or understanding that restricts in any material respect the conduct of business by the Company or any of its Subsidiaries, taken as a whole, or its or their ability to compete in any line of business;

               (iii) any agreement, contract, arrangement, commitment or understanding that has aggregate future sums due from the Company or any of its Subsidiaries during the period commencing on the date of this Agreement in excess of $250,000 per annum, unless terminable without material penalty without more than sixty (60) days' notice to the counterparty;

               (iv) any agreement, contract, arrangement, commitment or understanding that is a lease, sublease or similar agreement with any Person;

               (v) any agreement, contract, arrangement, commitment or understanding having the effect of providing that the consummation of the Merger or the execution, delivery or effectiveness of this Agreement will give rise under such contract to any increased or accelerated material rights of an employee of the Company or any of its Subsidiaries;

               (vi) any agreement, contract, arrangement, commitment or understanding that contains an "exclusivity" clause (that is, obligates the Company or any of its Subsidiaries to conduct business with another party on an exclusive basis or restricts the ability of the Company or any of its Subsidiaries to conduct business with any Person);

               (vii) any agreement, contract, arrangement, commitment or understanding with respect to the employment of, or payment to, any present or former directors, officers, employees, independent contractors, consultants or any other Person involving payment of more than $100,000 per annum;

               (viii) any agreement, contract, arrangement, commitment or understanding with a Governmental Entity;

               (ix) any agreement, contract, arrangement, commitment or understanding entered into other than in the ordinary course of business consistent with past practice for the acquisition of the securities of or any material portion of the assets of any other Person or entity;

               (x) any agreement, contract, commitment or instrument requiring payment by the Company or its Subsidiaries in excess of $250,000 that expires or may be renewed at the option of any Person other than the Company or any of its Subsidiaries so as to expire more than one year after the date of this Agreement;

               (xi) any trust indenture, mortgage, promissory note, loan agreement or other contract, agreement or instrument for the borrowing of money, any currency exchange, commodities or other hedging arrangement or any leasing transaction of the type required to be capitalized in accordance with GAAP, in each case, where the Company or any of its Subsidiaries is a lender, borrower or guarantor, other than those entered into in the ordinary course of business consistent with past practice where the Company or any of its Subsidiaries is a lender;

               (xii) any agreement of guarantee, support, indemnification, assumption or endorsement of, or any similar commitment with respect to, the obligations, liabilities (whether accrued, absolute, contingent or otherwise) or indebtedness of any other Person other than those entered into in the ordinary course of business consistent with past practice;

               (xiii) any joint venture, stockholders', partnership or similar agreement;

               (xiv) any broker, distributor, agency, sales promotion or advertising agreement involving payment by the Company or its Subsidiaries in excess of $250,000;

               (xv) any agreement, option or commitment or right with, or held by, any third party to acquire, use or have access to any material assets or properties, or any interest therein, of the Company or any of its Subsidiaries;

               (xvi) any outbound license, sublicense or development agreement or other agreement or any material inbound license, sublicense or development agreement or other agreement (other than licenses for commercially available, mass-marketed shrink-wrap software that has not been modified or customized for the Company and provides for royalty payments not in excess of $50,000) that affects or relates to material Intellectual Property owned, used, currently intended to be used, or held for use by the Company or its Subsidiaries, including, without limitation, any agreement pursuant to which any Person or entity is authorized to use or has an ownership or security interest in any Intellectual Property;

               (xvii) any material contract or agreement which would require any consent or approval of a counterparty as a result of the consummation of the transactions contemplated by this Agreement; or

               (xviii) any other agreement, contract, arrangement, commitment or understanding the loss of which would have a Company Material Adverse Effect.

          (b) (i) Each Material Contract is valid and binding on the Company or any of its Subsidiaries, as applicable, (ii) the Company and each of its Subsidiaries has performed all obligations required to be performed by it to date under, are entitled to all accrued benefits under, and are not alleged to be in default in respect of, each Material Contract, except as would not, individually or in the aggregate, have a Company Material Adverse Effect and
(iii) each of the Material Contracts is in full force and effect, without amendment, and there exists no default or event of default or event, occurrence, condition or act, with respect to the Company or any of its Subsidiaries or, to the Company's Knowledge, with respect to any other contracting party, which, with the giving of notice, the lapse of the time or the happening of any other event or condition, would become a default or event of default under any Material Contract, except, as would not, individually or in the aggregate, have a Company Material Adverse Effect.

          Section 2.14  NON-COMPETITION/NON-SOLICITATION. Except as set forth on
Section 2.14 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or bound by any non-competition or non-solicitation agreement or any other agreement or obligation (i) that limits, purports to limit, or would limit in any respect the manner in which, or the localities in which, any business of the Company or its Affiliates is or could be conducted or the types of business that the Company or its Affiliates conducts or may conduct, (ii) that could reasonably be understood to limit or purport to limit in any respect the manner in which, or the localities in which, any business of Parent or its Affiliates is or could be conducted or the types of business that Parent or its Affiliates conducts or may conduct or (iii) that limits, purports to limit or would limit in any way the ability of the Company and its Subsidiaries to solicit prospective employees or would so limit or purport to limit the ability of Parent or its Affiliates to do so; PROVIDED, HOWEVER, that this Section 2.14 shall not apply to any non-solicitation agreements or obligations restricting the solicitation of borrowers with respect to the refinancing of Loans that were sold by the Company or its Subsidiaries.

          Section 2.15  ASSETS.

          (a) The Company and its Subsidiaries own, lease or have the right to use all the material properties and assets necessary for or used or held for use in the conduct of their respective business or otherwise owned, leased or used by the Company or any of its Subsidiaries (all such properties and assets being referred to as the "Assets"). Each of the Company and its Subsidiaries has good title to, or in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all of the Assets, free and clear of all Liens, except for defects in title, easements, restrictive covenants and similar encumbrances, and Liens, that individually or in the aggregate, would not have a Company Material Adverse Effect. Section 2.15(a) of the Company Disclosure Schedule contains a complete and correct list of all real property and improvements leased or subleased by the Company and its Subsidiaries or otherwise made available for their use (the "Leases"). Copies of all Leases have been delivered or otherwise made available to Parent by the Company.

          Section 2.16 ENVIRONMENTAL LIABILITY. There are no legal, administrative, arbitral or other proceedings, claims or actions or any private environmental investigations or remediation activities or governmental investigations of any nature that would be reasonably likely to result in the imposition on the Company or any of its Subsidiaries, of any liability or obligation arising under common law or under any local, state or federal environmental statute, regulation or ordinance, including CERCLA, pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, which liability or obligation would have a Company Material Adverse Effect. To the Knowledge of the Company, there is no reasonable basis for any such proceeding, claim, action or investigation that would impose any liability or obligation that would have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any agreement, order, judgment or decree by or with any Governmental Entity or third party imposing any liability or obligation with respect to the foregoing that would, individually or in the aggregate, have a Company Material Adverse Effect. The Company and each of its Subsidiaries have complied at all times with all applicable Environmental Laws and to the Knowledge of the Company there are no circumstances involving the Company or any of its Subsidiaries or any currently or formerly owned properties, including security interests in any property, that would reasonably be expected to result in any material claims, liabilities or costs to the Company or any of its Subsidiaries relating to any material Environmental Law. The Company has made available to Parent copies of all environmental reports, studies, sampling data, correspondence, filings and other environmental information in its possession or reasonably available to it relating to the Company or any of its Subsidiaries.

          Section 2.17  STATE TAKEOVER LAWS.

           The Company has taken all action required to be taken by it in order to exempt this Agreement and the transactions contemplated hereby from, and this Agreement and the transactions contemplated hereby are exempt from, (A) the requirements of any applicable "moratorium," "control share," "fair price," or other anti-takeover laws and regulation of any state (collectively, "Takeover Laws"), including Section 203 of the Delaware Law, and (B) any other applicable provision of the articles or certificate of incorporation and bylaws of the Company or any of its Subsidiaries.

          Section 2.18 INSURANCE. The Company has in full force and effect the insurance coverage with respect to its business and the businesses of its Subsidiaries set forth in Section 2.18 of the Company Disclosure Schedule. There is no material claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies have been paid and the Company and its Subsidiaries are otherwise in compliance in all material respects with the terms of such policies. Since December 31, 2003 neither the Company nor any of its Subsidiaries has received any written notice regarding any threatened termination of, or material premium increase with respect to, any of such policies.

          Section 2.19  INTELLECTUAL PROPERTY.

          (a)  Section 2.19(a) of the Company Disclosure Schedule lists all
(i) Registered Intellectual Property and other material Intellectual Property owned, used, currently intended to be used, or held for use by the Company or any of its Subsidiaries, and (ii) pending or threatened actions, proceedings or investigations before any Governmental Entity (including the United States Patent and Trademark Office or equivalent authority anywhere in the world), and complaints, claims, notices or other communications received by the Company or its Subsidiaries, in each case related to any such Intellectual Property, including, but not limited to, each such patent, patent application, copyright registration or application thereof, mask work registration or application therefor, and trademark, service mark and domain name registration or application therefor.

          (b) Section 2.19(b) of the Company Disclosure Schedule lists (i) all unregistered marks (including trademarks, trade names and service marks), (ii) all unregistered copyrights, and (iii) each item of Software developed by or for the Company or its Subsidiaries, in each case necessary or material to the conduct of the business of the Company and its Subsidiaries.

          (c) The Company and its Subsidiaries (i) exclusively own all right, title and interest in and to each item of Intellectual Property purportedly owned by the Company or one of its Subsidiaries, free and clear of any Liens other than Permitted Liens, and (ii) have a valid and enforceable right to use all Intellectual Property used or held for use in connection with the operation of their respective businesses as currently conducted or as currently proposed (by the Company or one of its Subsidiaries) to be conducted. Each item of the Intellectual Property referred to in the preceding sentence shall be owned by the Company or its Subsidiaries or immediately available for use by the Company or its Subsidiaries on substantially identical terms and conditions immediately following the Effective Time, without any requirement for any consent from any third party or any affirmative act by Parent (e.g., notice to any third party).

          (d) Section 2.19(d) of the Company Disclosure Schedule lists each Company IP Agreement, including, but not limited to, each license or other agreement or authorization pursuant to which the Company or any of its Subsidiaries provided a license to any third party with respect to any Intellectual Property. Except for such Company IP Agreements specified in Section 2.19(d), no other Person has any rights to any Intellectual Property owned by the Company or its Subsidiaries, and to the Knowledge of the Company, no Person is engaging in any activity that infringes upon, misappropriates, dilutes, violates or otherwise interferes or conflicts with any of such Intellectual Property. No actions, claims, proceedings or investigations alleging any of the foregoing are pending or threatened against any Person by or on behalf of the Company or its Subsidiaries. Each Company IP Agreement (i) is, and will continue to be immediately following the Effective Time, valid, enforceable, binding on all parties thereto and in full force and effect in accordance with its terms, and (ii) represents the entire agreement between the respective parties thereto with respect to the subject matter thereof.

          (e) The Company and its Subsidiaries, and to the Company's Knowledge, any third party, (i) are not, and shall not be as a result of the execution and delivery of this Agreement or the performance of their obligations under this Agreement, in breach of or default under any Company IP Agreement, and there has been no event that would permit the termination, modification, acceleration or impairment of such Company IP Agreement, and (ii) have not received any complaints, claims, notices or other communications alleging any of the foregoing. The consummation of the transactions contemplated hereby will not constitute a breach of or default under, or result in the termination, modification, acceleration or impairment of any right of the Company or its Subsidiaries under, any Company IP Agreement. No Company IP Agreement contains any term or condition that would become applicable or inapplicable or whose scope would materially change as a result of the consummation of the transactions contemplated hereby. Consummation of the transactions contemplated by this Agreement will not trigger any modification, termination, or acceleration under, or create any license or similar Lien on Intellectual Property owned or used by the Parent or its Affiliates, except to the extent that such license or Lien may be created as a result of a contract entered into by the Parent and its Affiliates. Except as set forth in Section 2.19(e) of the Company Disclosure Schedule, no royalties or other continuing payment obligations are due from the Company or its Subsidiaries in respect of Intellectual Property of any third party (other than payments for licensed Intellectual Property that do not exceed $50,000 per annum for any individual or series of related license agreements), and all royalties and other payments due under the Company IP Agreements have been paid when due.

          (f) The Intellectual Property owned by, and the Intellectual Property licensed to, the Company and its Subsidiaries include all of material Intellectual Property used or held for use in connection with the operation of their respective businesses as currently conducted or as currently proposed (by the Company or one of its Subsidiaries) to be conducted, and there are no other items of Intellectual Property that are material thereto, or for the continued operation of such businesses immediately after Effective Time in substantially the same manner as conducted prior to Effective Time. The Intellectual Property owned, used or held for use by the Company and its Subsidiaries is subsisting, valid, and enforceable, has not been adjudged invalid or unenforceable in whole or in part, and is currently in compliance in all material respects with all formal legal requirements necessary to maintain the validity and enforceability thereof. Neither the Company, its Subsidiaries nor their respective businesses are subject to any outstanding agreement or Governmental Order restricting the use, modifying the scope, or impairing the validity or enforceability of any Intellectual Property owned, used or held for use by the Company or its Subsidiaries.

          (g) The Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice and in light of the nature of the particular item of Intellectual Property to protect the proprietary nature of each item of such Intellectual Property owned, used or held for use by the Company or its Subsidiaries, and to maintain in confidence all confidential Intellectual Property owned, used or held for use by the Company or any of its Subsidiaries ("Company Confidential Information"). No employee, independent contractor, or agent of the Company or any of its Subsidiaries (i) has misappropriated any confidential information of any other Person in the course of performance as an employee, independent contractor, or agent of the Company or such Subsidiary, or (ii) is in default or breach of any term of any employment agreement, nondisclosure agreement, assignment of invention agreement, or similar agreement relating to Intellectual Property and/or confidential information.

          (h) To the extent that any Intellectual Property owned by the Company or its Subsidiaries has been developed or created by any Person other than the Company or its Subsidiaries, the Company or its Subsidiaries, as applicable, have a written agreement with such Person with respect thereto transferring to the Company or its Subsidiaries all right, title and interest in and to such Intellectual Property by operation of law or by valid assignment. To the extent internally developed, the Company and its Subsidiaries have followed reasonable business practices in accordance with normal industry standards in developing such Intellectual Property, including requiring each employee or contractor to execute a written agreement in which such employee or contractor assigns to the Company or its Subsidiaries all right, title and interest in and to such Intellectual Property. Neither the Company nor its Subsidiaries has placed in escrow or otherwise disclosed the source code or documentation for any Software developed by or for the Company or any of its Subsidiaries.

          (i) To the Knowledge of the Company, (i) there has been no misappropriation of any Company Confidential Information by any third party, and
(ii) no material Company Confidential Information has been used by or disclosed to any Person except pursuant to valid and appropriate non-disclosure and/or license agreements, which have not been breached. The operation of the businesses of the Company and its Subsidiaries as currently conducted, and the use of the Intellectual Property owned, used or held for use by the Company and its Subsidiaries and Technology Systems in connection therewith, do not infringe upon, misappropriate, dilute, violate or otherwise interfere or conflict with the Intellectual Property or other rights of any Person, and no actions, claims, proceedings or investigations are pending or threatened against the Company or its Subsidiaries, and the Company and its Subsidiaries have not received any complaints, claims, notices or other communications, in each case (x) alleging any of the foregoing, (y) challenging the ownership, validity, registerability or enforceability of any such Intellectual Property, or (z) based upon, or seeking to deny or restrict, the use, licensing or transfer by the Company or its Subsidiaries of any such Intellectual Property or Technology Systems.

          (j) Section 2.19(j) of the Company Disclosure Schedule sets forth a list of all Internet domain names and their expiration dates owned, used, currently intended to be use or held for use by the Company or its Subsidiaries (collectively, the "Domain Names"). The Company or its Subsidiaries have, and after the Effective Time will have, a current, valid and enforceable registration of each Domain Name and the right to continue to conduct their respective businesses as currently conducted under the Domain Names.

          Section 2.20  INFORMATION TECHNOLOGY.

          (a) The electronic data processing, information, record keeping, communications, telecommunications, hardware, Software, networks, peripherals, portfolio trading and computer systems, all other information technology equipment, including any outsourced systems, services, or processes, all related documentation and Intellectual Property, in each case which are owned, used or held for use by the Company or its Subsidiaries (collectively, "Technology Systems") are adequate for the operation of their respective businesses as currently conducted or as currently proposed (by the Company or one of its Subsidiaries) to be conducted. There has not been any material malfunction, default, or failure with respect to any of the Technology Systems that has not been remedied or replaced. None of the Technology Systems will fail to receive input of, recognize, store, retrieve, process or generate output of dates and date related data without any error, ambiguity, interruption or malfunction that would materially and adversely affect the operations of the Company or any of its Subsidiaries.

          (b) Since January 1, 2004, the Technology Systems have not suffered any unplanned material disruption, malfunction, default or failure. Except pursuant to the terms of relevant third party agreements, the Technology Systems are free from any material Liens. Access to business critical parts of the Technology Systems is not shared with any third party.

          (c) Neither the Company nor any of its Subsidiaries has received notice, or is otherwise aware, of any circumstances, including the execution of this Agreement, which would enable any third party to terminate any of the Company's and/or its Subsidiaries' material agreements or arrangements relating to the Technology Systems.

          (d) Neither the Company nor any of its Subsidiaries has received notice of any, and there is no pending or threatened, claim or action alleging that the Technology Systems, or Company's or its Subsidiaries' use of the Technology Systems, violate any non-disclosure and/or non-use agreement.

          (e) The Company and its Subsidiaries own or have a valid right to access and use all Technology Systems and Third-Party Data. The Technology Systems operate and perform materially in accordance with their documentation and specifications, and otherwise as required in connection with the businesses of the Company and its Subsidiaries. The consummation of the transactions contemplated hereby will not modify, impair or interrupt, as applicable, (i) the Company's, each Subsidiary's, and their customers' and suppliers' access to and use of, or their right to access and use, the Technology Systems and Third-Party Data. The operation of the Technology Systems, and the use, collection, storage and dissemination of data (including Third-Party Data), by or on behalf of the Company and its Subsidiaries in connection with their respective businesses does not violate any applicable Laws or Regulations.

          (f) The Technology Systems do not contain any disabling devices, viruses, Trojan programs, worms, time bombs, bugs, faults or other devices or effects that would (i) enable or assist any Person to access without authorization the Technology Systems or any Third-Party Data, or (ii) otherwise adversely affect the operation or functionality of the

Technology Systems or any other Software or systems. The Company and its Subsidiaries have taken all reasonable steps in accordance with normal industry practice to (x) secure the Technology Systems and Third-Party Data from unauthorized access or use by any Person, and (y) ensure the uninterrupted and error-free operation of the Technology Systems, including the implementation of reasonable backup, business continuity and disaster recovery technology and arrangements (the details of which are set forth in Section 2.20(f) of the Company Disclosure Schedule). No Technology Systems have been the target of any defacement, denial-of-service, or other attack by hackers, and, to the Company's Knowledge, no Person has gained unauthorized access to any Technology Systems. None of the Technology Systems contains any shareware, open source code, or other Software whose use requires disclosure or licensing of any Intellectual Property.

          Section 2.21 RELATED-PARTY TRANSACTIONS; INTERESTS OF OFFICERS AND DIRECTORS.

          (a) There is no indebtedness between the Company or any of its Subsidiaries, on the one hand, and any of its directors or officers, or any relative, beneficiary or spouse living with such person or any Affiliate of any of the foregoing (collectively, a "Company Related Person") or Affiliate of the Company, on the other, other than usual and customary advances made in the ordinary and usual course of business for business purposes and consistent with past practices and not in excess of $75,000. No such Company Related Person or Affiliate provides or causes to be provided any assets, services (other than services as an officer or director) or facilities to the Company. The Company does not provide or cause to be provided any assets, services or facilities to any such Company Related Person or Affiliate (other than with respect to their employment as directors, officers or employees of the Company). The Company does not beneficially own, directly or indirectly, any investment in or issued by any such Company Related Person or Affiliate. There are no contracts or agreements with any such Company Related Person or Affiliate to which the Company is a party or by which it is bound.

          (b) No Company Related Person has any material interest in any property, real or personal, tangible or intangible or used in the business of the Company and its Subsidiaries, or in any supplier, distributor or customer of the Company and its Subsidiaries, except as disclosed in the Company SEC Documents and except for the normal rights of a stockholder and rights under the Company Options.

          Section 2.22 OPINION. Prior to the execution of this Agreement, the Company has received an opinion from JPMorgan to the effect that as of the date of this Agreement and based upon and subject to the matters set forth therein, the Merger Consideration is fair to the stockholders of the Company from a financial point of view. Such opinion has not been amended or rescinded as of the date of this Agreement.

          Section 2.23 BROKER'S FEES. Except for JPMorgan, neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Merger or related transactions contemplated by this Agreement.

          Section 2.24 COMPANY INFORMATION. None of the information to be supplied by the Company for inclusion or incorporation by reference in any document filed with any other regulatory agency in connection herewith (including the Proxy Statement) will, at the time such document is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Securities Exchange Act and the rules and regulations thereunder.

          Section 2.25 BOOKS AND RECORDS. The books and records of the Company and its Subsidiaries have been properly and accurately maintained, and there are no material inaccuracies or discrepancies contained or reflected therein.

          Section 2.26 ACCOUNTING CONTROLS. The Company and its Subsidiaries have devised and maintained systems of internal accounting controls sufficient to provide reasonable assurances, in the judgment of the Board of Directors of the Company, that: (i) all transactions are executed in accordance with management's general or specific authorization; (ii) all transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles consistently applied with respect to any criteria applicable to such statements and to maintain accountability for assets; (iii) access to the assets of the Company and its Subsidiaries is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          Section 2.27 RISK MANAGEMENT. All swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for the Company's own account, or for the account of one or more of the Company's Subsidiaries or their customers (each a "Risk Management Contract"), were entered into (i) in accordance with prudent business practices and all applicable laws, rules, regulations and regulatory policies and (ii) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of its Subsidiaries, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles), and are in full force and effect. The Company has furnished or made available to Parent a list of all Risk Management Contracts that have been entered into as of July 31, 2005. Neither the Company nor its Subsidiaries, nor to the Company's Knowledge any other party thereto, is in breach of any of its obligations under any Risk Management Contract.

          Section 2.28  EMPLOYEE MATTERS.

          (a) The Company and each of its Subsidiaries are in compliance in all material respects with all applicable Laws and Regulations respecting the employment of employees and the engagement of leased employees, consultants and independent contractors, including, without limitation, all Laws and Regulations regarding discrimination and/or harassment, affirmative action, terms and conditions of employment, wage and hour requirements (including, without limitation, the proper classification, compensation and related withholding with respect to employees, leased employees, consultants and independent contractors), leaves of absence, reasonable accommodation of disabilities, occupational safety and health, workers' compensation and employment practices. Neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract; nor does the Company know of any activities or proceedings of any labor union to organize any such employees.

          (b) As of the date of this Agreement, no executive officers or Key Employees of the Company or any of its Subsidiaries have given notice to the Company or any of its Subsidiaries, nor are the Company or any of its Subsidiaries otherwise aware, that any such employee intends to terminate his or her employment with the Company or any of its Subsidiaries.

          (c) As of the date of this Agreement, to the knowledge of the Company, no executive officer or Key Employee of the Company or any of its Subsidiaries is in violation in any respect of any term of any employment or services contract, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer which would reasonably be expected to impede the right of any such executive officer or Key Employee to be employed or engaged by the Company or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others.

          (d) None of the Company, any Subsidiary of the Company, Parent or any Subsidiary of Parent shall have any liability under the Workers Adjustment and Retraining Notification Act, as amended, or the employee protection laws of any state, locality or foreign jurisdiction, with respect to any events occurring or conditions existing on or prior to the Effective Time.

          Section 2.29 MORTGAGE BANKING AND HOME EQUITY LOAN BUSINESSES; AUTO LOAN BUSINESS; LENDING BUSINESS GENERALLY. Except to the extent that any breach, failure or inaccuracy, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect:

          (a) LICENSES AND QUALIFICATIONS. (i) The Company and each of its Subsidiaries is in good standing under all applicable Laws and Regulations as a mortgage broker and/or lender, (ii) there is no pending or, to the Knowledge of the Company, threatened, cancellation or reduction of any mortgage sale agreement, home equity loan sale agreement, or auto loan sale agreement ("Loan Sale Agreement"), to which the Company or any of its Subsidiaries is a party and the obligations of the Company and each of its Subsidiaries, as the case may be, under each such Loan Sale Agreement are being performed by the Company and each of its Subsidiaries, as the case may be, in accordance with its terms, and (iii) except as set forth in Section 2.29(a)(iii) of the Company Disclosure Schedule, there is no breach by the Company or any of its

Subsidiaries under any Loan Sale Agreement and no third party has exercised or is threatening to exercise its contractual right to require the Company or any of its Subsidiaries to repurchase any loan that was originated, closed and funded by the Company or its Subsidiaries that is held for either the Company's or its Subsidiary's account, whether or not for future sale or delivery (a "Loan") from such third party due to a breach of a representation, warranty or covenant by the Company or its Subsidiary under a Loan Sale Agreement.

          (b)  LOAN QUALITY; PIPELINE.

               (i) As of the date of this Agreement, no Loan has been held for sale for more than 90 days past the date of funding other than as set forth in
Section 2.29(b) of the Company Disclosure Schedule, and subsequent to the date of this Agreement there will have been no increase in the aggregate outstanding principal balance of such Loans held for sale for more than 90 days past the date of funding that would constitute a Company Material Adverse Effect.

               (ii) As of the date of this Agreement, no Loan held for investment is (x) more than 90 days past due with respect to any scheduled payment of principal or interest, (y) in foreclosure or litigation or (z) subject to bankruptcy proceedings commenced by or in respect of the borrower, other than as set forth in Section 2.29(b) of the Company Disclosure Schedule, and subsequent to the date of this Agreement there will have been no increase in the aggregate outstanding principal balance of such Loans more than 90 days past due, in foreclosure or litigation, or subject to bankruptcy that would constitute a Company Material Adverse Effect.

          (c) COMPLIANCE. Each Loan was underwritten and originated, and the loan documents and loan files maintained by the Company or any Company Subsidiary with respect thereto are being maintained by the Company or Company Subsidiary, as the case may be, in compliance with all applicable Laws and Regulations and, if applicable, the requirements of the Person acquiring such Loan and Insurer insuring such Loan (if any) in effect and applicable at the time such insurance was obtained, except, in each case, for immaterial violations. Neither the Company nor any of its Subsidiaries has done or omitted to do, or caused to be done or omitted to be done, any act, the effect of which would operate to invalidate, impair or be a breach of (1) any approvals or licenses of any Governmental Entity , (2) any FHA insurance or commitment of the FHA to insure, (3) any VA guarantee or commitment of the VA to guarantee, (4) any private mortgage insurance or commitment of any private mortgage insurer to insure, (5) any title insurance policy, (6) any hazard insurance policy, (7) any flood insurance policy, (8) any fidelity bond, direct surety bond, or errors and omissions insurance policy required by HUD, GNMA, FNMA, FHA, FHLMC, VA or private mortgage insurer, (9) any surety or guaranty agreement or (10) any agreement pursuant to which the Company or any of its Subsidiaries sold Loans to an Investor. None of the Loans is a "high cost," "covered," "threshold" or "predatory" loan or could be classified under any similar designation under any applicable Laws and Regulations enacted to combat predatory lending practices. Since January 1, 2002, none of the Company or any Company Subsidiary has (x) engaged in any of the practices listed in OCC Advisory Letter AL 2000-7 as "indications that an institution may be engaging in abusive lending practices" or as practices that "may suggest the potential for fair lending violations",
(y) engaged in any "predatory" or "abusive" lending practices as described in the Expanded Guidance for Subprime Lending Programs, issued by the Office of the Comptroller of the

Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Office of Thrift Supervision on January 31, 2001, or (z) originated, owned or serviced or currently owns or services any Loan subject to the requirements of 12 C.F.R. ss. 226.32.

          (d) SERVICING. The Loans are serviced by the Company in accordance with applicable Laws and Regulations and with the requirements of any applicable Investor and Loan Sale Agreement, except for immaterial failures to comply with such requirements. No Loan is or has been serviced using predatory servicing practices.

          (e) APPLICATION OF FUNDS. All monies received with respect to each Loan and related escrow accounts have been properly accounted for and applied.

          (f) PAYOFF STATEMENTS. All payoff and assumption statements with respect to each Loan were, at the time provided, true and correct, except for immaterial discrepancies.

          (g) ESCROW ACCOUNTS. Unless otherwise prohibited by Laws or Regulations or pursuant to an executed escrow waiver, the Company and its Subsidiaries have collected all escrows related to each mortgage loan (including each home equity loan) that was originated, closed and funded by the Company or its Subsidiaries that is held for either the Company's or its Subsidiary's account, whether or not for future sale or delivery (a "Mortgage Loan"), and all escrow accounts have been maintained by the Company and its Subsidiaries, as the case may be, in accordance with all applicable Laws and Regulations and the requirements of Investors and Insurers. The Company and each of the Company Subsidiaries have credited to the account of mortgagors all interest required to be paid on any escrow account in accordance with applicable Laws and Regulations and the terms of such agreements and loan documents.

          (h) SINGLE FAMILY LOANS. All of the Mortgage Loans were secured by one-to-four-family residential real property or, to the extent that a Mortgage Loan was secured by property other than a one-to-four-family residential property, such Mortgage Loan has not been sold to any Person where the Company or any of its Subsidiaries could have any recourse obligation.

          (i) POOLS. Other than Loans pending delivery to Investors, none of the Loans is or has been included by the Company or any of its Subsidiaries in any pool or securitization.

          (j) MORTGAGE INSURANCE. Each Mortgage Loan that is required to be covered by FHA insurance is insured under the National Housing Act or qualifies for insurance thereunder and timely and proper application has been made for such insurance. Each Mortgage Loan that is required to be guaranteed by the VA is guaranteed under the provisions of Chapter 37 of Title 38 of the United States Code or qualifies for such guarantee and timely and proper application has been made for such guarantee. As to each FHA insurance certificate, each VA guarantee certificate, and each Mortgage Loan that is required to be insured by private mortgage insurance, the Company and each of its Subsidiaries, as the case may be, has complied with applicable provisions of the insurance or guarantee contract and applicable Laws and Regulations.

          (k) INSURANCE. Each Mortgage Loan has been covered by a policy of hazard insurance and flood insurance, to the extent required by the Loan Sale Agreement relating thereto or any Laws and Regulations or Investor or Insurer requirements applicable to such Mortgage Loan, all in a form usual and customary in the mortgage banking industry. Any and all claims under such insurance policies have been submitted and processed in accordance with the applicable Investor's requirements.

          (l) TITLE INSURANCE. To the extent required by the applicable Investor, each Mortgage Loan was covered by an American Land Title Association lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to the relevant Investor, and each such title insurance policy was issued by a title insurer acceptable to the applicable Investor and qualified to do business in the jurisdiction where the collateral securing such loan was located, and insured the originator and its successors and assigns as to the first priority lien of the mortgage in the original principal amount of the Mortgage Loan. The applicable Investor, as assignee of the originator's rights, is an insured of such lender's title insurance policy, and such lender's policy is in full force and effect. Neither the Company nor any of its Subsidiaries has performed any act or omission that would impair the coverage of such lender's policy.

          (m) AUDITS AND INQUIRIES. Except for customary ongoing quality control reviews, no audit or investigation by a Governmental Entity, an Investor or an Insurer is pending or, to the Knowledge of the Company, threatened that is reasonably likely to result in:

               (1) a claim of a failure to comply with applicable regulations,

               (2) rescission of any insurance or guaranty contract or agreement of the Company or any of its Subsidiaries,

               (3) payment, by the Company or any of its Subsidiaries, of a penalty (other than any immaterial payment) to any Governmental Entity, an Investor or an Insurer; or

               (4) revocation of any Authorization set forth in Section 2.12(b) of the Company Disclosure Schedule, including any Authorization to do business, of the Company or any of its Subsidiaries.


                                    ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES
                                    OF PARENT

           Except as disclosed in the Parent Disclosure Schedule (with specific reference to the section of this Agreement to which the information stated in such disclosure relates; provided that (i) disclosure in any section of such Parent Disclosure Schedule shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is readily apparent from the face of such disclosure that such disclosure is applicable to such other Section and (ii) the mere inclusion of an item in such Parent Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would have a

Parent Material Adverse Effect) or as would not constitute a Parent Material Adverse Effect, Parent represents and warrants to the Company as follows and as set forth in the Parent Disclosure Schedule:

          Section 3.1 CORPORATE ORGANIZATION, STANDING AND POWER. Each of Parent and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Parent and its Subsidiaries has the corporate and other power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would constitute a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries is in violation of any of the provisions of its certificate or articles of incorporation or bylaws or other charter or organizational documents, each as amended.

          Section 3.2   AUTHORITY; NO VIOLATION.

          (a) Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Each of Parent and Merger Sub has taken all corporate action necessary in order (A) to authorize the execution and delivery of, and performance of its obligations under this Agreement and (B) subject only to receipt of the consents and approvals identified in Section 3.3, to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Parent and Merger Sub. Assuming due authorization, execution and delivery by the Company, this Agreement constitutes the valid and binding obligations of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as such enforcement may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) Neither the execution and delivery of this Agreement by Parent nor Merger Sub, nor the consummation by Parent or Merger Sub of the Merger and the other transactions contemplated hereby, nor compliance by Parent or Merger Sub with any of the terms or provisions of this Agreement, will (i) violate any provision of the Certificates of Incorporation or Bylaws or other charter or organizational documents of Parent or Merger Sub or (ii) assuming that the consents and approvals referred to in Section 3.3 are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent or any of its Subsidiaries or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, or result in the creation of any Lien upon any of the respective properties or assets of Parent or any of its Subsidiaries, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract, or other instrument or obligation to which Parent or any of its Subsidiaries is a party, or by which they or any of their respective properties, assets or business activities may be bound or affected, except (in the case of clause (ii) (y) above) for such violations, conflicts, breaches, defaults or the loss of benefits which, either individually or in the aggregate, would not constitute a Parent Material Adverse Effect.

          Section 3.3 CONSENTS AND APPROVALS. Except for (i) any approvals or filings required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing with the SEC of (A) the Proxy Statement and (B) such reports under the Securities Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the Delaware Law, (iv) such filings as may be required under the rules and regulations of the NASDAQ, (v) the consents, notices and approvals set forth in Section 3.3 of the Parent Disclosure Schedule and (vi) such additional consents, notices and approvals, the failure of which to make or obtain would not have a Parent Material Adverse Effect, no consents or approvals of any Governmental Entity or any third party are necessary in connection with (A) the execution and delivery by Parent and Merger Sub of this Agreement and (B) the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement.

          Section 3.4 LEGAL PROCEEDINGS. Neither Parent nor any of its Subsidiaries is a party to any, and there are no pending or, to the Knowledge of Parent, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against Parent or any of its Subsidiaries which individually or in the aggregate, has had, or would reasonably be expected to have, a Parent Material Adverse Effect, nor, to the Knowledge of Parent, is there any basis for any proceeding, claim, action or investigation against Parent or any of its Subsidiaries that would have, or would reasonably be expected to have, a Parent Material Adverse Effect. There is no injunction, order, judgment or decree imposed upon Parent, any of its Subsidiaries or the assets of Parent or any of its Subsidiaries which has had, or would reasonably be expected to have, a Parent Material Adverse Effect.

          Section 3.5   COMPLIANCE WITH APPLICABLE LAW AND REGULATORY MATTERS.

          (a) Parent and each of its Subsidiaries have complied with all applicable Laws and Regulations, and are not in violation of, and have not received any notices of violation with respect to, any Laws and Regulations in connection with the conduct of their respective businesses or the ownership or operation of their respective businesses, assets and properties, except for such noncompliance and violations as do not constitute a Parent Material Adverse Effect.

          (b) There are no Governmental Orders applicable to Parent or any of its Subsidiaries which constitute a Parent Material Adverse Effect.

          (c) As of the date of this Agreement, to the Knowledge of Parent there is no reason why (i) all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis or (ii) any condition to the consummation of the Merger and the other transactions contemplated by this Agreement should not be satisfied on a timely basis.

          Section 3.6 BROKER'S FEES. Neither Parent nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Merger or related transactions contemplated by this Agreement.

          Section 3.7 PARENT INFORMATION. None of the information to be supplied by Parent for inclusion or incorporation by reference in any document filed with any regulatory agency in connection herewith (including the Proxy Statement) will, at the time such document is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Section 3.8 FINANCING. Parent has, or will have prior to the Effective Time, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to make payment of the aggregate Merger Consideration and related fees and expenses.

                                     ARTICLE IV.
                      CONDUCT PRIOR TO THE EFFECTIVE TIME

          Section 4.1 CONDUCT OF BUSINESS PRIOR TO THE EFFECTIVE TIME. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, the Company shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the usual, regular and ordinary course consistent with past practice, (b) use commercially reasonable best efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers and employees and preserve its relationships with Persons having significant business dealings with it and (c) take no action which would adversely affect or delay in any material respect the ability of either Parent or the Company or any Subsidiary of Parent or the Company to obtain any necessary approvals of any regulatory agency or other Governmental Entity required for the transactions contemplated hereby.

          Section 4.2 CONDUCT OF BUSINESS OF THE COMPANY. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except as set forth in
Section 4.2 of the Company Disclosure Schedule or except as expressly contemplated by this Agreement, the Company shall not do, cause or permit any of the following, or allow, cause or permit any of its Subsidiaries to do, cause or permit any of the following, without the prior written consent of
Parent:

          (a) Cause or permit any amendment, modification, alteration or rescission of its certificate or articles of incorporation, bylaws or other charter or organizational documents;

          (b) Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock (other than dividends or distributions by any wholly-owned Subsidiary of the Company to the Company or another wholly owned Subsidiary thereof) or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to it or any of its Subsidiaries and the acceptance of shares of Company Common Stock in payment of the exercise price or withholding taxes incurred by any option holder in connection with the exercise of stock options granted under a Company Stock Plan;

          (c) Grant any Rights with respect to the Company or any of its Subsidiaries, or accelerate, amend or change the period of exercisability or vesting of options or other rights granted under its stock plans or otherwise or authorize cash payments in exchange for any options or other rights granted under any of such plans, in each case except as otherwise required by such plans or any existing agreements set forth in Section 4.2(c) of the Company Disclosure Schedule;

          (d) Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or Rights with respect to the Company or any of its Subsidiaries, other than (i) the issuance of shares of Company Common Stock pursuant to the exercise of Company Options outstanding under the Company Stock Plans as of the date of this Agreement as set forth in Section 2.2(a) of the Company Disclosure Schedule, (ii) the issuance of shares of Company Common Stock pursuant to the exercise of the Warrants outstanding as of the date of this Agreement and (iii) pursuant to agreements existing as of the date of this Agreement as set forth on
Section 4.2(d) of the Company Disclosure Schedule;

          (e) (i) Enter into any material lease for real property or material operating lease or (ii) sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to the business of the Company and its Subsidiaries (taken as a whole), except in each case in the ordinary course of business consistent with past practice and except for the sale of real estate owned in accordance with current policies of the Company or contracts set forth on Section 4.2(e) of the Company Disclosure Schedule with respect thereto;

          (f) Other than in the ordinary course of business consistent with past practice, (i) incur any indebtedness for borrowed money, (ii) assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person or (iii) cancel, release, assign or modify any material amount of indebtedness of any other Person;

          (g) Make any capital expenditures, capital additions or capital improvements except (i) in the ordinary course of business consistent with past practice that do not exceed

$250,000 individually or $1,000,000 in the aggregate over any twelve (12)-month period and (ii) pursuant to contracts or commitments set forth on Section 4.2(g) of the Company Disclosure Schedule;

          (h) Other than in the ordinary course of business consistent with past practice, enter into any Material Contract;

          (i) (i) Adopt or amend in any manner that will materially increase the cost of the Company maintaining any Company Employee Benefit Plan (except as required by Laws and Regulations), (ii) enter into any employment agreement with any director or officer, (iii) pay any special bonus or special remuneration to any employee or director other than pursuant to existing agreements, other than in an amount not in excess of $10,000 individually or $100,000 in the aggregate,
(iv) increase the salaries, wage rates, bonus, pension, welfare, severance, or other benefits or, pay any bonus (other than as permitted pursuant to clause
(iii) of this Section 4.2(i)) to or make any equity awards to any of the directors, officers or employees of the Company or its Subsidiaries (other than increases in annual base salary on the anniversary of the employee's last increase, or in connection with a promotion, in each case in the ordinary course of business consistent with past practice), (v) except pursuant to Section 1.4 of this Agreement, take any action to accelerate the vesting or payment of any compensation or benefits under any Company Employee Benefit Plan, to the extent not already provided in any such plan, or (vi) forgive any loans to directors, officers or employees of the Company or any of its Subsidiaries;

          (j) Grant or provide any severance, termination, change-in-control or similar pay to, or enter into any severance, termination, change-in-control or similar agreement with, any director, officer or employee, in each case, except payments made pursuant to written plans or agreements outstanding, or Company policies in effect on, the date of this Agreement and set forth on
Section 4.2(j) of the Company Disclosure Schedule;

          (k) Make any written communications to the officers or employees of the Company or any of its Subsidiaries pertaining to compensation or benefit matters that are effected by the transactions contemplated by this Agreement without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed);

          (l) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the Company and its Subsidiaries (taken as a whole), or acquire or agree to acquire any equity securities of, or other equity interest in, any corporation, partnership, limited liability company, association or business organization which securities or equity interests acquired or agreed to be acquired would constitute greater than five percent (5%) of the outstanding securities or equity of such entity;

          (m) Make any change to its financial accounting methods or practices, except as may be required by GAAP, Regulation S-X or other rule or regulation promulgated by the SEC;

          (n) Other than in the ordinary course of business consistent with past practice or as required by applicable Laws and Regulations, make or change any material election in respect of Taxes, adopt or change in any material respect any accounting method in respect of Taxes, enter into any material closing agreement, settle any material claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of Taxes;

          (o) Except as required by applicable Laws and Regulations, or written rule, instruction or directive by a Governmental Entity which is furnished to Parent promptly following receipt thereof: (i) implement or adopt any material change in its risk management or hedging policies, procedures or practices or (ii) fail to follow in any material respect its existing policies or practices with respect to managing its exposure to risk;

          (p) Other than in the ordinary course of business consistent with past practice, (i) sell, assign, or grant any security interest in any Intellectual Property owned by the Company or its Subsidiaries or Company IP Agreement, (ii) grant to any third party any license in, to or under any Intellectual Property owned by the Company or its Subsidiaries, (iii) develop, create, or invent any Intellectual Property jointly with any third party, (iv) disclose or allow to be disclosed to any Person any Intellectual Property not heretofore a matter of public knowledge, except pursuant to judicial or administrative process, (v) permit any item of Intellectual Property owned by the Company or one of its Subsidiaries (or any right, title or interest of the Company or any of its Subsidiaries in, to or under any other Intellectual Property) that is used or held for use in the business of the Company or any of its Subsidiaries as currently conducted or as currently proposed (by the Company or one of its Subsidiaries) to be conducted to lapse or to be abandoned, dedicated, or disclaimed, or (vi) fail to use commercially reasonable best efforts to perform all applicable filings, recordings, and other acts, and to pay all required fees and taxes, to maintain and protect its interest in each and every item of Intellectual Property owned, used, currently intended to be used, or held for use by the Company or any of its Subsidiaries;

          (q) Settle any claim, action or proceeding, except for any claim, action or proceeding involving solely money damages in an amount, individually and in the aggregate for all such settlements, not more than $250,000 and that would not reasonably be expected to establish an adverse precedent or basis for subsequent settlements or require material changes in business practices;

          (r) Make any loan or advance other than in the ordinary course of business consistent in all material respects with lending policies and practices as in effect on the date hereof;

          (s) Grant annual restricted stock bonuses or, except in the ordinary course of business consistent with past practice, annual cash bonuses, other than as may be required pursuant to agreements existing as of the date of this Agreement;

          (t) Enter into or amend any agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology;

          (u) Materially reduce the amount of any insurance coverage provided by existing insurance policies;

          (v) Revalue any of its assets other than in the ordinary course of business consistent with past practice or as required by applicable Laws or Regulations;

          (w) Change Domain Names or fail to renew existing Domain Name registrations on a timely basis; or

          (x) Take or agree in writing to take, any of the actions described in Sections 4.2(a) through (w) above.

          Section 4.3   NO SOLICITATION.

          (a) The Company shall not, nor shall it permit or authorize any of its Subsidiaries or any officer, director, employee, accountant, counsel, financial advisor, agent or other representative of the Company or any of its Subsidiaries (collectively, the "Company Representatives") to, (i) solicit or initiate, or encourage, directly or indirectly, any inquiries regarding or the submission of, any Takeover Proposal (as defined below), (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or take any other action to knowingly facilitate the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal or (iii) enter into any agreement with respect to any Takeover Proposal or approve or resolve to approve any Takeover Proposal; PROVIDED, HOWEVER, that nothing contained in this Section 4.3 or any other provision of this Agreement shall prohibit the Company or its Board of Directors from (A) taking and disclosing to the Company's stockholders a position with respect to a tender or exchange offer by a Third Party pursuant to Rules 14d-9 and 14e-2 or Item 1012(a) of Regulation MA promulgated under the Securities Exchange Act or (B) making such disclosure to the Company's stockholders as, in the good faith judgment of the Company's Board of Directors, after receiving advice from outside counsel, is required under applicable Laws and Regulations; PROVIDED that the Company may not, except as permitted by Section 4.3(b), withdraw or modify, or propose to withdraw or modify, its approval or recommendation of this Agreement or the transactions contemplated hereby, including the Merger, or approve or recommend, or propose to approve or recommend any Takeover Proposal, or enter into any agreement with respect to any Takeover Proposal. Upon execution of this Agreement, the Company shall, and it shall cause the Company Representatives to, immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Takeover Proposal. Notwithstanding the foregoing, prior to approval of the Agreement by the stockholders of the Company, the Company may furnish information concerning its business, properties or assets to any Person or group pursuant to confidentiality agreements with terms and conditions at least as restrictive on such Person or group as the Confidentiality Agreement is on Parent, and may negotiate and participate in discussions and negotiations with such Person or group concerning a Takeover Proposal if: (x) such Person or group has submitted a Superior Proposal, which is pending at the time the Company determines to take such action; and (y) the Board of Directors of the Company determines in good faith, based upon advice of outside counsel, that such action is required to discharge the Company's Board of Director's fiduciary duties to the Company's stockholders under the Delaware Law. The Company shall not release or permit the release of any Person from, or waive or permit the waiver of any provision of, any such confidentiality agreement or any other confidentiality, standstill or similar agreement to which the Company is a party or under which the Company has any rights.

           The Company will promptly (and in any event within one (1) business day) advise Parent in writing of the existence of any proposal, discussion, negotiation or inquiry received by the Company with respect to any Takeover Proposal, and the Company will promptly communicate to Parent the material terms and conditions of any proposal, discussion, negotiation or inquiry which it may receive and the identity of the Person or group making such proposal or inquire or engaging in such discussions or negotiations. The Company will promptly provide to Parent any non-public information concerning the Company or its Subsidiaries provided to any other Person or group which was not previously provided to Parent. The Company will keep Parent reasonably informed of the status and details of any such Takeover Proposal.

           As used in this Agreement, the following terms have the meanings set forth below:

           "SUPERIOR PROPOSAL" means an unsolicited written proposal by a Third Party (defined below) to acquire, directly or indirectly, more than 50% of the shares of Company Common Stock then outstanding or all or substantially all of the assets of the Company, and (i) otherwise on terms which the Board of Directors of the Company determines in good faith (after consultation with its independent financial advisors and outside counsel) to be more favorable to the Company's stockholders from a financial point of view than the Merger and (ii) which, in the good faith reasonable judgment of the Company's Board of Directors, is reasonably likely to be consummated within a reasonable time, taking into consideration (with respect to both subsections (i) and (ii) hereof) all financial, regulatory, legal and other aspects of such proposal.

           "TAKEOVER PROPOSAL" means any inquiry, proposal or offer, whether in writing or otherwise, from a Third Party to acquire beneficial ownership (as defined under Rule 13d-3 of the Securities Exchange Act) of assets that constitute 25% or more of the consolidated revenues, net income or assets of the Company and its Subsidiaries or 25% or more of (x) the Company Common Stock or outstanding voting power, (y) any new series or new class of preferred stock that would be entitled to a class or series vote with respect to the Merger or
(z) any other class of equity securities of the Company or any of its Subsidiaries pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer or similar transaction with respect to either the Company or any of its Subsidiaries, including any single or multi-step transaction or series of related transactions, which is structured to permit such Third Party or another Third Party to acquire beneficial ownership of assets that constitute 25% or more of the consolidated revenues, net income or assets of the Company and its Subsidiaries, or 25% or more of the equity interest in either the Company or any of its Subsidiaries.

           "THIRD PARTY" means any Person or group other than Parent, Merger Sub or any affiliate thereof.

          (b) Except as set forth in this Section 4.3(b), neither the Company's Board of Directors nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub, the approval or recommendation by the Company's Board of Directors or any such committee of this Agreement or the transactions contemplated hereby, including the Merger, (ii) approve or recommend, or propose to approve or recommend, any Takeover Proposal or (iii) enter into any agreement with respect to any Takeover Proposal. Notwithstanding the foregoing, prior to approval of the Agreement by the stockholders of the Company, the Company's Board of Directors may withdraw or modify its approval or recommendation of this Agreement or the transactions contemplated hereby, including the Merger, approve or recommend a Superior Proposal, or enter into an agreement with respect to a Superior Proposal, in each case if (A) the Company shall have received a Superior Proposal which is pending at the time the Company determines to take such action, (B) the Company's Board of Directors shall have determined in good faith, based upon advice of outside counsel, that such action is required to discharge the Company's Board of Director's fiduciary duties to the Company's stockholders under the Delaware Law and (C) at least three (3) business days shall have passed following Parent's receipt of written notice from the Company advising Parent that the Company's Board of Directors has received such a Superior Proposal which it intends to accept, specifying the material terms and conditions of such Superior Proposal, and Parent does not make an offer that the Board of Directors shall have concluded in its good faith judgment, after consultation with its financial advisors and outside counsel, is as favorable (taking into account the Termination Fee) to the Company's stockholders as such Superior Proposal, and (D) concurrently with taking such action the Company shall pay any applicable fee required by Section 7.3.

          Section 4.4 CONDUCT OF PARENT AND MERGER SUB. Parent and Merger Sub, from the date of this Agreement until the Effective Time, will not and will not permit Parent's Subsidiaries to: (a) take any action that is intended or reasonably expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VI not being satisfied or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable Laws and Regulations; (b) take any action that would materially impede or delay the ability of the parties to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby; or (c) agree to, or make any commitment to, take or authorize, any of the foregoing.

                                    ARTICLE V.
                              ADDITIONAL AGREEMENTS

          Section 5.1   REGULATORY MATTERS.

          (a) As promptly as practicable following the date of this Agreement, the Company shall prepare, allow Parent to review and then file with the SEC a proxy statement and other proxy materials in preliminary form and shall use its commercially reasonable best efforts to respond to any comments of the SEC or its staff and to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC. The Company shall notify Parent promptly of the time when the preliminary proxy statement, the Proxy Statement and any amendment or supplement thereto has been filed, and of the receipt of any comments from the SEC or its staff regarding, and of any request by the SEC or its staff for amendments or supplements to, the preliminary proxy statement or the Proxy Statement, or for additional information, and will supply Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC, on the other hand, with respect to the preliminary proxy statement, the Proxy Statement or the Merger. If at any time prior to the Company Stockholders' Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the Proxy Statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. The Company shall consult with Parent prior to mailing the Proxy Statement, or any amendment or supplement thereto, to which Parent timely and reasonably objects. Parent shall cooperate with the Company in the preparation of the Proxy Statement or any amendment or supplement thereto.

          (b) Each of Parent and the Company shall, and shall cause its Subsidiaries to, use its commercially reasonable best efforts to, (i) take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its Subsidiaries with respect to the Merger, including, without limitation, obtaining any third party consent which may be required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement, to remove any restraint or prohibition preventing the consummation of the Merger and the other transactions contemplated by this Agreement, and, subject to the conditions set forth in Article VI, to consummate the Merger and the other transactions contemplated by this Agreement and (ii) obtain (and cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity which is required to be obtained by Parent or the Company, respectively, or any of their respective Subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement. The parties hereto shall cooperate with each other promptly to prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including, to the extent necessary, any notification required by the HSR Act), and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities which are necessary or advisable to consummate the Merger and the other transactions contemplated by this Agreement. Each of Parent and the Company shall have the right to review in advance and, to the extent practicable, each will consult the other on, all the information relating to the other or any of its Subsidiaries, which appear in any filing made with any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement, in each case subject to applicable Laws and Regulations relating to the exchange of information. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein. Each of Parent and the Company shall use its commercially reasonable best efforts to resolve any objections that may be asserted by any Governmental Entity with respect to this Agreement, the Merger or the other transactions contemplated by this Agreement. Each of Parent and the Company shall not, and shall cause its respective Subsidiaries not to, engage in any action or transaction that would materially delay or materially impair the ability of the Company, Parent or Merger Sub to consummate the Merger. Parent and the Company further covenant and agree, with respect to a threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties hereto to consummate the transactions contemplated hereby, to use their respective commercially reasonable best efforts to prevent the entry, enactment or promulgation thereof, as the case may be.

          (c) Parent and the Company shall, upon request, furnish each other with all information concerning themselves, their respective Subsidiaries, directors, officers, employees and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice, application or other document made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

          (d) Parent and the Company shall promptly advise each other upon receiving any communication from any Governmental Entity whose consent or approval is required for consummation of the transactions contemplated by this Agreement which causes such party to believe that there is a reasonable likelihood that any such consent or approval will not be obtained or that the receipt of any such approval will be materially delayed.

          Section 5.2 ACCESS TO INFORMATION. Subject to the Confidentiality Agreement, the Company agrees to provide Parent and Parent's officers, directors, employees, accountants, counsel, financial advisors, agents and other representatives (collectively, the "Parent Representatives"), from time to time prior to the Effective Time or the termination of this Agreement, such information as Parent shall reasonably request with respect to the Company and its Subsidiaries and their respective businesses, financial conditions and operations. Except as required by Laws or Regulations, Parent shall hold, and shall cause Parent's Affiliates and the Parent Representatives to hold, any non-public information received from the Company, directly or indirectly, in accordance with the Confidentiality Agreement.

          Section 5.3   STOCKHOLDER APPROVAL.

          (a) As promptly as practicable following the date of this Agreement, the Company shall take all action necessary under all applicable Laws and Regulations to call, give notice of and hold a meeting of the holders of the Company's capital stock to vote on a proposal to adopt this Agreement and any other matters required to be approved for consummation of the Merger and the transactions contemplated hereby (the "Company Stockholders' Meeting"). The Company Stockholders' Meeting shall be held (on a date selected by the Company in consultation with Parent) as promptly as practicable after the mailing of the Proxy Statement. The Company shall use its commercially reasonable best efforts to ensure that all proxies solicited in connection with the Company Stockholders' Meeting are solicited in compliance with all applicable Laws and Regulations. Subject to the fiduciary duties of the Company's Board of Directors, the Proxy Statement shall include a recommendation of the Company's

Board of Directors that the stockholders of the Company adopt this Agreement (the "Company Board Recommendation").

          (b) The Company hereby represents that its Board of Directors has adopted a resolution contemplated by Section 251 of the Delaware Law recommending that the stockholders approve this Agreement and, subject to its fiduciary duties, will keep such resolution in effect and will use all commercially reasonable best efforts to obtain from its stockholders a vote approving this Agreement. The Company shall be obligated to hold the Company Meeting notwithstanding any Takeover Proposal or other event or circumstance. The Company agrees that it will not submit any Takeover Proposal to its stockholders for a vote.

          (c) Parent agrees to cause all shares of Company Common Stock owned by Parent or any subsidiary of Parent to be voted in favor of the adoption of the Agreement and consummation of the Merger at the Company Stockholders' Meeting.

          Section 5.4 PUBLIC DISCLOSURE. Unless otherwise permitted by this Agreement, Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement or any of the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld, conditioned or delayed), except as may be required by Laws or Regulations or by obligations pursuant to any listing agreement with any national securities exchange or the NASDAQ, in which case the party proposing to issue such press release or make such public statement or disclosure shall use its commercially reasonable best efforts to consult with the other party before issuing such press release or making such public statement or disclosure.

          Section 5.5 COMMERCIALLY REASONABLE BEST EFFORTS; FURTHER ASSURANCES. Each of the parties to this Agreement shall use its commercially reasonable best efforts to effect the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to Closing under this Agreement. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting the consummation of this Agreement and the transactions contemplated hereby.

          Section 5.6   EMPLOYEES; EMPLOYEE BENEFIT MATTERS.

          (a) For a transition period not to exceed one year following the Effective Time, Parent shall, or shall cause its applicable Subsidiaries to, provide those individuals employed by the Company or one of its Subsidiaries as of the Effective Time (collectively, the "Covered Employees") with base salaries and other compensation opportunities and benefits (other than stock options and other equity based plans) no less favorable, in the aggregate, to the base salaries and other compensation opportunities and benefits provided to the Covered Employees immediately prior to the Effective Time. Following such transition period, Parent shall, or shall cause its applicable Subsidiaries to, provide such Covered Employees with base salaries and other compensation opportunities and benefits substantially comparable, in the aggregate, to the base salaries and other compensation opportunities and benefits (other than stock options and other equity based plans) provided to employees similarly situated to such Covered Employees of Popular Financial Holdings, Inc. and its Subsidiaries. For the avoidance of doubt, nothing herein shall limit the right of Parent or any of its Subsidiaries to terminate the employment of any Covered Employee at any time or require Parent or any of its Subsidiaries to maintain any particular compensation or benefit program.

          (b) To the extent that a Covered Employee becomes eligible to participate in a compensation or benefit plan maintained by Parent or any of its Subsidiaries, other than those of the Company or its Subsidiaries, Parent shall cause such employee benefit plan to (i) recognize the service of such Covered Employee with the Company or its Subsidiaries (and their respective predecessors) for purposes of eligibility, vesting and benefit accrual (other than under any "final average pay" defined benefit pension plan) under such compensation or benefit plan of Parent or any of its Subsidiaries to the same extent such service was recognized immediately prior to the Effective Time under a comparable Company Benefit Plan in which such Covered Employee was a participant immediately prior to the Effective Time or, if there is no such comparable benefit plan, to the same extent such service was recognized under the Company's 401(k) Plan immediately prior to the Effective Time, PROVIDED that such recognition of service shall not operate to duplicate any benefits with respect to the Covered Employee, and (ii) with respect to any health, dental or vision plan of Parent or any of its Subsidiaries (other than the Company and its Subsidiaries) in which any Covered Employee is eligible to participate in the plan year that includes the year in which such Covered Employee is eligible to participate, (x) cause any pre-existing condition limitations under such Parent or Subsidiary plan to be waived with respect to such Covered Employee to the extent such limitation would have been waived or satisfied under the Company Benefit Plan in which such Covered Employee participated immediately prior to such eligibility, and (y) recognize any medical or other health expenses incurred by such Covered Employee in the year that includes the date on which such Covered Employee becomes eligible to participate for purposes of any applicable deductible and annual out-of-pocket expense requirements under any such health, dental or vision plan of Parent or any of its Subsidiaries.

          (c) Parent shall, or shall cause the Company to, honor all written contractual obligations of the Company and its Subsidiaries to their respective current and former employees, directors and independent contractors, including, but not limited to, all obligations under employment, severance and consulting plans and arrangements and under all Company Employee Benefit Plans, if applicable.

          (d) Prior to the Effective Time, if requested by Parent in writing, subject to applicable law and the terms of the applicable plan the Company shall take all actions necessary to terminate the Company's 401(k) Plan and all Company employee benefit plans effective immediately prior to or simultaneous with the Effective Time. Prior to the Effective Time, if requested by Parent in writing, to the extent permitted by applicable Laws and Regulations and the terms of the applicable plan or arrangement, the Company shall cause to be amended the employee benefit plans and arrangements of it and its Subsidiaries to the extent necessary to provide that no employees of Parent and its Subsidiaries shall commence to participate therein following the Effective Time unless the Surviving Corporation or such Subsidiary explicitly authorizes such participation. In addition, prior to the Effective Time, to the extent permitted by applicable Laws and Regulations and the terms of the applicable plan or arrangement, Parent shall cause to be amended, or take any actions that Parent deems appropriate, the employee benefit plans and arrangements of it and its Subsidiaries to the extent necessary to provide that no employees of the Company and its Subsidiaries shall commence to participate therein following the Effective Time unless Parent or such Subsidiary explicitly authorizes such participation.

          (e) Nothing in this Section 5.6 shall be interpreted as preventing the Surviving Corporation from amending, modifying or terminating any Parent benefit plans, Company Benefit Plans, or other employee benefit plans, contracts, arrangements, commitments or understandings, in accordance with their terms and applicable Laws and Regulations.

          Section 5.7   DIRECTOR AND OFFICER INDEMNIFICATION.

          (a) The Certificate of Incorporation and Bylaws of the Surviving Corporation shall, with respect to indemnification of officers, directors, employees and agents, not be amended, repealed or otherwise modified after the Effective Time in any manner that would adversely affect the rights thereunder of the persons who at any time prior to the Effective Time were identified as prospective indemnitees under the Certificate of Incorporation or Bylaws of the Company in respect of actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated hereby), unless such modification is required by Law.

          (b) From and after the Effective Time, Parent shall, to the fullest extent permitted by applicable Laws and Regulations, indemnify, defend and hold harmless, and provide advancement of expenses to, the present and former officers, directors, employees and agents of the Company or any of its Subsidiaries in their capacities as such (each, an "Indemnified Party") against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim based in whole or in part on or arising in whole or in part out of the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company or any Subsidiary of the Company, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement) or taken at the request of Parent pursuant to
Section 5.5.

          (c) Parent shall cause the individuals serving as officers and directors of the Company or any of its Subsidiaries immediately prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors' and officers' liability insurance policy maintained by the Company (PROVIDED that Parent may substitute therefor policies with substantively the same coverage and amounts and on terms and conditions which are reasonably comparable to those of such policy) with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such; PROVIDED that in no event shall Parent be required to expend annually in the aggregate an amount in excess of 200% of the annual premiums currently paid by the Company for such insurance (the "Insurance Amount"); PROVIDED, FURTHER, that if Parent is unable to maintain such policy (or such substitute policy) as a result of the preceding proviso, Parent shall obtain as much comparable insurance as is available for the Insurance Amount.

          (d) In the event Parent or any of its successors or assigns or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as applicable, assume the obligations set forth in this section.

          (e) The provisions of this Section 5.7 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

          Section 5.8 ADVICE OF CHANGES. The Company and Parent shall promptly advise each other of any change or event having a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable.

          Section 5.9 SECTION 16B-3. Parent, Merger Sub and the Company shall take commercially reasonable actions as may be required to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act.

                                   ARTICLE VI.
                              CONDITIONS PRECEDENT

          Section 6.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a) STOCKHOLDER APPROVAL. This Agreement shall have been duly adopted by the Company Stockholder Approval.

          (b) NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; nor shall there be any statute, rule, regulation or order enacted, entered, or enforced which prevents or prohibits the consummation of the Merger. In the event an injunction or other order shall have been issued, each party agrees to use its commercially reasonable best efforts to have such injunction or other order lifted.

          (c) GOVERNMENTAL APPROVALS. Parent, the Company and Merger Sub and their respective Subsidiaries shall have obtained from each Governmental Entity all approvals, waivers and consents necessary for consummation of the Merger and the other transactions contemplated hereby, including, without limitation, such approvals, waivers and consents as may be required under the Securities Exchange Act, the HSR Act and the applicable Laws and Regulations of any state.

          Section 6.2 CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to consummate the Merger is also subject to the fulfillment or written waiver by the Company prior to the Effective Time of each of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on such date, except to the extent such representations and warranties are expressly made only as of an earlier date, in which case as of such earlier date; PROVIDED that, if any of such representations and warranties shall not be true and correct (for this purpose disregarding any qualification or limitation as to materiality or a Parent Material Adverse Effect), then the condition stated in this clause (a) shall be deemed satisfied unless the cumulative effect of all inaccuracies of such representations and warranties (for this purpose disregarding any qualification or limitation as to materiality or Parent Material Adverse Effect) shall result in a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of Parent by a senior officer of Parent to such effect.

          (b) PERFORMANCE OF OBLIGATIONS OF PARENT. Parent shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate, dated the Closing Date, signed on behalf of Parent by a senior officer of Parent to such effect.

          Section 6.3 CONDITIONS TO OBLIGATION OF THE PARENT. The obligations of Parent and Merger Sub to consummate the Merger are also subject to the fulfillment or written waiver by Parent prior to the Effective Time of each of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in Sections 2.2(a) and 2.2(b) of this Agreement shall be true and correct (other than for such failures to be true and correct as are de minimis in effect), and the remaining representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on such date, except to the extent such representations and warranties are expressly made only as of an earlier date, in which case as of such earlier date; provided that, if any of such representations and warranties (other than the representations and warranties contained in Sections 2.2(a) and 2.2(b), which shall be true and correct other than for such failures to be true and correct as are de minimis in effect) shall not be true and correct (for this purpose disregarding any qualification or limitation as to materiality or a Company Material Adverse Effect), then the condition stated in this clause (a) shall be deemed satisfied if and only if the cumulative effect of all inaccuracies of such representations and warranties (for this purpose disregarding any qualification or limitation as to materiality or Company Material Adverse Effect) shall not be or have a Company Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer to the foregoing effect.


          (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects its obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Parent shall have received a certificate signed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer to such effect.

          (c) THIRD PARTY CONSENTS. The Company shall have obtained all consents or approvals of all Persons, other than those covered in paragraph (c) of Section 6.1 hereto, required for the execution, delivery and performance of this Agreement, the consummation of the Merger or the other transactions contemplated hereby and such consents or approvals shall be in full force and effect, unless the failure to obtain any such consent or approval or of such consent or approval not to be in full force and effect is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

                                   ARTICLE VII.
                            TERMINATION AND AMENDMENT

          Section 7.1 TERMINATION. Whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, this Agreement may be terminated upon written notice (other than in the case of Section 7.1(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 7.1 pursuant to which such termination is effected:

          (a) by mutual consent of Parent and the Company at any time prior to the Effective Time;

          (b) by either Parent or the Company at any time prior to the Effective Time if the Closing shall not have occurred on or before January 31, 2006, except to the extent that the failure of the Merger then to be consummated arises out of or results from the action or inaction of the party seeking to terminate pursuant to this Section 7.1(b);

          (c) by Parent at any time prior to the Effective Time, if (i) the Company shall breach any of its representations, warranties or obligations hereunder to an extent that would cause the conditions set forth in either
Section 6.3(a) or 6.3(b) not to be satisfied and such breach shall not have been cured within 30 business days of receipt by the Company of written notice of such breach (provided that the right to terminate this Agreement by Parent shall not be available to Parent if Parent is at that time in material breach of this Agreement), (ii) the Board of Directors of the Company shall withdraw or modify the Company Board Recommendation in a manner adverse to Parent or shall have resolved to do so, (iii) the Company shall breach in any material respect its obligations set forth in Sections 4.3(a) of this Agreement or (iv) the Board of

Directors of the Company shall have recommended, endorsed, accepted or agreed to a Takeover Proposal or shall have resolved to do so;

          (d) by the Company at any time prior to the Effective Time, if Parent shall breach any of its representations, warranties or obligations hereunder to an extent that the representations and warranties of Parent shall not be true and correct in all material respects, in each case as of the date of this Agreement and as of the Effective Time as though made on such date, except to the extent such representations and warranties are expressly made only as of an earlier date, in which case as of such earlier date; PROVIDED, HOWEVER, that Company may not terminate this Agreement if the cumulative effect of all inaccuracies of such representations and warranties (for this purpose disregarding any qualification or limitation as to materiality or Parent Material Adverse Effect) shall not be or have a Parent Material Adverse Effect, or such breach shall have been cured within 30 business days following receipt by Parent of written notice of such breach and that the right to terminate this Agreement by the Company shall not be available to the Company if the Company is at that time in material breach of this Agreement;

          (e) by the Company at any time prior to approval of the Agreement by the stockholders of the Company in order to enter into an agreement relating to a Superior Proposal in accordance with Section 4.3; PROVIDED that neither the Company nor any of the Company Representatives has violated in any material respect any of the restrictions set forth in Section 4.3 and the Company simultaneously pays any applicable fee to Parent required by Section 7.3;

          (f) by either Parent or the Company if at any time prior to the Effective Time any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable; and

          (g) by either Parent or the Company if the Company Stockholder Approval shall not have been obtained at the Company Stockholders' Meeting.

          Section 7.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective officers, directors, stockholders or Affiliates; PROVIDED that (a) the provisions of Section 5.4 (Public Disclosure),
Section 7.3 (Expenses and Termination Fees), Section 9.8 (Governing Law) and this Section 7.2 shall remain in full force and effect and survive any termination of this Agreement and (b) nothing herein shall relieve any party from liability for fraud or willful material breach in connection with this Agreement or the transactions contemplated hereby.

          Section 7.3   EXPENSES AND TERMINATION FEE.

          (a) Subject to subsections (b), (c), (d) and (e) of this Section 7.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisers, brokers, finders, agents, accountants and legal counsel) shall be paid by the party incurring such expense.

          (b) In the event that the Company wishes to terminate this Agreement pursuant to Section 7.1(e), then simultaneously with termination the Company shall pay by wire transfer of same-day funds to Parent the Termination Fee.

          (c) In the event that Parent shall terminate this Agreement pursuant to Section 7.1(c)(ii) or (iii), then, upon such termination, the Company shall pay by wire transfer of same-day funds to Parent an amount equal to one-fourth of the Termination Fee; furthermore, if a definitive agreement or letter of intent is entered into by the Company with respect to a Takeover Proposal, or a Takeover Proposal is consummated, within 12 months of such termination of this Agreement, then the Company shall, on the earlier of the date such agreement or letter of intent is entered into or a Takeover Proposal is consummated, pay by wire transfer of same-day funds to Parent an amount equal to three-fourths of the Termination Fee; PROVIDED, HOWEVER, that for the purpose of this Section 7.3(c), all references in the definition of Takeover Proposal to "25%" shall instead be deemed to refer to "a majority".

          (d) In the event that (i) any of (A) Parent shall terminate this Agreement pursuant to Section 7.1(c)(i) other than as a result of any unintentional breach of this Agreement by the Company or (B) Parent or Company shall terminate this Agreement pursuant to Section 7.1(b) as a result of a failure to consummate the Merger prior to the date set forth in Section 7.1(b) caused by a material breach (other than an unintentional material breach) of this Agreement by the Company or pursuant to Section 7.1(g), and, (ii) prior to the time of such termination a BONA FIDE Takeover Proposal with respect to the Company has been publicly made or otherwise made known to the Board of Directors of the Company or its stockholders and not irrevocably withdrawn prior to termination, and (iii) a definitive agreement or letter of intent is entered into by the Company with respect to a Takeover Proposal, or a Takeover Proposal is consummated, within 12 months of such termination of this Agreement, the Company shall, on the earlier of the date such agreement or letter of intent is entered into or Takeover Proposal consummated, pay by wire transfer of same-day funds the Termination Fee to Parent; PROVIDED, HOWEVER, that for the purpose of this Section 7.3(d), all references in the definition of Takeover Proposal to "25%" shall instead be deemed to refer to "a majority".

          (e) In the event that Parent shall terminate this Agreement pursuant to Section 7.1(c) (iv), then, upon such termination, the Company shall pay by wire transfer of same-day funds to Parent the Termination Fee; PROVIDED, HOWEVER, that for the purpose of this Section 7.3(e), all references in the definition of Takeover Proposal to "25%" shall instead be deemed to refer to "a majority".

          (f) In no event shall the Company be obligated to pay to Parent under this Section 7.3 an aggregate amount in excess of the Termination Fee and any amounts owed to Parent pursuant to Section 7.3(a) except that termination will not relieve a breaching party from liability for fraud or any willful material breach of this Agreement giving rise to such termination.

          (g)  The Company acknowledges that the agreements contained in this
Section 7.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay any amount due pursuant to this Section 7.3, and, in order to obtain such payment, the Parent commences a suit which results in a judgment against the Company for the payment set forth in this Section 7.3, the Company shall reimburse the Parent's costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest on any amount due pursuant to this Section 7.3 from the date such amount becomes payable until the date of such payment at the prime rate published in THE WALL STREET JOURNAL in effect on the date such payment was required to be made.

          Section 7.4 AMENDMENT. The boards of directors of the parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed on behalf of each of the parties hereto; provided that an amendment made subsequent to approval of this Agreement by the stockholders of the Company shall not (i) alter or change the amount or kind of consideration to be received on conversion of Company Common Stock or (ii) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the holders of Company Common Stock in any material respect.

          Section 7.5 EXTENSION; WAIVER. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII.
                                   DEFINITIONS

          Section 8.1 CERTAIN DEFINED TERMS. Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings specified below (such meanings to be equally applicable to the singular and plural forms of the terms defined):

           "1997 Company Stock Option Plan" shall mean E-LOAN's 1997 Stock Plan as amended and restated as of August 30, 1999.

           "Affiliate" of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

           "Agreement" shall have the meaning stated in the preamble to this document.

           "Assets" shall have the meaning stated in Section 2.15(a).

           "Authorizations" shall have the meaning stated in Section 2.12(b).

           "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

           "Certificate of Merger" shall mean the certificate of merger in the form mutually agreed to by Parent and the Company, or, in the absence of such agreement, "Certificate of Merger" shall mean this Agreement.

           "Closing" shall mean the consummation of the Merger.

           "Closing Date" shall have the meaning stated in Section 1.2.

           "Code" shall mean the Internal Revenue Code of 1986, as amended.

           "Company" shall mean E-LOAN, Inc., a Delaware corporation.

           "Company 401(k) Plan" shall mean the E-LOAN 401(k) Plan.

           "Company Board Recommendation" shall have the meaning stated in
Section 5.3(a).

           "Company Common Stock" shall mean common stock, par value of $0.001 per share, of the Company.

           "Company Confidential Information" shall have the meaning stated in
Section 2.19(g).

           "Company Disclosure Schedule" shall mean the document dated the date of the Agreement delivered by the Company to Parent prior to the execution and delivery of the Agreement and referring to the representations and warranties of the Company in the Agreement.

           "Company Dissenting Shares" shall mean all shares, if any, of the outstanding capital stock of the Company for which appraisal rights have been perfected under Section 262 of the Delaware Law.

           "Company Employee Benefit Plans" shall have the meaning stated in
Section 2.11(a).

           "Company ERISA Affiliate" shall have the meaning stated in Section 2.11(a).

           "Company Financial Statements" shall have the meaning stated in
Section 2.6(b).

           "Company IP Agreements" shall mean any agreement that relates to the Intellectual Property owned, used or held for use by the Company or any of its Subsidiaries or Technology Systems, including, but not limited to, all (a) licenses of Intellectual Property (i) by the Company or any of its Subsidiaries to any third party, (ii) by any third party to the Company or any of its Subsidiaries, or (iii) between or among the Company and/or any of its Subsidiaries, (b) agreements, licenses and leases between the Company or any of its Subsidiaries and any third party relating to the transfer, development, use, maintenance, support or transmission of Intellectual Property or Technology Systems, or the modification, framing, linking, advertisement, or other practices with respect to Internet websites, (c) agreements pursuant to which any Person has an ownership or security interest in any Intellectual Property or

Technology Systems, and (d) consents, settlements, decrees, orders, injunctions, judgments, or rulings governing the use, validity, or enforceability of Intellectual Property owned, used or held for use by the Company or its Subsidiaries or Technology Systems.

           "Company Material Adverse Effect" shall mean any effect that (a) is material and adverse to the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole (excluding any effect resulting from (i) events, facts or circumstances relating to the economy in general, including market fluctuations and changes in interest rates, or to the Company's industry in general and not specifically relating to the Company or any of its Subsidiaries, (ii) changes in legal or regulatory conditions that affect in general the businesses in which the Company and its Subsidiaries are engaged, (iii) the fact that the Company is partnering with Parent and its Affiliates or the announcement by Parent or its Affiliates regarding its plans or intentions regarding the operation or conduct of the business of the Company or its Subsidiaries or (iv) any change in applicable accounting requirements or principles which occurs or becomes effective after the date of this Agreement, provided that in the case of each of (i), (ii) and (iv) such changes shall not be so excluded to the extent that they have a materially more adverse effect on the Company than that experienced by similarly situated companies in the industry) or (b) prevents the Company from consummating the Merger and the other transactions contemplated by this Agreement.

           "Company Multiemployer Plan" shall have the meaning stated in Section 2.11(d).

           "Company Options" shall mean all rights, obligations, commitments or agreements of any character, whether fixed or contingent (other than the Warrants), calling for the purchase or issuance of any shares of Company Common Stock or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock.

           "Company Preferred Stock" shall mean the preferred stock, par value of $0.001 per share, of the Company.

           "Company Related Person" shall have the meaning stated in Section 2.21(a).

           "Company Representative" shall have the meaning stated in Section 4.3(a).

           "Company SEC Documents" shall mean (i) the Company's Annual Reports on Form 10-K for each fiscal year of the Company beginning on or after January 1, 2003, (ii) its Quarterly Reports on Form 10-Q for each of the first three fiscal quarters in each of the fiscal years of the Company referred to in clause
(i) above, (iii) all proxy statements relating to the Company's meetings of stockholders (whether annual or special) held, and all information statements relating to stockholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iv) its Current Reports on Form 8-K filed since the beginning of the first fiscal year referred to in clause (i) above,
(v) all other forms, reports, registration statements, financial statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to Parent pursuant to this definition) filed or submitted by the Company with the SEC since the beginning of the first fiscal year referred to in clause (i) above.

           "Company Stock Plans" shall mean the employee and director stock plans of the Company, any agreements evidencing the grant of any equity-based compensatory awards under the employee and director stock plans of the Company and other documents governing any equity-based compensatory awards.

           "Company Stockholder Approval" shall mean the affirmative vote of the holders of a majority of the votes of the outstanding shares of Company Common Stock entitled to vote thereon.

           "Company Stockholders' Meeting" shall have the meaning stated in
Section 5.3(a).

           "Confidentiality Agreement" shall mean the Confidentiality Agreement dated as of May 20, 2005, between Parent and the Company, as it may be amended from time to time.

           "Consolidated Group" shall have the meaning stated in Section
2.10(h).

           "Covered Employees" shall have the meaning stated in Section 5.6(a).

           "Delaware Law" shall mean the Delaware General
Corporation Law.

           "Domain Names" shall have the meaning stated in Section 2.19(j).

           "Effective Time" shall mean the date and time when the Merger becomes effective, as set forth in the Certificate of Merger, or if not so set forth, upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

           "ERISA" shall have the meaning stated in Section 2.11(a).

           "Exchange Agent" shall mean Parent's transfer agent, Mellon Shareholder Services or another bank or trust company selected by Parent and reasonably acceptable to the Company.

           "Exchange Fund" shall mean the cash deposited by Parent with the Exchange Agent pursuant to Section 1.13.

           "FHA" means the Federal Housing Administration.

           "FHLMC" means the Federal Home Loan Mortgage
Corporation.

           "FNMA" means the Federal National Mortgage Association.

           "GAAP" means United States generally accepted accounting principles.

           "GNMA" means the Government National Mortgage
Association.

           "Governmental Entity" shall mean any court, administrative agency or commission or other governmental, prosecutorial or regulatory authority or instrumentality.

           "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Entity.

           "HSR Act" shall have the meaning stated in Section 2.5.

           "HUD" means the United States Department of Housing and Urban Development.

           "Indemnified Party" shall have the meaning stated in Section 5.7(b).

           "Insurance Amount" shall have the meaning stated in Section 5.7(c).

           "Insurer" or "Insurers" means the FHA, the VA or any private mortgage or other insurer, pool insurance insurer and any insurer or guarantor under any standard hazard insurance policy, any federal or private flood insurance policy, any title insurance policy, any earthquake insurance policy, and any successor thereto.

           "Intellectual Property" shall mean all (i) copyrights and mask works, including copyright and mask work registrations and copyright and mask work applications, (ii) trademarks, including trademark registrations and applications for registration, (iii) patents, patent applications and statutory invention registrations, (iv) service marks, including service mark registrations and applications for registration, (v) trade names, trade dress, logos, Internet domain names and other source identifiers, including registrations and applications for registration thereof, (vi) computer software, databases, applications and programs, including source code, object code, algorithms, structure, display screens, software engines, data, websites, website content and links, layouts, development tools, instructions, templates and computer software user interfaces, all versions, updates, corrections, enhancements and modifications thereof, and all documentation related thereto (collectively, "SOFTWARE"), (vii) confidential and proprietary information, including know-how and trade secrets, (viii) customer lists, (ix) proprietary technology, (x) processes and formulae, (xi) marketing materials, (xii) inventions and (xiii) designs.

           "Investor" means any Person who (1) owns Loans, or (2) is a party (other than the Company or any Company Subsidiary) to an Investor Commitment or to a Loan Sale Agreement with the Company or any Company Subsidiary.

           "Investor Commitment" means the commitment of a Person to purchase a Loan owned by the Company or any Subsidiary of the Company.

           "IRS" shall mean the Internal Revenue Service.

           "Key Employees" shall mean those persons set forth in Exhibit 8.1.

           "Knowledge" with respect to the Company or any of its Subsidiaries shall mean actual knowledge of any of those persons set forth in Section 8.1(a) of the Company Disclosure Schedule.

           "Laws and Regulations" means all federal, state, local and foreign statutes, laws, codes, rules, regulations and ordinances.

           "Leases" shall have the meaning stated in Section 2.15(a).

           "Lien" shall mean any lien, claim, charge, option, encumbrance, mortgage, pledge or security interest or other restrictions of any kind.

           "Loans" shall have the meaning stated in Section 2.29(a).

           "Loan Sale Agreement" shall have the meaning stated in Section
2.29(a).

           "Material Contracts" shall have the meaning stated in Section 2.13.

           "Merger" shall have the meaning stated in Recital B.

           "Merger Consideration" shall have the meaning stated in Section
1.4(a).

           "Merger Sub" shall mean New Popular Acquisitions Corporation, a Delaware corporation and wholly-owned subsidiary of Parent.

           "Mortgage Loan" shall have the meaning stated in Section 2.29(g).

           "NASDAQ" shall mean the Nasdaq Stock Market, Inc.

           "Parent" shall mean Popular, Inc., a Puerto Rico corporation.

           "Parent Disclosure Schedule" shall mean the disclosure schedule, dated the date of this Agreement, delivered by Parent to the Company with reference to the specific section of the Agreement to which each disclosure relates.

           "Parent Material Adverse Effect" shall mean any material adverse effect on the ability of Parent to timely consummate the Merger and the other transactions contemplated by this Agreement.

           "Parent Representative" shall have the meaning stated in Section 5.2(a).

           "PBGC" shall have the meaning stated in Section 2.11(e).

           "Pension Plan" shall have the meaning stated in Section 2.11(g).

           "Permitted Lien" shall mean any Lien consisting of (i) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or similar common law or statutory liens or encumbrances arising in the ordinary course of business which are not delinquent or remain payable without penalty, (ii) encumbrances for Taxes and other assessments or governmental charges or levies not yet due and delinquent, and (iii) any other Liens that individually or in the aggregate do not have and would not reasonably be expected to have a Company Material Adverse Effect.

           "Person" shall mean any individual, entity or Governmental Entity.

           "Proxy Statement" shall mean a definitive form relating to the meeting of the Company's stockholders to be held in connection with this Agreement and the transactions contemplated hereby.

           "Registered" means issued by, registered with, renewed by or the subject of a pending application before any Governmental Entity or domain name registrar.

           "Regulation S-X" shall mean 17 CFR ss.210.1-01, et. seq.

           "Rights" means, with respect to any Person, securities or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, or any subscriptions, options, warrants, puts, calls or commitments or agreements of any character relating to, or any stock appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock or other securities of, or other equity interests in, such Person.

           "Risk Management Contract" shall have the meaning stated in Section 2.27.

           "SEC" shall mean the Securities and Exchange Commission.

           "Securities Act" shall mean the Securities Act of 1933, as amended.

           "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           "Software" shall have the meaning stated in Section 8.1 under the definition of "Intellectual Property."

           "SOX" means the Sarbanes-Oxley Act of 2002.

           "Subsidiary" of any Person shall mean any corporation, partnership, limited liability company, joint venture or other entity in which such Person
(a) owns, directly or indirectly, 50% or more of the outstanding voting securities or equity interests or otherwise controls or (b) is a general partner or managing member.

           "Superior Proposal" shall have the meaning stated in Section 4.3(a).

           "Surviving Corporation" shall mean the entity into which Merger Sub has merged, following the Effective Time.

           "Takeover Proposal" shall have the meaning stated in Section 4.3(a).

           "Tax" or "Taxes" shall mean all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, value-added, stamp, documentation, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, and other taxes (including estimated taxes), charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

           "Tax Returns" shall mean all returns and reports required to be filed with, or supplied to, any federal, state, local or foreign tax authority with respect to Taxes.

           "Technology Systems" shall have the meaning stated in Section
2.20(a).

           "Termination Fee" shall mean $12 million.

           "Third Party" shall have the meaning stated in Section 4.3(a).

           "Third-Party Data" means third-party databases, data feeds and data used or held for use in connection with the respective businesses of the Company or its Subsidiaries.

           "VA" means the United States Department of Veterans Affairs.

           "Warrants" shall mean all the warrants to purchase shares of Company Common Stock, which warrants were initially issued pursuant either to (A) the Stock Purchase Warrant dated February 23, 2001, issued to Greenwich Capital Financial Products, Inc. or (B) the Stock Purchase Warrant dated April 1, 2005, issued to Greenwich Capital Financial Products, Inc.

                                    ARTICLE IX.
                               GENERAL PROVISIONS

          Section 9.1 NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements set forth in this Agreement shall terminate at the Effective Time, except that the agreements set forth in Article I, Section 5.4 (Public Disclosure), Section 5.5 (Commercially Reasonable Best Efforts; Further Assurances), Section 5.6 (Employees; Employee Benefit Matters), Section 5.8 (Director and Officer Indemnification), Section
7.3 (Expenses and Termination Fee) and this Article IX shall survive the Effective Time.

          Section 9.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) if to Parent, to:

              Popular, Inc.
              209 Munoz Rivera Avenue
              3rd Floor
              Hato Rey, Puerto Rico 00918
              Attention: Cameron E. Williams
              Fax: (787) 756-0277
              with copies to:

              Popular, Inc.
              209 Munoz Rivera Avenue
              3rd Floor
              Hato Rey, Puerto Rico 00918
              Attention:  Brunilda Santos de Alvarez, Esq.
              Fax: (787) 756-0277

              and

              Popular Financial Holdings, Inc.
              301 Lippincott Drive
              Marlton, New Jersey 08053
              Attention:  John C. Terruso, Esq.
              Fax:  (856) 396-2788

              and

              Sullivan & Cromwell LLP
              125 Broad Street
              New York, New York 10004
              Attention:  Donald J. Toumey, Esq.
              Fax:  (212) 558-3588

          (b) if to the Company, to:

              E-LOAN, Inc.
              6320 Stoneridge Mall Road
              Pleasanton, California 94588
              Attention: Chief Legal Officer
              Fax:  (925) 520-6122

              with a copy to:

              Wachtell, Lipton, Rosen & Katz
              51 West 52nd Street
              New York, New York  10019
              Attention: Craig M. Wasserman, Esq.
              Fax:  (212) 403-2000

          Section 9.3 INTERPRETATION. When a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrase "the date of this Agreement" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the first paragraph of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 9.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          Section 9.5 ENTIRE AGREEMENT. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits, the Schedules, including the Company Disclosure Schedule and Parent Disclosure Schedule, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement or the Closing, in accordance with its terms.

          Section 9.6 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          Section 9.7   THIRD PARTY BENEFICIARIES. Except as set forth in
Section 5.7 (Director and Officer Indemnification), this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

          Section 9.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state's principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, any Delaware State court and the Federal court of the United States of America sitting in the State of Delaware) in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

          Section 9.9 RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

          Section 9.10 ATTORNEYS' FEES. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys' fees and costs and expenses incurred in such action or suit.

          Section 9.11 WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY PROCEEDING, LITIGATION OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY TO THIS AGREEMENT SHALL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY TO THIS AGREEMENT SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

          Section 9.12 SEVERABILITY. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision.


     [Remainder of Page Intentionally Left Blank. Signature Page Follows.]

           IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


POPULAR, INC.                       E-LOAN, INC.


By:  /s/ Cameron E. Williams        By: /s/ Mark E. Lefanowicz
    ---------------------------         ---------------------------
Name:    Cameron E. Williams        Name:   Mark E. Lefanowicz
Title:   Executive Vice President   Title:  President and
                                            Chief Executive Officer

NEW POPULAR ACQUISITIONS
CORPORATION


By:  /s/ Cameron E. Williams
    ---------------------------
Name:    Cameron E. Williams
Title:   President

                                                                      APPENDIX B


                   [Letterhead of J.P. Morgan Securities Inc.]


August 2, 2005

The Board of Directors
E-LOAN, Inc.
6230 Stoneridge Mall Road
Pleasanton, CA  34588

Members of the Board of Directors:

      You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value of $0.001 per share (the "Company Common Stock"), of E-LOAN, Inc. (the "Company") of the consideration to be received by such holders in the proposed merger (the "Merger") of the Company with a wholly-owned subsidiary of Popular Inc. (the "Merger Partner"). Pursuant to the Agreement and Plan of Merger, dated as of August 2, 2005 (the "Agreement"), by and among the Company, the Merger Partner and a wholly-owned Delaware subsidiary of the Merger Partner (the "Merger Sub"), the Company will become a wholly-owned subsidiary of the Merger Partner, and each outstanding share of Company Common Stock, other than shares of Company Common Stock held by the Merger Sub or the Company and any Company Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $4.25 per share in cash, subject to adjustment as provided in Section 1.4(c) of the Agreement.

      In arriving at our opinion, we have (i) reviewed a draft dated August 1, 2005 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Merger with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

      In addition, we have held discussions with certain members of the management of the Company and the Merger Partner with respect to certain aspects of the Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

      In giving our opinion, we have relied upon and assumed, without assuming responsibility or liability for independent verification, the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Merger Partner or otherwise reviewed by or for us. We have not reviewed individual credit files nor have we conducted or been provided with any valuation or appraisal of any assets or liabilities (including any derivative or off-balance sheet liabilities), nor have we evaluated the solvency of the Company or the Merger Partner under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, we are not experts in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses with respect thereto and, accordingly, we have assumed that such allowances for losses are in the aggregate adequate to cover such losses. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management of the Company as to the future results of operations and financial condition of the Company. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Merger and the other transactions contemplated by the Agreement will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any effect on the Company adverse to our opinion.

      Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the holders of the Company Common Stock in the proposed Merger and we express no opinion as to the fairness of the Merger to, or any consideration of, the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Merger or the relative merits of the Merger as compared to other business strategies or transactions that might be available to the Company. We are expressing no opinion herein as to the price at which the Company Common Stock will trade at any future time.

      We have acted as financial advisor to the Company with respect to the proposed Merger and will receive a fee from the Company for our services. We will also receive an additional fee if the proposed Merger is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We and our affiliates have performed investment banking and other services for the Company and the Merger Partner in the past and have been compenstated for such services, including arranging warehouse lending facilities and providing treasury and security services to each of the Company and the Merger Partner (or their respective affiliates), as well as engaging in hedging and derivative transactions and loan and equities trading with the Merger Partner and its affiliates. In 2003, we acted as a lead managing underwriter with respect to the Merger Partner's offering of trust preferred securities. Our commercial bank affiliate is a lender to each of the Company and the Merger

Partner. In addition, in the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Merger Partner for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

      On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be received by the holders of the Company Common Stock in the proposed Merger is fair, from a financial point of view, to such holders.

      This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Merger or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

                                     Very truly yours,

                                     /s/ J.P. MORGAN SECURITIES INC.

                                                                      APPENDIX C

                                APPRAISAL RIGHTS

      ss. 262. Appraisal rights. (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

           (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

           (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss. ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

           (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

      (d) Appraisal rights shall be perfected as follows:

           (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

           (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                              [FORM OF PROXY CARD]

                                  E-LOAN, INC.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ____________________, 2005 SPECIAL MEETING OF STOCKHOLDERS

      The undersigned hereby appoints ____________________, ________________ and
___________________, and each of them, with full power of substitution, as attorneys in fact, agents and proxies for the undersigned to vote all of the shares of Common Stock, par value $0.001 per share ("Corporation Common Stock"), of E-LOAN, Inc. (the "Corporation"), that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at [location], on [day], [date], 2005 at [time], local time, and at any and all adjournments or postponements thereof (the "Meeting") as indicated below.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY "FOR" PROPOSAL I AND "FOR" PROPOSAL II.

      The undersigned stockholder acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Special Meeting of Stockholders to be held on [date], 2005, and a proxy statement relating to the business to be addressed at the meeting.

      THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH RESPECT TO THE MATTERS COVERED BY THIS PROXY.

I. To adopt the Agreement and Plan of Merger, dated as of August 2, 2005, by and among the Corporation, Popular, Inc. and New Popular Acquisitions Corporation ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Corporation (the "Merger") and each share of Corporation Common Stock outstanding immediately prior to the Merger (other than certain shares owned by the Corporation and Merger Sub and dissenting shares) will be converted into the right to receive $4.25 in cash.

      |_|  FOR    |_|  AGAINST   |_|  ABSTAIN

II. To approve the adjournment of the Special Meeting of Stockholders, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal I.

      |_|  FOR    |_|  AGAINST   |_|  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AND "FOR" APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS IF NECESSARY TO SOLICIT ADDITIONAL PROXIES.

                               Please sign exactly as your name appears on this card. Joint owners should each sign personally. Corporation proxies should be signed in corporate name by an authorized officer. Executors, administrators, trustees or guardians should give their title when signing.

                               Date:
                                    --------------------------------------------

                               Signature(s):
                                            ------------------------------------


                               -------------------------------------------------




              PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

[Internet and telephone instructions to be added if E-LOAN determines to provide for Internet/telephone voting for record holders]